UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Address of principal executive offices) (Zip code)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end: 8/31/13

Date of reporting period: 8/31/13

Item 1. Reports to Stockholders.

CAVANAL HILL® Funds

ANNUAL REPORT

August 31, 2013

TABLE OF CONTENTS

Management Discussion of Fund Performance

Statements of Assets and Liabilities
Page 16

Statements of Operations
Page 19

Statements of Changes in Net Assets
Page 22

Schedules of Portfolio Investments
Page 28

Notes to Financial Statements
Page 66

Financial Highlights
Page 76

Report of Independent Registered Public Accounting Firm
Page 88

Additional Fund Information
Page 89

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOSC, Inc., a registered Broker/Dealer, member FINRA/SIPC. BOSC, Inc. is a subsidiary of BOK Financial Corporation and an affiliate of Cavanal Hill Investment Management, Inc. and BOKF, NA.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give not assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

This Page Is Intentionally Left Blank

Cavanal Hill Money Market Funds

Investment Concerns
An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a Money Market fund.

Money market investors continued to face a challenging, unusually low interest-rate environment. A backdrop of slow economic growth, muted inflation, and still-high unemployment encouraged the Federal Reserve (the “Fed”) to maintain the extraordinary easing program it launched in December 2008, and the federal funds rate target remained in a range of 0% to 0.25%. After announcing at its September 2012 Federal Open Market Committee meeting it would keep interest rates in this range until mid-2015, the Fed later abandoned its time-based thresholds for monetary policy. Instead, the Fed announced monetary policy would remain unchanged until the unemployment rate fell to 6.5% and the outlook for long-term inflation reached 2.5%. The Fed also embarked on a third round of quantitative easing (QE3), making monthly purchases of $85 billion in Treasury and government mortgage-backed securities. Meanwhile, conditions in the U.S. and European banking sectors continued to improve.

The Fed’s monetary policy, combined with subpar economic growth, continued to drive down yields on U.S. Treasury bills and other taxable and tax-exempt money market securities. For example, the yield on the three-month U.S. Treasury bill declined from 0.09% on August 31, 2012, to 0.04% on August 31, 2013. Similarly, municipal money market rates declined during the 12-month period. In addition to the Fed maintaining an ultra-low overnight lending rate, another significant factor contributed to the steady decline of the SIFMA1 Index (an average of variable-rate demand notes, or VDRNs1) during the last few months of the period. Specifically, as bond funds raised cash to meet redemptions, they invested the proceeds in VRDNs rather than redeploying the cash in intermediate- or longer-maturity municipals. This additional cash in the municipal money market enabled dealers to drop VRDN rates beginning in June. The SIFMA Index reached an all-time low of 0.05% in July, and it averaged 0.13% for the entire period.

The Securities and Exchange Commission, under new Chairman Mary Jo White, along with the federal government’s Financial Stability Oversight Council, resurrected the idea of imposing new regulations on the money market fund industry. As of the end of August 2013, these proposed regulations remained in the comment phase of the review process. It remains to be seen what, if any, of the changes are adopted, but the industry will have ample time to make adjustments in the event of reform.

The Cavanal Hill U.S. Treasury Fund
We continued to focus on maintaining portfolio liquidity, while looking for opportunities to enhance the Fund’s yield in the unusually low rate environment. The Fund primarily held positions in repurchase agreements, Treasury bills, and Treasury notes. Early in the period, we also maintained a small weighting in FDIC (Federal Deposit Insurance Corporation)-backed corporate debt securities, which offered good value. (FDIC-guaranteed debt included senior unsecured debt of banks, thrifts and certain holding companies issued under the Temporary Liquidity Guarantee Program, which expired in December 2012.)*

The Cavanal Hill Cash Management Fund
Our primary strategy included investing in securities offering relative safety while seeking opportunities to enhance yield. We focused on securities we believed offered value, strong credit quality, and yield advantages, including callable agency securities, agency discount notes, commercial paper and CDs. In addition, the Fund had positions in floating-rate securities tied to LIBOR2, which helped enhance yield.*

The Cavanal Hill Tax-Free Money Market Fund
We continued to take steps to maintain sufficient liquidity in the low-rate environment through a core holding of VRDNs. In addition, we looked for opportunities to enhance the Fund’s yield by extending the portfolio’s weighted average maturity, when appropriate and feasible. Our timely purchases of high-quality commercial paper and other fixed-rate notes helped us achieve these objectives.*

Outlook
Maintaining high-credit quality and liquidity remain the primary objectives of our money market funds, and we continue to position the portfolios in liquid, high-credit-quality securities. Additionally, we will continue to evaluate opportunities to extend the funds’ weighted average maturities, as appropriate, to capture incrementally higher yields. We expect the money market yield environment to remain extremely low, as the Fed will likely keep short-term rates unchanged until economic growth and the labor market improve.

1
The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rated demand notes (VRDN’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

2	The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.
*	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Fund Goal
We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We invest in investment-grade municipal securities within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2013, the Intermediate Tax-Free Bond Fund A Shares (at NAV) posted a total return of -2.33%; the Institutional Shares posted a total return of -2.66%; and the Investor Shares returned -2.92%. The Fund’s benchmark, the Barclays U.S. Municipal Bond Index, posted a total return of -3.70%.

The fiscal year ended August 31, 2013 proved to be a tale of two markets for municipal (muni) bond investors. Familiar trends of low rates, steady inflows into muni bond funds and robust issuance from municipalities remained in place throughout the first seven months of the period. Nevertheless, once the Federal Reserve (the “Fed”) hinted it was considering “tapering” its $85 billion monthly quantitative easing (QE) program, the muni market, similar to the Treasury market, suffered a reversal of fortunes. During the final five months of the period, the muni market experienced considerably higher yields (more than 100 basis points (1.00%) higher in the intermediate and longer part of the yield curve) and fund outflows. In addition, supply dropped significantly, as issuers were no longer able to refund their outstanding deals to take advantage of lower rates. The outflows from muni bond funds exacerbated the upswing in yields, especially at the end of the second calendar quarter of 2013. Fund managers sold holdings to meet redemptions, and muni bond dealers eventually became reluctant to add bonds to their inventories, which caused a more pronounced selloff.

After hitting historic lows in late 2012, muni bond yields ultimately climbed back to levels not seen since the spring of 2011. This dynamic pushed prices lower, which was good news from a buying perspective. Investors were able to take advantage of the first attractive buying opportunity in more than a year. From a credit perspective, the market continued to face negative headlines, the most noteworthy coming when Detroit filed the largest municipal bankruptcy in history. Although these events were isolated incidents, they had a negative ripple effect for the market as a whole.

Muni investors paid close attention to the November 2012 elections, as income tax rates, which affect the relative attractiveness of muni bonds, usually are a campaign hot button. Ultimately, the budget battle that ensued after President Obama’s reelection led to higher taxes on individuals earning more than $400,000 per year—traditionally big buyers of muni bonds. In addition, some policymakers advocated a 28% cap on tax-exempt interest income. Market participants feared such a change would limit the attractiveness of muni bonds for higher-income taxpayers. Although Congress abandoned the idea for now, it bears monitoring. The general consensus is such legislation would not pass because investors would demand issuers pay higher yields to make up for the tax advantages lost by the cap.

Fund Strategy
For the 12-month period, our strategy remained defensive from duration (price sensitivity to interest rate changes) and credit perspectives. These efforts accounted for the Fund’s outperformance relative to its benchmark for the period.

Throughout the 12-month period, we continued to focus on high-credit-quality securities, including general obligation and essential service revenue bonds. This strategy was ineffective during the first half of the period, as investors favored higher-yield securities. In this environment, longer-maturity and lower-rated muni bonds were among the strongest-performing securities. Nevertheless, this strategy was effective in the second half of the fiscal year, when rates rose and spreads (the yield relationship between Treasuries and non-Treasury securities of similar maturity) widened.*

In addition, due to the rising but still relatively low rate environment, one type of security we focused on was the “kicker” bond, which is a bond with a short call (typically, five years) and a final maturity in the 15-year range. This structure offers additional yield to the call, compared with a fixed-maturity bond, and if the bond is not called, the yield “kicks” higher to the final maturity. *

The securities in the Funds’ portfolio rated AAA, AA, A, and BAA comprised 34.47%, 58.56%, 3.68%, and 1.75% of the Fund’s portfolio, respectively, as of August 31, 2013. Non-rated securities comprised 1.54% of the portfolio.**

Outlook
Now that rates have moved significantly higher in a relatively short period of time, it remains to be seen how the market will react when the Fed actually begins tapering its bond purchases, rather than simply talking about it. Rates may move higher, however, we believe it’s unlikely the move will be as dramatic as it was recently. Select economic data have improved, but employment and gross domestic product growth remain muted. These factors may lead to a more gradual move in rates until economic momentum takes hold.

The muni market likely will move in tandem with the Treasury market, but it also will be influenced by the supply and demand dynamic and negative (yet isolated) credit-related headlines, such as the Detroit bankruptcy. We will strive to remain nimble in a rising rate environment while continuing to take advantage of buying opportunities we believe are attractive.

* The composition of the Fund’s portfolio is subject to change.

**
The above credit quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a ratings from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s or S&P ratings are available, Fitch’s rating is used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Index Description	Value of a $10,000 Investment
The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays U.S. Municipal Bond Index, an unmanaged index that covers the USD-denominated, long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will typically experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	Average Annual Total Return
	For the periods ended 8/31/13	1 Year	5 Year	10 Year
	A Shares (at NAV)1	-2.33%	3.86%	3.60%
	A Shares (with 3.75% load)1	-5.95%	3.06%	3.21%
	Investor Shares	-2.92%	3.72%	3.53%
	Institutional Shares1	-2.66%	3.98%	3.74%
	Barclays U.S. Municipal Bond Index	-3.70%	4.52%	4.48%
	Lipper Intermediate Municipal Debt Funds Average2	-3.00%	3.62%	3.47%

	Expense Ratio
				Gross
	A Shares			1.29%
	Investor Shares			1.44%
	Institutional Shares			1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2013.

The above expense ratios are from the Funds’ prospectus dated December 31, 2012. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2013 can be found in the Financial Highlights.

	1
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

	2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Short-Term Income Fund

Fund Goal
We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We only invest in investment-grade securities within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of three years or less.

For the 12-month period ended August 31, 2013, the Short-Term Income Fund A Shares (at NAV) posted a total return of 1.25%; the Institutional Shares posted a total return of 1.41%; and the Investor Shares returned 1.15%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index posted a total return of 0.02%.

The fiscal year began with the Federal Reserve (the “Fed”) launching a third—and massive—quantitative easing (QE3) program to spur economic growth and knock down the unemployment rate. The Fed also abandoned its time-based thresholds for monetary policy and announced specific targets for the unemployment rate (6.5%) and inflation outlook (2.5%) that eventually would lead to less Fed accommodation. Investors responded enthusiastically to the Fed’s $85 billion monthly purchases of Treasury and government mortgage-backed securities (MBS), which generally helped support bond market gains through the end of 2012.

Nevertheless, beginning in early 2013, modestly improving economic data, particularly in the housing industry, led to fears the Fed would start reducing its QE3 purchases and raise interest rates sooner than originally expected. These concerns caused the broad investment-grade bond market benchmark (Barclays U.S. Aggregate Bond Index) to slip into negative territory in the first quarter of 2013. A series of comments from Fed Chairman Ben Bernanke in May and June about potentially winding down QE3 later in 2013 further pressured the bond market. Interest rates soared, and total returns remained in the doldrums. Overall, for the entire 12-month period ended August 31, 2013, most investment-grade bonds generated negative performance.

Similar to the previous fiscal year, investors continued to search for yield. As such, higher-risk, higher-yielding, lower-credit-quality bonds sharply outperformed investment-grade bonds, generating healthy returns for the 12 months ended August 31, 2013.

Fund Strategy
Our duration (price sensitivity to interest rate changes) strategy, combined with security selection in the mortgage and corporate bond sectors, accounted for the bulk of the Fund’s outperformance relative to the benchmark. In particular, we maintained a longer-than-benchmark duration during the first several months of the reporting period, due to our belief that short-term rates were “anchored” by the Fed’s long-standing monetary policy of holding the federal funds rate target at 0% to 0.25%. Then, as rates across the yield curve started to head upward beginning in early 2013, we began shortening the portfolio’s duration.*

Throughout the 12-month period, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS) and investment-grade corporate bonds. Overall, non-agency MBS contributed favorably to performance, primarily due to their yield and return advantages versus government agency MBS and the improving housing market. Exposure to investment-grade corporate bonds also contributed favorably to overall Fund performance, as these securities benefitted from ongoing investor demand for yield and relatively low issuance.*

As the period progressed, we reduced the portfolio’s overall risk exposure by slowly reducing exposure to corporate bonds and increasing liquidity via Treasury purchases. We believed prices of investment-grade corporate bonds began appearing elevated, diminishing their potential rewards relative to their prevailing risk. This strategy was a slight performance detractor, as Treasuries generally underperformed corporate bonds and the broad bond market average for the 12-month period.*

As of August 31, 2013, 34% of the Fund’s assets was invested in mortgage securities, 37% was in U.S. Treasury securities, 10% was in corporate bonds, 10% was in asset-backed securities, and 3% was in agency securities. The Fund’s average maturity was 2.58 years on August 31, 2013.*

Outlook
The fixed income market is likely to remain volatile. We believe, however, rates will probably stay at these slightly elevated levels, and we do not expect interest rates to move substantially higher from here. As such, we prefer to maintain a high-quality, short-duration investment approach, limiting the portfolio’s exposure to credit risk until we believe the market is offering adequate compensation for the additional credit risk.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Short-Term Income Fund

Index Description	Value of a $10,000 Investment
The performance of the Short-Term Income Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Short-term investment grade bonds generally offer less risk and a lower rate of return than longer-term, higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	Average Annual Total Return
	For the periods ended 8/31/13	1 Year	5 Year	10 Year
	A Shares (at NAV)1	1.25%	3.71%	2.99%
	A Shares (with 2.50% load)1	-1.24%	3.19%	2.72%
	Investor Shares	1.15%	3.70%	2.98%
	Institutional Shares1	1.41%	3.97%	3.19%
	BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	0.02%	3.22%	3.52%
	Lipper Short Investment Grade Debt Funds Average2	0.52%	2.80%	2.79%

	Expense Ratio
				Gross
	A Shares			1.28%
	Investor Shares			1.43%
	Institutional Shares			1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2013.

The above expense ratios are from the Funds’ prospectus dated December 31, 2012. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2013 can be found in the Financial Highlights.

	1
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

	2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Intermediate Bond Fund

Fund goal
We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We only invest in investment-grade securities within the three highest ratings categories. The Fund maintains a dollar-weighted average maturity between three and 10 years.

For the 12-month period ended August 31, 2013, the Intermediate Bond Fund A Shares (at NAV) posted a total return of 5.00%; the Institutional Shares posted a total return of 5.21%; and the Investor Shares returned 4.94%. The Fund’s benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, showed total return of -1.46%.

The fiscal year began with the Federal Reserve (the “Fed”) launching a third—and massive—quantitative easing (QE3) program to spur economic growth and knock down the unemployment rate. The Fed also abandoned its time-based thresholds for monetary policy and announced specific targets for the unemployment rate (6.5%) and inflation outlook (2.5%) that eventually would lead to less Fed accommodation. Investors responded enthusiastically to the Fed’s $85 billion monthly purchases of Treasury and government mortgage-backed securities (MBS), which generally helped support bond market gains through the end of 2012.

Nevertheless, beginning in early 2013, modestly improving economic data, particularly in the housing industry, led to fears the Fed would start reducing its QE3 purchases and raise interest rates sooner than originally expected. These concerns caused the broad investment-grade bond market benchmark (Barclays U.S. Aggregate Bond Index) to slip into negative territory in the first quarter of 2013. A series of comments from Fed Chairman Ben Bernanke in May and June about potentially winding down QE3 later in 2013 further pressured the bond market. Interest rates soared, and total returns remained in the doldrums. Overall, for the entire 12-month period, most investment-grade bonds generated negative performance.

Similar to the previous fiscal year, investors continued to search for yield. As such, higher-risk, higher-yielding, lower-credit-quality bonds sharply outperformed investment-grade bonds, generating healthy returns for the 12 months ended August 31, 2013.

Fund Strategy
Our duration (price sensitivity to interest rate changes) strategy, combined with security selection in the mortgage and corporate bond sectors, accounted for the bulk of the Fund’s outperformance relative to the benchmark. In particular, we maintained a slightly-longer-than-benchmark duration during the first several months of the reporting period. This contributed favorably to performance, as interest rates generally declined. Then, as rates started to head upward beginning in early 2013, we began shortening the portfolio’s duration, which also aided results.*

Throughout the 12-month period, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS) and investment-grade corporate bonds. Overall, non-agency MBS contributed favorably to performance, primarily due to their yield and return advantages versus government agency MBS and the improving housing market. Exposure to investment-grade corporate bonds also contributed favorably to overall Fund performance, as these securities benefitted from ongoing investor demand for yield and relatively low issuance.*

As the period progressed, we reduced the portfolio’s overall risk exposure by slowly reducing exposure to corporate bonds and increasing liquidity via Treasury purchases. We believed prices of investment-grade corporate bonds began appearing elevated, diminishing their potential rewards relative to their prevailing risk. This strategy was a slight performance detractor, as Treasuries generally underperformed corporate bonds and the broad bond market average for the 12-month period.*

As of August 31, 2013, 28% of the Fund’s assets was invested in mortgage securities, 38% was in U.S. Treasury securities, 11% was in corporate bonds, 8% was in agency securities, and 6% was in asset-backed securities. The Fund’s average maturity was 4.11 years on August 31, 2013.*

Outlook
The fixed income market is likely to remain volatile. We believe, however, rates will probably stay at these slightly elevated levels, and we do not expect interest rates to move substantially higher from here. As such, we prefer to maintain a high-quality, short-duration investment approach, limiting the portfolio’s exposure to credit risk until we believe the market is offering adequate compensation for the additional credit risk.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Bond Fund

Index Description	Value of a $10,000 Investment
The performance of the Intermediate Bond Fund is measured against the Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Intermediate-term investment grade bonds generally offer less risk and, generally, a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	Average Annual Total Return
	For the periods ended 8/31/13	1 Year	5 Year	10 Year
	A Shares (at NAV)1	5.00%	6.03%	4.22%
	A Shares (with 3.75% load)1	1.04%	5.22%	3.83%
	Investor Shares	4.94%	6.01%	4.22%
	Institutional Shares1	5.21%	6.29%	4.43%
	Barclays U.S. Intermediate Aggregate Bond Index	-1.46%	4.53%	4.49%
	Lipper Short-Intermediate Investment Grade Debt Funds Average2	-0.30%	4.24%	3.57%

	Expense Ratio
				Gross
	A Shares			1.44%
	Investor Shares			1.59%
	Institutional Shares			1.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2013.

The above expense ratios are from the Funds’ prospectus dated December 31, 2012. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2013 can be found in the Financial Highlights.

	1
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

	2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund

Fund goal
We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We only invest in investment-grade securities within the three highest ratings categories. The Fund maintains a dollar-weighted average maturity between three and 10 years.

For the 12-month period ended August 31, 2013, the Bond Fund A Shares (at NAV) posted a total return of 0.65%; the Institutional Shares posted a total return of 0.80%; and the Investor Shares returned 0.44%. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, showed a total return of -2.47%.

The fiscal year began with the Federal Reserve (the “Fed”) launching a third—and massive—quantitative easing (QE3) program to spur economic growth and knock down the unemployment rate. The Fed also abandoned its time-based thresholds for monetary policy and announced specific targets for the unemployment rate (6.5%) and inflation outlook (2.5%) that eventually would lead to less Fed accommodation. Investors responded enthusiastically to the Fed’s $85 billion monthly purchases of Treasury and government mortgage-backed securities (MBS), which generally helped support bond market gains through the end of 2012.

Nevertheless, beginning in early 2013, modestly improving economic data, particularly in the housing industry, led to fears the Fed would start reducing its QE3 purchases and raise interest rates sooner than originally expected. These concerns caused the broad investment-grade bond market benchmark (Barclays U.S. Aggregate Bond Index) to slip into negative territory in the first quarter of 2013. A series of comments from Fed Chairman Ben Bernanke in May and June about potentially winding down QE3 later in 2013 further pressured the bond market. Interest rates soared, and total returns remained in the doldrums. Overall, for the entire 12-month period, most investment-grade bonds generated negative performance.

Similar to the previous fiscal year, investors continued to search for yield. As such, higher-risk, higher-yielding, lower-credit-quality bonds sharply outperformed investment-grade bonds, generating healthy returns for the 12 months ended August 31, 2013.

Fund Strategy
Our duration (price sensitivity to interest rate changes) strategy, combined with security selection in the mortgage and corporate bond sectors, accounted for the bulk of the Fund’s outperformance relative to the benchmark. In particular, we maintained a slightly-longer-than-benchmark duration during the first several months of the reporting period. This contributed favorably to performance, as interest rates generally declined. Then, as rates started to head upward beginning in early 2013, we began shortening the portfolio’s duration, which also aided results.*

Throughout the 12-month period, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS) and investment-grade corporate bonds. Overall, non-agency MBS contributed favorably to performance, primarily due to their yield and return advantages versus government agency MBS and the improving housing market. Exposure to investment-grade corporate bonds also contributed favorably to overall Fund performance, as these securities benefitted from ongoing investor demand for yield and relatively low issuance.*

As the period progressed, we reduced the portfolio’s overall risk exposure by slowly reducing exposure to corporate bonds and increasing liquidity via Treasury purchases. We believed prices of investment-grade corporate bonds began appearing elevated, diminishing their potential rewards relative to their prevailing risk. This strategy was a slight performance detractor, as Treasuries generally underperformed corporate bonds and the broad bond market average for the 12-month period.*

As of August 31, 2013, 39% of the Fund’s assets was invested in mortgage securities, 36% was in U.S. Treasury securities, 9% was in corporate bonds, 8% was in agency securities, and 3% was in asset-backed securities. The Fund’s average maturity was 6.38 years on August 31, 2013.*

Outlook
The fixed income market is likely to remain volatile. We believe, however, rates will probably stay at these slightly elevated levels, and we do not expect interest rates to move substantially higher from here. As such, we prefer to maintain a high quality, short duration investment approach, limiting the portfolio’s exposure to credit risk until we believe the market is offering adequate compensation for the additional credit risk.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Bond Fund

Index Description	Value of a $10,000 Investment
The performance of the Bond Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	Average Annual Total Return
	For the periods ended 8/31/13	1 Year	5 Year	10 Year
	A Shares (at NAV)1	0.65%	6.16%	4.51%
	A Shares (with 3.75% load)1	-3.12%	5.34%	4.11%
	Investor Shares	0.44%	6.11%	4.49%
	Institutional Shares1	0.80%	6.38%	4.69%
	Barclays U.S. Aggregate Bond Index	-2.47%	4.93%	4.77%
	Lipper Intermediate Investment Grade Debt Funds Average2	-1.78%	5.37%	4.45%

	Expense Ratio
				Gross
	A Shares			1.31%
	Investor Shares			1.46%
	Institutional Shares			1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2013.

The above expense ratios are from the Funds’ prospectus dated December 31, 2012. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2013 can be found in the Financial Highlights.

	1
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

	2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Balanced Fund

Fund Goal
We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across asset classes (stocks, bonds and cash equivalents), style (growth and value), location (domestic and international stocks) and size (small-, mid- and large-capitalization stocks).

For the 12-month period ended August 31, 2013, the Balanced Fund A Shares (at NAV) posted a total return of 8.73%; the Institutional Shares posted a total return of 9.09%; and the Investor Shares returned 8.76%. The Fund’s benchmarks, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index, returned 19.84% and -2.47%, respectively.

Against a backdrop of modest economic growth, contained inflation, generally favorable corporate earnings and ongoing Federal Reserve (the “Fed”) accommodations, most stocks posted robust performance for the 12-month period. The fiscal year began with the Fed launching a third—and massive—quantitative easing (QE3) program to spur growth and knock down the unemployment rate. Investors responded enthusiastically to QE3, which generally helped support stock market gains throughout the 12-month reporting period. Stocks did struggle late in 2012, though, as uncertainty stemming from November’s presidential election and the contentious debate surrounding federal tax hikes and spending cuts slated for January 1, 2013 (dubbed the “fiscal cliff”), rattled investors. However, a last-minute proposal to avoid the worst of the fiscal cliff scenarios restored investor enthusiasm, and stocks resumed a largely upward trajectory. The period ended with volatility on the upswing, largely due to uncertainty surrounding future Fed accommodations.

Speculation about when the Fed would begin scaling back QE3 largely drove performance in the investment-grade bond market during the 12-month period. Early in 2013, modestly improving economic data led to fears the Fed would start tapering its $85 billion monthly bond purchases sooner than originally expected. A series of comments from Fed Chairman Ben Bernanke in May and June about a potential timetable for winding down QE3 further pressured the bond market, and interest rates soared. Most investment-grade bonds generated negative performance for the period. Similar to the previous fiscal year, investors maintained their preference for yield, and higher-risk, higher-yielding, below-investment-grade bonds generated healthy returns for the 12 months ended August 31, 2013.

Fund Strategy
We continued to emphasize equities, which represented approximately 53% of the Fund’s portfolio at the end of the 12-month period, unchanged from August 2012. Fixed-income securities represented approximately 40% of the portfolio, also unchanged from the end of August 2012. The remainder of the Fund was invested in cash.*

Within the equity portfolio, we continued to invest in a variety of styles, including large- and mid-cap domestic stocks and developed and developing international markets. In general, all domestic stock styles and developed international stocks posted double-digit gains for the 12-month period. Conversely, emerging market stocks were relatively flat for the period, as slowing economic growth, inflationary pressures and falling commodity prices weighed on many developing countries’ stock markets.*

At the end of August 2013, large-cap core stocks comprised the bulk of the equity portfolio. In addition, the portfolio had modest weightings in mid-cap core, large cap value and large-cap growth stocks, along with smaller weightings in developed international and emerging-market stocks. Within the large cap core allocation, we altered our strategic allocations during the fiscal year, slightly reducing our quantitative and value exposure and reinvesting the proceeds in our new durable equity strategy, a large-cap, quantitatively managed style focused on companies with relatively stable business conditions that are less-sensitive to economic and credit cycles and market volatility.*

Within the Fund’s fixed income portfolio, our duration (sensitivity to interest rate changes) strategy was a key contributor to performance. We primarily maintained a slightly-longer-than-benchmark duration during the first half of the reporting period. This contributed favorably to performance, as interest rates generally declined. Then, as rates started to head upward beginning in the spring of 2013, we began shortening the portfolio’s duration, which also aided results.*

We continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS) and investment-grade corporate bonds. Overall, non-agency MBS contributed favorably to performance, primarily due to their yield and return advantages versus government agency MBS and the improving housing market. Exposure to investment-grade corporate bonds also contributed favorably to overall Fund performance, as these securities benefitted from ongoing investor demand for yield and relatively low issuance. As the period progressed we reduced the portfolio’s overall risk exposure by allowing corporate bonds to roll off slowly and increasing liquidity via Treasury purchases. We believed prices of investment-grade corporate bonds appeared elevated, diminishing their potential rewards relative to their prevailing risk. This effort slightly detracted from performance, as Treasuries generally underperformed.*

Outlook
Looking ahead, uncertainty surrounding future Fed accommodations remains a key market driver. It’s still unclear how involved the central bank will be in the financial markets going forward or when it will conclude its massive bond-buying program. Both are contingent on economic data, which remain mixed overall. Against this backdrop, we will maintain our diversified approach to the equity market, which we believe is a prudent strategy regardless of the economic environment.

The fixed income market is likely to remain volatile. We believe, however, rates will probably stay at these slightly elevated levels, and we do not expect interest rates to move substantially higher from here. As such, we prefer to maintain a high-quality, short- duration investment approach, limiting the portfolio’s exposure to credit risk until we believe the market is offering adequate compensation for the inherent additional risk.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Balanced Fund

Index Description	Value of a $10,000 Investment
The performance of the Balanced Fund is measured against the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, an unmanaged index that measures the performance of the large- cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the USD-denominated, investment- grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Stocks are more volatile and carry more risk and return potential than other forms of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	Average Annual Total Return
	For the periods ended 8/31/13	1 Year	5 Year	10 Year
	A Shares (at NAV)1	8.73%	6.02%	6.12%
	A Shares (with 5.50% load)1	2.72%	4.82%	5.52%
	Investor Shares	8.76%	6.03%	6.13%
	Institutional Shares1	9.09%	6.30%	6.37%
	Russell 1000® Index	19.84%	7.59%	7.50%
	Barclays U.S. Aggregate Bond Index	-2.47%	4.93%	4.77%
	Lipper Mixed-Asset Target Allocation Moderate Funds Average2	8.90%	5.38%	5.85%

	Expense Ratio
				Gross
	A Shares			1.53%
	Investor Shares			1.68%
	Institutional Shares			1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2013.

The above expense ratios are from the Funds’ prospectus dated December 31, 2012. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2013 can be found in the Financial Highlights.

	1
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

	2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill U.S. Large Cap Equity Fund

Fund Goal
The Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of large-cap domestic stocks with a profile similar to that of the Russell 1000® Index. We seek stocks that possess strong, sustainable earnings and revenue growth prospects, a defensible business model and limited exposure to cyclical earnings. The management team may also give consideration to practices that are designed to reduce taxable distributions to shareholders.

For the 12-month period ended August 31, 2013, the U.S. Large Cap Equity Fund A Shares (at NAV) posted a total return of 17.02%; the Institutional Shares posted a total return of 17.30%; and the Investor Shares returned 17.09%. The Fund’s benchmark, the Russell 1000® Index, posted a total return of 19.84%.

Against a backdrop of modest economic growth, contained inflation, generally favorable corporate earnings and ongoing central bank accommodations, most stocks posted robust performance for the 12-month period. The fiscal year began with the Federal Reserve (the “Fed”) launching a third—and massive—quantitative easing (QE3) program to spark economic growth and knock down the unemployment rate. The Fed’s action came on the heels of the latest European Central Bank (ECB) stimulus plan—a sovereign-debt purchase program aimed at struggling nations willing to conform to ECB fiscal guidelines. Subsequently, Japan’s central bank embarked on a massive stimulus plan designed to defeat Japan’s decades-long battle with deflation. Investors responded enthusiastically to QE3, which generally helped support stock market gains throughout the 12-month reporting period.

Stocks did struggle late in 2012, though, as uncertainty stemming from November’s presidential election and the contentious debate surrounding federal tax hikes and spending cuts slated for January 1, 2013 (dubbed the “fiscal cliff”), rattled investors. However, a last-minute proposal to avoid the worst of the fiscal cliff scenarios restored investor enthusiasm, and stocks resumed a largely upward trajectory. In addition, the period ended with volatility on the upswing, largely due to market uncertainty surrounding future Fed accommodations.

Fund Strategy
The Fund’s underperformance relative to the benchmark was largely due to lagging results during the first half of the reporting period. In early 2013, we reviewed all the Fund’s holdings to make sure they fit our strategy of investing in companies gaining market share in attractive end markets with competitive market positions and barriers to entry. We eliminated positions that didn’t meet these parameters and added new ones we believed did. Although this process resulted in larger-than-usual turnover during the first quarter of 2013, it helped the Fund outperform its benchmark during the second half of the period.*

From a sector perspective, the consumer discretionary and industrials sectors, the Fund’s largest overweights, were the primary detractors from relative performance for the 12-month period. These were key areas of reevaluation, and we believe the significant turnover in these sectors positions the Fund favorably going forward. Specifically, we believe the high-end consumer segment remains relatively healthy due to rising asset values. This factor prompted us to increase investments in premium-brand companies, focusing on those positioned to achieve similar brand success in Europe and the emerging markets. We also increased exposure to select media companies, which we believe should benefit from rising content fees, and to organic foods companies, which are experiencing market share gains. In the industrials sector, we focused on companies with competitive advantages in the aerospace and energy industries.*

The consumer staples, utilities and telecommunication services sectors represented the Fund’s largest underweights. Among companies in these sectors, protective barriers generally are lower and competitive advantages are more difficult to achieve.*

Outlook
Looking ahead, we believe the equity market continues to offer attractive valuations and long-term investment opportunities. Overall, we believe the economic recovery in Europe, improving dynamics in Japan and rising asset values in the U.S. to provide a tailwind for domestic consumption. Additionally, trends such as the aging U.S. auto fleet and aging computers and software in American businesses offer the potential for a robust reinvestment cycle. Furthermore, the recent U.S. oil shale boom has presented many attractive investment opportunities. These factors, combined with an improving housing market and a healthy banking environment, may drive economic growth in 2014. Future Fed policy remains uncertain, nevertheless given the level of investment the Fed has in the economic recovery, it appears unlikely the central bank will implement policies that derail it.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill U.S. Large Cap Equity Fund

Index Description	Value of a $10,000 Investment
The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	Average Annual Total Return
	For the periods ended 8/31/13	1 Year	5 Year	10 Year
	A Shares (at NAV)1	17.02%	4.71%	7.45%
	A Shares (with 5.50% load)1	10.56%	3.53%	6.85%
	Investor Shares	17.09%	4.70%	7.45%
	Institutional Shares1	17.30%	4.95%	7.66%
	Russell 1000® Index	19.84%	7.59%	7.50%
	Lipper Large-Cap Core Funds Average2	18.51%	6.36%	6.67%

	Expense Ratio
				Gross
	A Shares			1.41%
	Investor Shares			1.56%
	Institutional Shares			1.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2013.

The above expense ratios are from the Funds’ prospectus dated December 31, 2012. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2013 can be found in the Financial Highlights.

	1
This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

	2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund

Fund Goal
The Fund seeks to achieve positive investment returns by investing in equities, real estate investment trusts (REITs), master limited partnerships (MLPs), fixed income securities, preferred stocks, exchange-traded funds (ETFs), including leveraged and inverse ETFs, options, commodities, and money market funds. The Fund’s portfolio manager will consider all asset classes and may invest in domestic and international securities that are listed on U.S. exchanges. Investment opportunities with the most attractive risk/ return profiles and a favorable margin of safety are the primary focus for the fund.

For the 12-month period ended August 31, 2013, the Opportunistic Fund’s A Shares (at NAV) posted a total return of 18.66%; the Institutional Shares posted a total return of 19.02%, and the Investor Shares returned 18.41%. The Fund’s benchmark, the HFRX Equity Hedge Index, posted a total return of 7.52%.

The Fund’s outperformance primarily was due to our active management of stock market exposure and to active stock selection. When compared with the HFRX Equity Hedge Index, the Fund tactically modulated its equity exposure at opportune times and benefited from active stock selection to outperform this Index. Relative to the S&P 500 Index, the Fund benefitted from active stock selection.

Fund Strategy
The Fund is equity-biased, similar to an equity hedge fund. However, using our propriety bottom-up research and evaluation process, we can invest in a variety of markets and investment instruments. Additionally, we implement a proprietary system of market indicators to determine how much risk is appropriate and which asset classes offer the best risk/return opportunities.*

Our investment opportunities generally fit into one of four categories:

•	Fallen Angels: These are companies in attractive niches with durable balance sheets but have suffered short-term underperformance.

•	Special Situations: These represent investment opportunities overlooked or under-appreciated by the market as a whole.

•	Momentum Opportunities: We find these opportunities among investments with strong business tailwinds, which we believe will contribute to near-term performance.

•	Stable Growth: These are investments with proven track records and strong roadmaps of stable, reliable earnings growth.

Throughout the 12-month period, we uncovered value in select stocks, including a regional casino company, a pharmaceutical company and several oil services companies. We believe these businesses, which were generally ignored by Wall Street, offer attractive valuations and are well positioned to become acquisition candidates.

While we do not short individual stocks, we use exchange-traded funds (ETFs) and derivatives to hedge the Fund’s long positions. We track and modulate the Fund’s stock market exposure on a daily basis, based on technical, economic, and market factors. We measure our stock market exposure as being our investment in equities and equity-like instruments less the effect of hedging instruments, such as inverse ETFs or other instruments that reduce the sensitivity of fund asset values to changes in the value of equities.*

Through this modulation, we attempt to minimize the influence of declining market corrections on the portfolio. Over the course of the fiscal year, based on our methodology of measuring exposure to the market, we had periods when our exposure to equity markets was more than 95%. Additionally, we reduced our exposure, at various points during the year, to approximately 65%. We believe our ability to modulate our net exposure to equity markets may help to mitigate losses in a declining market.*

In the second half of the period, we significantly reduced the Fund’s common stock exposure by purchasing put options on the Russell 2000 Index—a strategy designed to hedge the Fund against potential market declines. As of August 31, 2013, the Fund’s net equity exposure, including options, was 72%. In addition, the Fund owned options at various strike prices and expiration dates, hedging approximately 20% of the portfolio.*

The Fund’s commodities strategy aided performance during the fiscal year. In particular, we owned positions we believe could benefit from rising natural gas prices. We also held short positions in gold, which benefited as the price of the precious metal declined.*

Meanwhile, some of the Fund’s higher-yielding investments detracted from performance, as interest rates generally moved higher during the period. Nevertheless, the rate environment drove down prices on select convertible debt securities, creating attractive appreciation potential with lower risk. Specifically, we purchased several convertible securities we believe offer stronger risk-adjusted prospects than their underlying stocks.*

Outlook
Looking ahead, we believe the equity market continues to offer attractive valuations and long-term investment opportunities. Nevertheless, we are vigilantly monitoring market conditions, and we will not hesitate to reduce our net exposure to equities should our outlook deteriorate. Overall, we expect the economic recovery in Europe, improving dynamics in Japan and rising asset values in the U.S. to provide a tailwind for domestic consumption. In addition, trends such as the aging U.S. auto fleet and aging computers and software in American businesses offer the potential for a robust reinvestment cycle. Furthermore, the recent U.S. oil shale boom has presented many attractive investment opportunities. These factors, combined with an improving housing market and a healthy banking environment, may drive economic growth in 2014. Future Fed policy remains uncertain, however given the level of investment the Fed has in the economic recovery, we believe it appears unlikely the central bank will implement policies that derail it.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Opportunistic Fund

Index Description	Value of a $10,000 Investment
Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investments in the Fund are subject to the risks related to direct investments in real estate, such as real estate risk, regulatory risk, concentration risk, and diversification risk.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

International investing involves increased risk and volatility.

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

	Average Annual Total Return
	For the periods ended 8/31/13	1 Year	Since Inception (9/1/2011)
	A Shares (at NAV)1	18.66%	16.13%
	A Shares (with 5.50% load)1	12.09%	12.90%
	Investor Shares1	18.41%	16.01%
	Institutional Shares1	19.02%	16.41%
	HFRX Equity Hedge Index	7.52%	2.01%
	S&P 500 Index	18.70%	19.08%
	Lipper Absolute Return Funds Average2	1.78%	2.19%

	Expense Ratio
			Gross
	A Shares		4.45%
	Investor Shares		4.60%
	Institutional Shares		4.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2013.

The above expense ratios are from the Funds’ prospectus dated December 31, 2012. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2013 can be found in the Financial Highlights.

	1
Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information.

	2
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities
August 31, 2013

		Cash
	U.S. Treasury	Management	Tax-Free Money
	Fund	Fund	Market Fund
Assets:
Investments, at cost	$345,606,697	$599,121,015	$328,320,046
Investments, at value	345,606,697	599,121,015	328,320,046
Repurchase agreements, at value/cost	691,200,000	585,000,000	—
Total Investments	1,036,806,697	1,184,121,015	328,320,046
Cash	7,177	—	137,500
Interest and dividends receivable	1,183,001	94,976	18,461
Receivable for investments sold	10,000,000	—	—
Receivable from fees waived or reimbursed	3,614	153,629	5,381
Prepaid expenses and other assets	21,859	26,276	11,978
Total Assets	1,048,022,348	1,184,395,896	328,493,366

Liabilities:
Distributions payable	2,155	4,862	1,386
Payable for investments purchased	—	—	10,176,600
Accrued expenses and other payables:
Administration fees	—	—	2,687
Custodian fees	632	220	1,378
Trustee fees	625	873	234
Fund accounting, transfer agent and compliance fees	13,048	17,116	5,246
Shareholder servicing fees	—	—	—
Other accrued liabilities	50,789	68,678	20,111
Total Liabilities	67,249	91,749	10,207,642
Net Assets	$1,047,955,099	$1,184,304,147	$318,285,724

Composition of Net Assets:
Shares of beneficial interest, at par	$10,479	$11,851	$3,183
Additional paid-in capital	1,047,940,472	1,185,066,436	318,282,287
Accumulated net investment income/(distributions in excess of net investment income)	(736)	(467)	13
Accumulated net realized gain/(loss) from investment transactions	4,884	(773,673)	241
Net Assets	$1,047,955,099	$1,184,304,147	$318,285,724

Net Assets:
Administrative Shares	$822,664,012	$613,298,347	$3,638,752
Service Shares	39,920,847	—	—
Institutional Shares	185,370,240	570,786,411	28,517,803
Select Shares	—	—	286,118,827
Premier Shares	—	219,389	10,342
Total	$1,047,955,099	$1,184,304,147	$318,285,724

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	822,568,399	613,662,331	3,634,592
Service Shares	39,941,168	—	—
Institutional Shares	185,440,400	571,193,721	28,522,677
Select Shares	—	—	286,118,359
Premier Shares	—	219,391	10,344
Total	1,047,949,967	1,185,075,443	318,285,972

Net asset value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00	$1.00
Service Shares	$1.00	$—	$—
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	$—	$—	$1.00
Premier Shares	$—	$1.00	$1.00

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued
August 31, 2013

	Intermediate
	Tax-Free Bond	Short-Term	Intermediate
	Fund	Income Fund	Bond Fund	Bond Fund
Assets:
Investments, at cost	$33,265,311	$141,553,508	$34,127,687	$49,672,023
Investments, at value	34,605,243	135,652,643	30,178,260	45,970,460
Investments in affiliates, at value/cost	1,019,462	6,390,779	4,209,716	3,179,105
Total Investments	35,624,705	142,043,422	34,387,976	49,149,565
Cash	—	40,788	1,306	—
Interest and dividends receivable	320,013	559,722	113,111	222,802
Receivable for capital shares issued	2,663	36,452	11,616	39,728
Prepaid expenses and other assets	12,156	25,862	25,140	22,407
Total Assets	35,959,537	142,706,246	34,539,149	49,434,502

Liabilities
Distributions payable	80,157	93,588	16,593	61,566
Payable for investments purchased	—	—	1,921,905	1,000,000
Payable for capital shares redeemed	411	74,658	17,064	65,520
Accrued expenses and other payables:
Investment advisory fees	6,145	18,059	5,446	8,142
Administration fees	3,073	12,040	2,723	4,071
Distribution fees	800	9,065	3,900	2,137
Custodian fees	307	1,204	272	407
Trustee fees	25	101	—	1
Fund accounting, transfer agent and compliance fees	604	3,354	—	269
Shareholder servicing fees	—	57	—	—
Other accrued liabilities	2,101	8,332	—	—
Total Liabilities	93,623	220,458	1,967,903	1,142,113
Net Assets	$35,865,914	$142,485,788	$32,571,246	$48,292,389

Composition of Net Assets:
Shares of beneficial interest, at par	$32	$150	$32	$52
Additional paid-in capital	34,458,487	167,495,949	43,720,280	52,237,606
Accumulated net investment income/(distributions in excess of net investment income)	(4,128)	64,539	20,865	(10,757)
Accumulated net realized gain/(loss) from investment transactions	71,591	(19,173,985)	(7,220,504)	(232,949)
Net unrealized appreciation (depreciation) on investments	1,339,932	(5,900,865)	(3,949,427)	(3,701,563)
Net Assets	$35,865,914	$142,485,788	$32,571,246	$48,292,389

Net Assets:
Investor Shares	$2,262,372	$40,195,361	$18,711,634	$10,105,798
Institutional Shares	32,112,153	99,361,314	13,746,314	38,123,845
A Shares	1,491,389	2,929,113	113,298	62,746
Total	$35,865,914	$142,485,788	$32,571,246	$48,292,389

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized) Investor Shares	204,963	4,226,683	1,831,515	1,083,794
Institutional Shares	2,905,769	10,452,856	1,344,101	4,090,133
A Shares	135,004	307,958	11,084	6,727
Total	3,245,736	14,987,497	3,186,700	5,180,654

Net Asset Value, offering price & redemption price per share:
Investor Shares	$11.04	$9.51	$10.22	$9.32
Institutional Shares	$11.05	$9.51	$10.23	$9.32
A Shares	$11.05	$9.51	$10.22	$9.33
Maximum Sales Charge:
A Shares	3.75%	2.50%	3.75%	3.75%
Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$11.48	$9.75	$10.62	$9.69

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded
August 31, 2013

		U.S. Large
	Balanced	Cap Equity	Opportunistic
	Fund	Fund	Fund
Assets:
Investments, at cost	$56,134,276	$23,693,576	$7,403,486
Investments, at value	62,562,127	29,221,711	7,411,178
Investments in affiliates, at value/cost	5,473,176	613,234	583,983
Total Investments	68,035,303	29,834,945	7,995,161
Cash	4,032	—	2,528
Interest and dividends receivable	187,756	36,975	11,070
Receivable for capital shares issued	22,930	19,672	20,250
Receivable from fees waived or reimbursed	—	—	8,370
Prepaid expenses and other assets	25,101	10,578	13,425
Total Assets	68,275,122	29,902,170	8,050,804

Liabilities:
Payable for investments purchased	1,321,914	262,035	174,220
Payable for capital shares redeemed	2,000	79,287	—
Accrued expenses and other payables:
Investment advisory fees	20,228	10,262	—
Administration fees	5,779	2,565	627
Distribution fees	3,158	433	409
Custodian fees	578	257	63
Trustee fees	—	18	5
Fund accounting, transfer agent and compliance fees	316	494	309
Shareholder servicing fees	—	—	138
Other accrued liabilities	—	1,376	389
Total Liabilities	1,353,973	356,727	176,160
Net Assets	$66,921,149	$29,545,443	$7,874,644

Composition of Net Assets:
Shares of beneficial interest, at par	$50	$22	$6
Additional paid-in capital	56,800,701	20,500,980	7,337,731
Accumulated net investment income/(distributions in excess of net investment income)	308,866	52,408	(1,312)
Accumulated net realized gain/(loss) from investment transactions	3,383,681	3,463,898	530,527
Net unrealized appreciation (depreciation) on investments	6,427,851	5,528,135	7,692
Net Assets	$66,921,149	$29,545,443	$7,874,644

Net Assets:
Investor Shares	$14,352,446	$1,929,597	$729,306
Institutional Shares	52,277,091	27,550,530	5,729,976
A Shares	291,612	65,316	1,415,362
Total	$66,921,149	$29,545,443	$7,874,644

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	1,066,988	141,165	56,749
Institutional Shares	3,876,544	2,006,322	443,793
A Shares	21,712	4,777	109,909
Total	4,965,244	2,152,264	610,451

Net Asset Value, offering price & redemption price per share:
Investor Shares	$13.45	$13.67	$12.85
Institutional Shares	$13.49	$13.73	$12.91
A Shares	$13.43	$13.67	$12.88
Maximum Sales Charge:
A Shares	5.50%	5.50%	5.50%

Maximum Offering Price per share (net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$14.21	$14.47	$13.63

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations
Year Ended August 31, 2013

		Cash	Tax-Free
	U.S. Treasury	Management	Money
	Fund	Fund	Market Fund
Investment Income:
Interest income	$946,814	$1,303,877	$510,371
Dividend income	—	—	4,164
Total income	946,814	1,303,877	514,535

Expenses:
Investment advisory fees	1,268,165	1,535,746	551,702
Administration fees	1,014,534	1,228,600	441,363
Distribution fees - Administrative Shares	1,684,221	1,226,271	18,803
Distribution fees - Service Shares	79,035	—	—
Distribution fees - Premier Shares	—	322	49
Shareholder servicing fees - Administrative Shares	1,684,221	1,226,271	18,803
Shareholder servicing fees - Service Shares	79,035	—	—
Shareholder servicing fees - Institutional Shares	350,339	1,333,128	39,292
Shareholder servicing fees - Select Shares	—	—	861,378
Shareholder servicing fees - Premier Shares	—	161	25
Fund accounting, transfer agent and compliance fees	360,953	445,790	167,551
Custodian fees	84,547	102,387	36,781
Trustee fees	41,552	51,156	19,748
Professional fees	122,064	154,626	55,622
Printing fees	34,556	50,611	16,345
Registration fees	21,544	25,346	9,614
Other expenses	129,837	134,664	52,671

Total expenses before fee and expense reductions	6,954,603	7,515,079	2,289,747

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,302,059)	(1,496,569)	(488,051)
Administration fees waived	(854,769)	(993,301)	(395,337)
Custodian fees waived	(31,741)	(27,376)	(7,401)
Distribution fees waived - Administrative Shares	(1,684,221)	(1,226,271)	(18,144)
Distribution fees waived - Service Shares	(79,035)	—	—
Distribution fees waived - Premier Shares	—	(322)	(49)
Shareholder servicing fees waived - Administrative Shares	(1,684,221)	(1,226,271)	(18,803)
Shareholder servicing fees waived - Service Shares	(79,035)	—	—
Shareholder servicing fees waived - Institutional Shares	(350,339)	(1,333,128)	(38,478)
Shareholder servicing fees waived - Select Shares	—	—	(861,378)
Shareholder servicing fees waived - Premier Shares	—	(161)	(25)

Net expenses	889,183	1,211,680	462,081

Net investment income	57,631	92,197	52,454

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	7,182	1,508	(750)
Change in net assets resulting from operations	$64,813	$93,705	$51,704

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued
Year Ended August 31, 2013

	Intermediate
	Tax-Free Bond	Short-Term	Intermediate
	Fund	Income Fund	Bond Fund	Bond Fund
Investment Income:
Interest income	$1,294,977	$2,646,776	$687,277	$1,375,816
Dividend income	—	18,091	—	—
Dividend income from affiliates	418	566	177	153
Total income	1,295,395	2,665,433	687,454	1,375,969

Expenses:
Investment advisory fees	216,030	763,166	148,016	265,451
Administration fees	78,557	277,517	53,824	96,528
Distribution fees - Investor Shares	6,200	118,533	36,018	27,762
Distribution fees - A Shares	1,869	1,945	174	96
Shareholder servicing fees - Investor Shares	6,200	118,533	36,018	27,762
Shareholder servicing fees - Institutional Shares	90,127	226,416	31,088	92,802
Shareholder servicing fees - A Shares	747	778	69	38
Fund accounting, transfer agent and compliance fees	28,803	120,027	47,225	53,656
Custodian fees	3,928	13,876	2,691	4,827
Trustee fees	2,051	6,973	1,394	2,557
Professional fees	5,878	20,663	4,250	7,487
Printing fees	2,364	8,251	2,794	2,907
Registration fees	21,546	33,432	29,648	29,745
Other expenses	5,829	14,681	4,239	6,521

Total expenses before fee and expense reductions	470,129	1,724,791	397,448	618,139

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(137,473)	(555,030)	(94,191)	(168,923)
Administration fees waived	(39,278)	(138,756)	(26,911)	(48,263)
Shareholder servicing fees waived - Investor Shares	(5,965)	(114,584)	(34,626)	(27,720)
Shareholder servicing fees waived - Institutional Shares	(90,127)	(226,416)	(31,088)	(92,802)
Shareholder servicing fees waived - A Shares	(747)	(778)	(69)	(38)

Net expenses	196,539	689,227	210,563	280,393

Net investment income	1,098,856	1,976,206	476,891	1,095,576

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	75,950	483,566	80,423	637,407
Change in unrealized appreciation/depreciation on investments	(2,085,580)	(760,932)	622,440	(1,403,447)

Net realized/unrealized gains/(losses) on investments	(2,009,630)	(277,366)	702,863	(766,040)
Change in net assets resulting from operations	$(910,774)	$1,698,840	$1,179,754	$329,536

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded
Year Ended August 31, 2013

		U.S. Large Cap	Opportunistic
	Balanced Fund	Equity Fund	Fund
Investment Income:
Interest income	$980,365	$—	$11,518
Dividend income	900,472	525,950	66,438
Dividend income from affiliates	411	45	44
Foreign tax withholding	(1,445)	(55)	(28)
Total income	1,879,803	525,940	77,972

Expenses:
Investment advisory fees	493,620	200,775	51,418
Administration fees	133,412	58,196	7,532
Distribution fees - Investor Shares	35,488	4,370	1,103
Distribution fees - A Shares	351	73	1,730
Shareholder servicing fees - Investor Shares	35,488	4,370	1,103
Shareholder servicing fees - Institutional Shares	130,923	68,302	6,582
Shareholder servicing fees - A Shares	141	29	692
Fund accounting, transfer agent and compliance fees	63,033	16,808	5,702
Custodian fees	6,671	2,910	377
Trustee fees	3,564	1,487	167
Professional fees	10,578	4,413	589
Printing fees	4,060	2,063	1,617
Registration fees	30,023	20,921	41,417
Other expenses	8,442	4,572	1,819

Total expenses before fee and expense reductions	955,794	389,289	121,848

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(260,150)	(84,384)	(43,949)
Administration fees waived	(66,704)	(29,097)	(3,766)
Shareholder servicing fees waived - Investor Shares	(35,487)	(4,346)	(206)
Shareholder servicing fees waived - Institutional Shares	(130,923)	(68,302)	(6,582)
Shareholder servicing fees waived - A Shares	(141)	(29)	(692)

Net expenses	462,389	203,131	66,653

Net investment income	1,417,414	322,809	11,319

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	4,022,068	3,604,120	540,280
Change in unrealized appreciation/depreciation on investments	265,411	737,224	(12,387)

Net realized/unrealized gains/(losses) on investments	4,287,479	4,341,344	527,893
Change in net assets resulting from operations	$5,704,893	$4,664,153	$539,212

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Cash Management Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
From Investment Activities:
Operations:
Net investment income	$57,631	$69,793	$92,197	$76,743
Net realized gains/(losses) from investment transactions	7,182	(1,214)	1,508	(1,633)

Change in net assets resulting from operations	64,813	68,579	93,705	75,110

Distributions to Shareholders:
From net investment income:
Administrative Shares	(46,109)	(57,655)	(43,888)	(40,228)
Service Shares	(2,220)	(2,131)	—	(192)
Institutional Shares	(9,300)	(10,091)	(48,309)	(36,318)
Premier Shares	—	—	(6)	—
Change in net assets from shareholder distributions	(57,629)	(69,877)	(92,203)	(76,738)
Change in net assets from capital transactions	70,813,677	(60,441,781)	256,296,584	57,667,367
Change in net assets	70,820,861	(60,443,079)	256,298,086	57,665,739

Net Assets:
Beginning of year	977,134,238	1,037,577,317	928,006,061	870,340,322
End of year	$1,047,955,099	$977,134,238	$1,184,304,147	$928,006,061
Accumulated net investment income/(distributions in excess of net investment income)	$(736)	$(739)	$(467)	$(461)

Share Transactions:*
Administrative Shares
Issued	1,071,907,761	1,139,295,045	951,243,891	1,166,856,160
Reinvested	33	34	811	826
Redeemed	(1,037,429,713)	(1,176,501,275)	(804,936,878)	(1,136,850,836)
Change in Administrative Shares	34,478,081	(37,206,196)	146,307,824	30,006,150
Service Shares
Issued	225,823,467	108,356,830	—	1,321,759
Reinvested	—	97	—	—
Redeemed	(226,435,578)	(101,116,469)	—	(10,413,333)
Change in Service Shares	(612,111)	7,240,458	—	(9,091,574)
Institutional Shares
Issued	215,084,669	179,060,015	924,627,972	754,800,706
Reinvested	8	16	1,281	1,255
Redeemed	(178,136,970)	(209,536,074)	(814,859,884)	(718,049,170)
Change in Institutional Shares	36,947,707	(30,476,043)	109,769,369	36,752,791
Premier Shares
Issued	—	—	2,190,234	—
Reinvested	—	—	6	—
Redeemed	—	—	(1,970,849)	—
Change in Premier Shares	—	—	219,391	—
Change in shares:	70,813,677	(60,441,781)	256,296,584	57,667,367

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Tax-Free Money Market Fund
	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
From Investment Activities:
Operations:
Net investment income	$52,454	$131,997
Net realized gains/(losses) from investment transactions	(750)	1,399

Change in net assets resulting from operations	51,704	133,396

Distributions to Shareholders:
From net investment income:
Administrative Shares	(673)	(1,174)
Institutional Shares	(1,248)	(1,826)
Select Shares	(50,530)	(116,965)
Premier Shares	(3)	—
From net realized gains:
Administrative Shares	(12)	(33)
Institutional Shares	(20)	(108)
Select Shares	(375)	(1,518)
Change in net assets from shareholder distributions	(52,861)	(121,624)
Change in net assets from capital transactions	(118,439,011)	85,414,643
Change in net assets	(118,440,168)	85,426,415

Net Assets:
Beginning of year	436,725,892	351,299,477
End of year	$318,285,724	$436,725,892
Accumulated net investment income/(distributions in excess of net investment income)	$13	$1,076

Share Transactions:*
Administrative Shares
Issued	35,896,940	60,494,288
Redeemed	(41,698,701)	(57,356,978)
Change in Administrative Shares	(5,801,761)	3,137,310
Service
Issued	—	9,243
Redeemed	—	(10,298)
Change in Service	—	(1,055)
Institutional Shares
Issued	133,869,361	117,094,689
Redeemed	(116,194,333)	(125,986,788)
Change in Institutional Shares	17,675,028	(8,892,099)
Select Shares
Issued	402,410,351	515,818,614
Redeemed	(532,732,973)	(424,648,127)
Change in Select Shares	(130,322,622)	91,170,487
Premier Shares
Issued	20,833	—
Reinvested	3	—
Redeemed	(10,492)	—
Change in Premier Shares	10,344	—
Change in shares:	(118,439,011)	85,414,643

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
From Investment Activities:
Operations:
Net investment income	$1,098,856	$1,150,367	$1,976,206	$2,048,925
Net realized gains/(losses) from investment transactions	75,950	1,536	483,566	(2,216,148)
Change in unrealized appreciation/depreciation on investments	(2,085,580)	1,243,406	(760,932)	4,073,462
Change in net assets resulting from operations	(910,774)	2,395,309	1,698,840	3,906,239
Distributions to Shareholders:
From net investment income:
Investor Shares	(63,685)	(67,565)	(647,406)	(706,140)
Institutional Shares	(1,014,891)	(1,076,799)	(1,455,554)	(1,887,679)
A Shares	(19,375)	(403)	(9,512)	(252)
From net realized gains:
Investor Shares	(366)	(15,345)	—	—
Institutional Shares	(5,424)	(204,586)	—	—
A Shares	(123)	(57)	—	—
Change in net assets from shareholder distributions	(1,103,864)	(1,364,755)	(2,112,472)	(2,594,071)
Change in net assets from capital transactions	(6,188,470)	2,667,224	21,277,238	26,049,045
Change in net assets	(8,203,108)	3,697,778	20,863,606	27,361,213
Net Assets:
Beginning of year	44,069,022	40,371,244	121,622,182	94,260,969
End of year	$35,865,914	$44,069,022	$142,485,788	$121,622,182
Accumulated net investment income/(distributions in excess of net investment income)	$(4,128)	$(23,406)	$64,539	$22,775

Capital Transactions:
Investor Shares
Proceeds from shares issued	$287,818	$70,690	$33,623,951	$29,456,428
Dividends reinvested	47,029	58,920	587,590	618,393
Cost of shares redeemed	(442,410)	(592,660)	(35,490,565)	(16,092,311)
Change in net assets from Investor Shares	(107,563)	(463,050)	(1,279,024)	13,982,510
Institutional Shares
Proceeds from shares issued	4,198,367	10,715,160	36,637,605	23,162,792
Dividends reinvested	128,666	177,908	472,875	469,539
Cost of shares redeemed	(11,891,200)	(7,789,546)	(17,494,008)	(11,566,048)
Change in net assets from Institutional Shares	(7,564,167)	3,103,522	19,616,472	12,066,283
A Shares
Proceeds from shares issued	2,185,157	26,292	3,439,590	—
Dividends reinvested	16,648	460	4,162	252
Cost of shares redeemed	(718,545)	—	(503,962)	—
Change in net assets from A Shares	1,483,260	26,752	2,939,790	252
Change in net assets resulting from capital transactions:	$(6,188,470)	$2,667,224	$21,277,238	$26,049,045

Share Transactions:
Investor Shares
Issued	24,932	6,122	3,505,611	3,103,792
Reinvested	4,085	5,108	61,296	65,550
Redeemed	(38,553)	(51,292)	(3,698,047)	(1,692,305)
Change in Investor Shares	(9,536)	(40,062)	(131,140)	1,477,037
Institutional Shares
Issued	363,807	927,279	3,825,078	2,455,092
Reinvested	11,087	15,454	49,402	49,821
Redeemed	(1,024,442)	(675,216)	(1,825,582)	(1,227,940)
Change in Institutional Shares	(649,548)	267,517	2,048,898	1,276,973
A Shares
Issued	192,336	2,268	359,415	—
Reinvested	1,444	40	436	26
Redeemed	(61,996)	—	(52,992)	—
Change in A Shares	131,784	2,308	306,859	26
Change in shares:	(527,300)	229,763	2,224,617	2,754,036

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Bond Fund		Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
From Investment Activities:
Operations:
Net investment income	$476,891	$633,092	$1,095,576	$1,464,383
Net realized gains/(losses) from investment transactions	80,423	(1,738,063)	637,407	(392,094)
Change in unrealized appreciation/depreciation on investments	622,440	2,477,787	(1,403,447)	1,966,890
Change in net assets resulting from operations	1,179,754	1,372,816	329,536	3,039,179
Distributions to Shareholders:
From net investment income:
Investor Shares	(288,500)	(433,237)	(286,391)	(380,997)
Institutional Shares	(282,296)	(372,522)	(1,044,197)	(1,278,404)
A Shares	(1,239)	(343)	(927)	(368)
From net realized gains:
Investor Shares	—	—	—	(18,375)
Institutional Shares	—	—	—	(55,682)
A Shares	—	—	—	(18)
Change in net assets from shareholder distributions	(572,035)	(806,102)	(1,331,515)	(1,733,844)
Change in net assets from capital transactions	8,685,528	(834,955)	752,669	5,838,493
Change in net assets	9,293,247	(268,241)	(249,310)	7,143,828
Net Assets:
Beginning of year	23,277,999	23,546,240	48,541,699	41,397,871
End of year	$32,571,246	$23,277,999	$48,292,389	$48,541,699
Accumulated net investment income/(distributions in excess of net investment income)	$20,865	$31,414	$(10,757)	$(40,382)

Capital Transactions:
Investor Shares
Proceeds from shares issued	$12,301,741	$2,916,317	$2,069,752	$3,607,509
Dividends reinvested	277,990	418,937	284,676	396,949
Cost of shares redeemed	(6,320,179)	(4,676,377)	(4,325,828)	(2,633,119)
Change in net assets from Investor Shares	6,259,552	(1,341,123)	(1,971,400)	1,371,339
Institutional Shares
Proceeds from shares issued	4,813,233	1,805,322	11,114,532	8,516,262
Dividends reinvested	53,722	51,957	316,468	461,056
Cost of shares redeemed	(2,543,639)	(1,351,454)	(8,760,171)	(4,510,550)
Change in net assets from Institutional Shares	2,323,316	505,825	2,670,829	4,466,768
A Shares
Proceeds from shares issued	135,670	—	52,505	—
Dividends reinvested	688	343	735	386
Cost of shares redeemed	(33,698)	—	—	—
Change in net assets from A Shares	102,660	343	53,240	386
Change in net assets resulting from capital transactions:	$8,685,528	$(834,955)	$752,669	$5,838,493

Share Transactions:
Investor Shares
Issued	1,201,027	302,054	216,951	385,867
Reinvested	27,205	43,227	29,846	42,465
Redeemed	(617,753)	(483,062)	(453,598)	(282,028)
Change in Investor Shares	610,479	(137,781)	(206,801)	146,304
Institutional Shares
Issued	467,001	185,392	1,167,122	915,476
Reinvested	5,277	5,353	33,196	49,377
Redeemed	(247,874)	(140,108)	(920,197)	(482,954)
Change in Institutional Shares	224,404	50,637	280,121	481,899
A Shares
Issued	13,222	—	5,493	—
Reinvested	67	35	77	41
Redeemed	(3,292)	—	—	—
Change in A Shares	9,997	35	5,570	41
Change in shares:	844,880	(87,109)	78,890	628,244

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
From Investment Activities:
Operations:
Net investment income	$1,417,414	$1,537,190	$322,809	$306,347
Net realized gains/(losses) from investment transactions	4,022,068	1,505,629	3,604,120	803,963
Change in unrealized appreciation/depreciation on investments	265,411	2,947,717	737,224	2,699,513
Change in net assets resulting from operations	5,704,893	5,990,536	4,664,153	3,809,823

Distributions to Shareholders:
From net investment income:
Investor Shares	(270,496)	(353,642)	(15,141)	(15,376)
Institutional Shares	(1,127,663)	(1,159,850)	(305,471)	(289,383)
A Shares	(1,974)	(222)	(208)	(70)
From net realized gains:
Investor Shares	(241,379)	—	(2,589)	—
Institutional Shares	(912,905)	—	(41,945)	—
A Shares	(323)	—	(17)	—
Change in net assets from shareholder distributions	(2,554,740)	(1,513,714)	(365,371)	(304,829)
Change in net assets from capital transactions	(886,841)	(1,392,649)	(4,207,940)	(11,671,858)
Change in net assets	2,263,312	3,084,173	90,842	(8,166,864)
Net Assets:
Beginning of year	64,657,837	61,573,664	29,454,601	37,621,465
End of year	$66,921,149	$64,657,837	$29,545,443	$29,454,601
Accumulated net investment income/(distributions in excess of net investment income)	$308,866	$274,227	$52,408	$50,419

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,733,243	$2,460,605	$165,592	$124,252
Dividends reinvested	510,558	353,642	17,696	15,367
Cost of shares redeemed	(2,242,060)	(6,634,570)	(115,437)	(712,886)
Change in net assets from Investor Shares	1,741	(3,820,323)	67,851	(573,267)
Institutional Shares
Proceeds from shares issued	674,102	4,070,947	3,619,291	3,327,653
Dividends reinvested	2,039,011	1,158,893	78,842	41,510
Cost of shares redeemed	(3,877,916)	(2,802,388)	(8,025,187)	(14,467,837)
Change in net assets from Institutional Shares	(1,164,803)	2,427,452	(4,327,054)	(11,098,674)
A Shares
Proceeds from shares issued	290,918	—	51,039	13
Dividends reinvested	2,050	222	224	70
Cost of shares redeemed	(16,747)	—	—	—
Change in net assets from A Shares	276,221	222	51,263	83
Change in net assets resulting from capital transactions:	$(886,841)	$(1,392,649)	$(4,207,940)	$(11,671,858)

Share Transactions:
Investor Shares
Issued	131,479	198,901	13,171	10,862
Reinvested	39,938	28,783	1,453	1,371
Redeemed	(170,129)	(537,628)	(9,200)	(63,073)
Change in Investor Shares	1,288	(309,944)	5,424	(50,840)
Institutional Shares
Issued	50,746	328,063	288,149	290,865
Reinvested	159,111	94,053	6,532	3,715
Redeemed	(291,397)	(226,911)	(636,184)	(1,330,484)
Change in Institutional Shares	(81,540)	195,205	(341,503)	(1,035,904)
A Shares
Issued	21,979	—	3,907	—
Reinvested	155	18	18	6
Redeemed	(1,234)	—	—	—
Change in A Shares	20,900	18	3,925	6
Change in shares:	(59,352)	(114,721)	(332,154)	(1,086,738)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

	Opportunistic Fund
	Year Ended	Year Ended
	August 31, 2013	August 31, 2012*
From Investment Activities:
Operations:
Net investment income	$11,319	$(5,170)
Net realized gains/(losses) from investment transactions	540,280	38,869
Change in unrealized appreciation/depreciation on investments	(12,387)	20,079
Change in net assets resulting from operations	539,212	53,778
Distributions to Shareholders:
From net investment income:
Investor Shares	(521)	(94)
Institutional Shares	(3,922)	(1,219)
A Shares	(619)	(1,143)
From net realized gains:
Investor Shares	(12,929)	—
Institutional Shares	(28,187)	—
A Shares	(15,098)	—
Change in net assets from shareholder distributions	(61,276)	(2,456)
Change in net assets from capital transactions	6,113,970	1,231,416
Change in net assets	6,591,906	1,282,738
Net Assets:
Beginning of year	1,282,738	—
End of year	$7,874,644	$1,282,738
Accumulated net investment income/(distributions in excess of net investment income)	$(1,312)	$—

Capital Transactions:
Investor Shares
Proceeds from shares issued	$404,595	$363,945
Dividends reinvested	13,045	94
Cost of shares redeemed	(102,538)	(1,090)
Change in net assets from Investor Shares	315,102	362,949
Institutional Shares
Proceeds from shares issued	5,817,181	567,227
Dividends reinvested	28,211	1,031
Cost of shares redeemed	(1,061,845)	—
Change in net assets from Institutional Shares	4,783,547	568,258
A Shares
Proceeds from shares issued	1,060,355	303,463
Dividends reinvested	15,078	1,025
Cost of shares redeemed	(60,112)	(4,279)
Change in net assets from A Shares	1,015,321	300,209
Change in net assets resulting from capital transactions:	$6,113,970	$1,231,416

Share Transactions:
Investor Shares
Issued	31,945	32,363
Reinvested	1,147	9
Redeemed	(8,618)	(97)
Change in Investor Shares	24,474	32,275
Institutional Shares
Issued	477,084	53,102
Reinvested	2,477	103
Redeemed	(88,973)	—
Change in Institutional Shares	390,588	53,205
A Shares
Issued	85,213	28,605
Reinvested	1,326	102
Redeemed	(4,961)	(376)
Change in A Shares	81,578	28,331
Change in shares:	496,640	113,811

*	Commencement of operations September 1, 2011.

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Treasury Fund

Schedule of Portfolio Investments
August 31, 2013

Principal Amount	Security Description	Amortized Cost

U.S. Treasury Obligations (32.9%)
U.S. Treasury Bills
$50,000,000	0.00%, 9/5/13 (a)	$50,000,000
100,000,000	0.01%, 9/12/13 (a)	99,999,761
		149,999,761
U.S. Treasury Notes
5,000,000	0.63%, 7/15/14	5,018,381
10,000,000	0.75%, 12/15/13	10,016,093
13,000,000	0.75%, 6/15/14	13,061,065
20,000,000	1.25%, 2/15/14	20,097,339
10,000,000	1.25%, 3/15/14	10,056,904
30,000,000	1.75%, 1/31/14	30,196,671
10,000,000	1.88%, 2/28/14	10,083,667
20,000,000	2.00%, 11/30/13	20,088,076
5,000,000	2.25%, 5/31/14	5,078,297
25,000,000	2.38%, 8/31/14	25,551,353
5,000,000	2.63%, 6/30/14	5,101,868
10,000,000	2.63%, 7/31/14	10,223,761
10,000,000	4.25%, 8/15/14	10,388,932
20,000,000	4.75%, 5/15/14	20,644,529
		195,606,936
Total U.S. Treasury Obligations		345,606,697

Repurchase Agreements (66.0%)
110,000,000	Bank of Montreal, 0.04%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $110,000,489, collateralized by various U.S. Treasury Obligations, (0.25% - 2.88%), (12/15/15 - 5/15/43), fair value $112,200,098)	110,000,000
186,200,000	Credit Agricole CIB NY, 0.04%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $186,200,828, collateralized by various U.S. Treasury Notes, (1.00% - 4.25%), (11/15/14 - 5/31/18), fair value $189,924,064)	186,200,000
195,000,000	Deutsche Bank Securities, Inc., 0.05%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $195,001,083, collateralized by U.S. Treasury Notes, (2.63%), (11/15/20), fair value $198,900,099)	195,000,000
20,000,000	Goldman Sachs & Co., 0.01%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $20,000,022, collateralized by U.S. Treasury Bonds, (4.38%), (11/15/39), fair value $20,400,096)	20,000,000

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$60,000,000	RBC Capital Markets, LLC, 0.03%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $60,000,200, collateralized by various U.S. Treasury Notes, (0.13% - 2.38%), (4/15/14 - 6/30/20), fair value $61,200,113)	$60,000,000
120,000,000	Societe Generale, 0.05%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $120,000,667, collateralized by various U.S. Treasury Obligations, (0.00% - 8.75%), (8/31/13 - 5/15/43), fair value $122,400,003)	120,000,000
Total Repurchase Agreements		691,200,000

Total Investments (Cost $1,036,806,697)(b) — 98.9%		1,036,806,697
Other assets in excess of liabilities — 1.1%		11,148,402
Net Assets — 100.0%		$1,047,955,099

(a)    Rate represents the effective yield at purchase.
(b)    Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments
August 31, 2013

Principal Amount	Security Description	Amortized Cost

Certificates of Deposit (4.2%)
$10,000,000	Rabobank Nederland NV NY, 0.21%, 2/24/14	$10,000,000
10,000,000	Rabobank Nederland NV NY, 0.21%, 2/24/14	10,000,000
15,000,000	Toronto Dominion Bank NY, 0.15%, 11/25/13	15,000,000
10,000,000	Toronto Dominion Bank NY, 0.24%, 5/22/14	10,000,729
5,000,000	Toronto Dominion Bank NY, 0.30%, 6/5/14	5,000,000
Total Certificates of Deposit		50,000,729

Commercial Paper (27.0%)
Banking (7.7%)
30,000,000	Commonwealth Bank of Australia, 0.21%, 11/20/13 (a)(b)	29,986,333
30,000,000	National Australia Funding, 0.25%, 5/16/14 (a)(b)	29,946,458
30,000,000	Nordea Bank AB, 0.10%, 9/5/13(a)(b)	29,999,667
		89,932,458
Beverages (2.5%)
14,800,000	The Coca-Cola Co., 0.19%, 2/27/14 (a)(b)	14,786,018
15,000,000	The Coca-Cola Co., 0.21%, 2/14/14 (a)(b)	14,985,475
		29,771,493
Diversified Manufacturing Operations (4.2%)
20,000,000	General Electric Co., 0.06%, 9/23/13 (a)	19,999,267
30,000,000	Total Capital Canada, Ltd., 0.21%, 4/11/14 (a)(b)	29,961,150
		49,960,417
Financial Services (5.1%)
24,000,000	BNP Paribas Finance, Inc., 0.13%, 9/23/13 (a)	23,998,093
5,000,000	General Electric Capital Corp., 0.20%, 11/12/13 (a)	4,998,000
30,000,000	Toyota Motor Credit Corp., 0.13%, 10/18/13 (a)	29,994,909
		58,991,002
Food-Miscellaneous/Diversified (2.5%)
30,000,000	Nestle Capital Corp., 0.20%, 1/9/14 (a)(b)	29,978,333
Oil-Integrated Companies (2.5%)
30,000,000	Exxon Mobil Corp., 0.02%, 9/9/13 (a)	29,999,867

Retail (2.5%)
30,000,000	Wal-Mart Stores, Inc., 0.03%, 9/4/13 (a)(b)	29,999,925
Total Commercial Paper		318,633,495

U.S. Government Agency Securities (17.9%)
Federal Farm Credit Bank
10,000,000	0.11%, 2/28/14 (c)	9,999,512
Federal Home Loan Bank
10,000,000	0.07%, 9/4/13 (c)	10,000,000
5,000,000	0.12%, 8/21/14 (c)	5,000,000
10,000,000	0.12%, 4/25/14 (c)	10,000,000
10,000,000	Series 1, 0.12%, 5/13/14 (c)	10,000,000
20,000,000	0.13%, 4/11/14	19,997,117
10,000,000	0.14%, 4/1/14 (c)	10,000,000
15,000,000	0.18%, 3/4/14	15,000,000
		79,997,117

Principal Amount	Security Description	Amortized Cost or Value

U.S. Government Agency Securities, continued:
Federal Home Loan Mortgage Corp.
$25,000,000	0.01%, 9/6/13 (a)	$24,999,965
15,000,000	0.12%, 4/8/14 (a)	14,989,050
16,898,000	3.00%, 7/28/14	17,323,600
		57,312,615
Federal National Mortgage Association
15,000,000	0.01%, 9/11/13 (a)	14,999,958
30,000,000	0.12%, 9/3/13 (a)	29,999,800
20,000,000	0.12%, 9/16/13 (a)	19,999,000
		64,998,758
Total U.S. Government Agency Securities		212,308,002

Repurchase Agreements (49.4%)
95,000,000	Bank of Montreal, 0.05%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $95,000,528, collateralized by U.S. Treasury Notes, (0.75%), (2/28/18), fair value $96,900,091)	95,000,000
175,000,000	Credit Agricole CIB NY, 0.04%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $175,000,778, collateralized by various U.S. Treasury Notes, (1.00% - 4.13%), (5/15/15 - 5/31/18), fair value $178,500,064)	175,000,000
165,000,000	Deutsche Bank Securities, Inc., 0.06%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $165,001,100, collateralized by various U.S. Government Agency Obligations, (0.00% - 7.13), (9/6/13 - 7/15/37), fair value $168,300,814)	165,000,000
50,000,000	Goldman Sachs & Co., 0.04%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $50,000,222, collateralized by various FFCB, (0.14% - 0.21%), (4/13/15 - 9/22/15), fair value $51,000,758)	50,000,000
50,000,000	RBC Capital Markets, LLC, 0.04%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $50,000,222, collateralized by various U.S. Government Agency Obligations, (0.00% - 2.80%), (4/17/14 - 11/13/24), fair value $51,003,680)	50,000,000
50,000,000	Wells Fargo Securities, LLC, 0.04%, 9/3/13, (Purchased on 8/30/13, proceeds at maturity $50,000,222, collateralized by various U.S. Government Agency Obligations, (0.00% - 8.63%), (9/25/13 - 4/15/30), fair value $51,000,456)	50,000,000
Total Repurchase Agreements		585,000,000

Time Deposit (1.5%)
18,178,789	RBC Capital Markets, LLC, 0.05%, 9/3/13	18,178,789
Total Time Deposit		18,178,789
Total Investments (Cost $1,184,121,015)(d) — 100.0%		1,184,121,015
Other assets in excess of liabilities — 0.0%		183,132
Net Assets — 100.0%		$1,184,304,147

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

(a)       Rate represents the effective yield at purchase.
(b)       Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)       Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(d)       Cost and value for federal income tax and financial reporting purposes are the same.

FFCB  Federal Farm Credit Bank

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments
August 31, 2013

Principal		Amortized Cost
Amount	Security Description	or Value

Municipal Bonds (87.8%)
Variable Rate Demand Notes (84.6%)
Alaska (2.8%)
$9,000,000	Valdez Alaska Marine Terminal Revenue, Series C, 0.04%, next reset date 9/1/13, final maturity 12/1/29, Insured by: GTY(a)	$9,000,000
Colorado (1.7%)
5,415,000	Castle Rock Colorado Certificate of Participation, 0.11%, next reset date 9/7/13, final maturity 9/1/37, Enhanced by: LOC(a)	5,415,000
Connecticut (1.9%)
6,100,000	Connecticut State Health & Educational Facilities Authority Revenue, 0.06%, next reset date 9/7/13, final maturity 7/1/29, Enhanced by: LIQ FAC(a)	6,100,000
Florida (2.7%)
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.09%, next reset date 9/7/13, final maturity 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
4,000,000	Sunshine Florida State Governmental Financing Commission Revenue, Miami Dade Country Program, Series B, 0.07%, next reset date 9/7/13, final maturity 9/1/32, Enhanced by: LOC(a)	4,000,000
		8,590,000
Georgia (4.1%)
13,000,000	Georgia Private Colleges & Universities Authority Revenue,Emory University, Series B-3, 0.05%, next reset date 9/7/13, final maturity 9/1/35(a)	13,000,000
Illinois (2.6%)
8,200,000	Cook County Illinois Revenue, 0.07%, next reset date 9/7/13, final maturity 5/1/35, Enhanced by: LOC(a)	8,200,000
Indiana (8.3%)
13,110,000	Indiana Municipal Power Agency Revenue, Series A, 0.06%, next reset date 9/7/13, final maturity 1/1/18, Enhanced by: LOC(a)	13,110,000
13,195,000	Indiana State Financial Authority Hospital Revenue, Series C, 0.05%, next reset date 9/7/13, final maturity 3/1/33, Enhanced by: LOC(a)	13,195,000
		26,305,000
Kentucky (1.3%)
4,200,000	Jeffersontown Kentucky Lease Programe Revenue, 0.06%, next reset date 9/7/13, final maturity 3/1/30, Enhanced by: LOC(a)	4,200,000
Minnesota (3.0%)
9,550,000	Minnesota State Higher Education Facilities Authority Revenue,Gustavus Adolphus College, 0.06%, next reset date 9/7/13, final maturity 10/1/34, Enhanced by: LOC(a)	9,550,000

Shares or
Principal		Amortized Cost
Amount	Security Description	or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Mississippi (4.1%)
$13,000,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue,Chevron U.S.A., Inc., Series B, 0.06%, next reset date 9/7/13, final maturity 12/1/30, Insured by: GTY(a)	$13,000,000
Missouri (3.0%)
9,470,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 0.10%, next reset date 9/7/13, final maturity 11/1/18, Enhanced by: LOC(a)	9,470,000
North Carolina (4.5%)
8,000,000	Charlotte-Mecklenburg North Carolina Hospital Authority Health Care System Revenue, Series E, 0.05%, next reset date 9/7/13, final maturity 1/15/44, Insured by: AGM(a)	8,000,000
6,400,000	North Carolina State Medical Care Commission Health Care Facilities Revenue, Series B, 0.06%, next reset date 9/7/13, final maturity 10/1/38, Enhanced by: LOC(a)	6,400,000
		14,400,000
Pennsylvania (10.6%)
13,000,000	Delaware River Port Authority Pennsylvania & New Jersey Revenue, Series A, 0.05%, next reset date 9/7/13, final maturity 1/1/26, Enhanced by: LOC(a)	13,000,000
6,000,000	Emmaus Pennsylvania General Authority Revenue, 0.06%, next reset date 9/7/13, final maturity 3/1/24, Enhanced by: LOC(a)	6,000,000
4,400,000	Emmaus Pennsylvania General Authority Revenue, 0.06%, next reset date 9/7/13, final maturity 3/1/24, Enhanced by: LOC(a)	4,400,000
10,000,000	Philadelphia Pennsylvania, GO, Series B, 0.05%, next reset date 9/7/13, final maturity 8/1/31, Enhanced by: LOC(a)	10,000,000
		33,400,000
South Carolina (4.5%)
10,000,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, bon Secours Health Systems, Inc., Series D, 0.06%, next reset date 9/7/13, final maturity 11/1/25, Enhanced by: LOC(a)	10,000,000
4,540,000	South Carolina Jobs - Economic Development Authority Student Housing Revenue, State University Housing LLC, Series A, 0.11%, next reset date 9/7/13, final maturity 3/1/27, Enhanced by: LOC(a)	4,540,000
		14,540,000

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

Principal		Amortized Cost
Amount	Security Description	or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Tennessee (3.1%)
$9,850,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.12%, next reset date 9/7/13, final maturity 11/1/27, Enhanced by: LOC(a)	$9,850,000
Texas (14.5%)
10,000,000	Austin Texas Hotel Occupancy Tax Revenue, 0.07%, next reset date 9/7/13, final maturity 11/15/29, Enhanced by: LOC(a)	10,000,000
10,000,000	Gulf Coast Waste Disposal Authority Revenue, Exxon Mobil Corp., 0.04%, next reset date 9/1/13, final maturity 6/1/20(a)	10,000,000
13,200,000	Lower Neches Valley Authority Texas Revenue, Series A, 0.05%, next reset date 9/1/13, final maturity 11/1/29(a)	13,200,000
13,000,000	University of Texas Revenue, Series B, 0.03%, next reset date 9/7/13, final maturity 8/1/39, Enhanced by: LIQ FAC(a)	13,000,000
		46,200,000
Utah (3.1%)
10,000,000	Utah Transit Authority Sales Tax Revenue, Series A, 0.05%, next reset date 9/1/13, final maturity 6/15/36, Enhanced by: LOC(a)	10,000,000
Virginia (4.7%)
9,000,000	Hanover County Virginia Economic Development Authority Revenue, Bon Secours Health Systems, Inc., Series D-1, 0.06%, next reset date 9/7/13, final maturity 11/1/25, Enhanced by: LOC(a)	9,000,000
6,000,000	Virginia Small Business Financing Authority Revenue, Museum of Fine Arts Foundation, 0.06%, next reset date 9/7/13, final maturity 8/1/35, Enhanced by: LOC(a)	6,000,000
		15,000,000
Wisconsin (4.1%)
6,025,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 0.06%, next reset date 9/7/13, final maturity 9/1/40, Enhanced by: LOC(a)	6,025,000

Shares or
Principal		Amortized Cost
Amount	Security Description	or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
$6,895,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.07%, next reset date 9/7/13, final maturity 3/1/36, Enhanced by: LOC(a)	$6,895,000
		12,920,000
Total Variable Rate Demand Notes		269,140,000
Fixed Rate Municipal Bonds (3.2%)
Texas (3.2%)
10,000,000	Texas State Revenue, 0.22%, final maturity 8/28/14	10,176,600
Total Municipal Bonds		279,316,600

Municipal Commercial Paper (11.1%)
Arizona (4.2%)
13,400,000	Phoenix Civic Improvement Corp., 0.14%, final maturity 11/6/13, Enhanced by: LOC	13,400,000
Illinois (4.1%)
13,000,000	Illinois Educational Facilities Authority, 0.12%, final maturity 12/12/13, Enhanced by: LOC	13,000,000
Virginia (2.8%)
8,995,000	Peninsula Ports Authority, 0.14%, final maturity 11/20/13, Enhanced by: LOC	8,995,000
Total Municipal Commercial Paper		35,395,000

Investment Companies (4.3%)
13,608,196	Goldman Sachs Financial Square Funds-Tax Free Money Market Fund, 0.01%(b)	13,608,195
251	SEI Tax-Exempt Trust Institutional Tax Free Fund, Class A, 0.02%(b)	251
Total Investment Companies		13,608,446

Total Investments (Cost $328,320,046)(c) — 103.2%		328,320,046
Liabilities in excess of other assets — (3.2)%		(10,034,322)
Net Assets — 100.0%		$318,285,724

(a)
Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013. The Fund has the option to put (sell) the security back to the issuer’s agent on the next and subsequent reset dates.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
GO	General Obligation
GTY	Guarantor Agreement
LIQ FAC	Liquidity Facility
LOC	Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments
August 31, 2013

Principal
Amount	Security Description	Value

Municipal Bonds (96.5%)
Arizona (4.2%)
$650,000	Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.00%, 10/1/25, Continuously Callable @ 100	$733,577
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Callable 7/1/18 @ 100*	772,763
		1,506,340
California (0.2%)
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	80,046
Colorado (2.5%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	869,535
Florida (2.1%)
700,000	Sarasota County Florida Utility System Revenue, Series A, 5.00%, 10/1/25, Callable 10/1/15 @ 100, Insured by: NATL-RE, AGC, FGIC*	739,921
Georgia (1.1%)
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Callable 1/1/19 @ 100*	389,407

Hawaii (2.3%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Callable 7/1/17 @ 100, Insured by: AGM*	826,500
Illinois (3.7%)
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: FSA	239,809
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: AGM, ETM	335,456
10,000	Williamson County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC	11,203
660,000	Williamson County Illinois Community High School District No. 210 Lincoln-Way School Building, GO, 5.00%, 1/1/17, Insured by: NATL-RE, FGIC, ETM	745,350
		1,331,818
Indiana (3.4%)
390,000	Bartholomew County Indiana Building Corp. Revenue, 4.25%, 7/15/14	402,457
305,000	Bartholomew County Indiana Building Corp. Revenue, 4.25%, 7/15/15	324,307

Principal
Amount	Security Description	Value

Municipal Bonds, continued:
Indiana, continued:
$500,000	Wayne Township Indiana Marion County School Building Corp. Revenue, 5.00%, 7/15/26, Continuously Callable @ 100, Insured by: NATL-RE, FGIC, State Aid Withholding	$515,965
		1,242,729
Iowa (4.4%)
720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Callable 6/1/19 @ 100*	756,662
805,000	Davenport Iowa, GO, Series A, 4.38%, 6/1/20, Callable 6/1/14 @ 100, Insured by: NATL-RE, FGIC*	827,885
		1,584,547
Kansas (2.0%)
700,000	Topeka Kansas Utility Revenue, Series A, 4.38%, 8/1/23, Continuously Callable @ 101, Insured by: NATL-RE	733,544
Maryland (1.7%)
550,000	Maryland State, GO, 5.00%, 3/15/20, Callable 3/15/17 @ 100*	626,280
Massachusetts (1.8%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: MBIA	657,212
Minnesota (2.2%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Callable 12/1/19 @ 100*	783,180
New York (0.1%)
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: AGM, ETM	27,430
North Carolina (2.2%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Callable 2/1/19 @ 100*	780,848
Oregon (2.3%)
750,000	Washington County Oregon, GO, 5.00%, 6/1/24, Callable 6/1/16 @ 102*	835,454
Pennsylvania (6.7%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Callable 5/15/18 @ 100, Insured by: State Aid Withholding*	871,852
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Continuously Callable @ 100, Insured by: CCLIA, ETM	10,042
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Callable 2/15/19 @ 100, Insured by: State Aid Withholding*	711,545
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Callable 5/15/19 @ 100, Insured by: State Aid Withholding*	803,813
		2,397,252

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal
Amount	Security Description	Value

Municipal Bonds, continued:
South Carolina (2.2%)
$775,000	South Carolina State, GO, Series A66, 4.00%, 4/1/24, Continuously Callable @ 100	$805,969

Tennessee (2.1%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Callable 4/1/19 @ 100*	767,340

Texas (31.1%)
300,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Continuously Callable @ 100	329,769
610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	621,139
700,000	Goose Creek Texas Consolidated Independent School District, GO, 4.50%, 2/15/28, Callable 2/15/15 @ 100, Insured by: NATL-RE, FGIC, PSF-GTD*	716,723
750,000	Harris County Texas, GO, Series B, 5.00%, 10/1/24, Callable 10/1/14 @ 100*	788,865
500,000	Houston Texas Community College, GO, 5.00%, 2/15/37	509,480
625,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Continuously Callable @ 100, Insured by: AGM	669,306
640,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: GTY	676,794
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Callable 2/15/19 @ 100*	863,745
500,000	Liberty Hill Texas Independent School District, GO, 5.00%, 8/1/35, Insured by: PSF-GTD	518,855
135,000	Midlothian Texas Independent School District, GO, 5.00%, 2/15/34, Insured by: PSF-GTD	138,382
365,000	Midlothian Texas Independent School District, GO, 5.00%, 2/15/34, Insured by: PSF-GTD, ETM	389,707
500,000	San Marcos Texas Tax & Toll Revenue, GO, 5.00%, 8/15/26, Callable 8/15/17 @ 100, Insured by: AGM*	516,760
500,000	Spring Texas Independent School District, GO, 5.00%, 8/15/27, Continuously Callable @ 100, Insured by: PSF-GTD	546,345
575,000	Texas State, GO, 4.50%, 4/1/33, Continuously Callable @ 100	569,078
450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Callable 2/15/18 @ 100, Insured by: PSF-GTD*	496,220
750,000	Williamson County Texas Pass-Through Toll Bond, GO, 5.00%, 2/15/21, Callable 2/15/19 @ 100*	860,107

Shares or
Principal
Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$640,000	Wylie Texas, GO, 5.00%, 2/15/21, Continuously Callable @ 100	$716,557
1,050,000	Ysleta Texas Independent School District, GO, 5.00%, 8/15/23, Callable 8/15/16 @ 100, Insured by: PSF-GTD*	1,166,644
		11,094,476

Utah (2.0%)
700,000	Utah State Transit Authority Sales Tax Revenue, Series A, 5.00%, 6/15/32, Continuously Callable @ 100, Insured by: AGM	722,742

Virginia (2.2%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Callable 4/1/19 @ 100, Insured by: State Aid Withholding*	783,480

Washington (10.5%)
500,000	King County Washington Public Hospital District No.1, GO, Series B, 5.25%, 12/1/37, Continuously Callable @ 100	507,915
500,000	King County Washington Sewer Revenue, Series C, 5.00%, 1/1/35, Continuously Callable @ 100	515,415
500,000	Lewis County Washington Public Utility Revenue District No. 1, Series A, 5.00%, 12/1/27, Continuously Callable @ 100, Insured by: AGM	514,180
750,000	Seattle Washington, GO, 5.00%, 5/1/21, Callable 5/1/19 @ 100*	857,024
685,000	Snohomish County Washington, GO, Series A, 5.00%, 12/1/27, Continuously Callable @ 100	732,169
605,000	Washington State, GO, Series B-1, 5.00%, 8/1/25, Continuously Callable @ 100	664,550
		3,791,253

Wisconsin (3.5%)
550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Callable 10/1/16 @ 100*	599,269
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Callable 12/1/18 @ 100*	628,671
		1,227,940
Total Municipal Bonds		34,605,243

Investment in Affiliates (2.8%)
1,019,462	Cavanal Hill Tax-Free Money Market Fund, Institutional Class, 0.01%(a)	1,019,462
Total Investment in Affiliates		1,019,462

Total Investments (Cost $34,284,773)(b) — 99.3%		35,624,705
Other assets in excess of liabilities — 0.7%		241,209
Net Assets — 100.0%		$35,865,914

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 4 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
CCLIA	Connie Lee - College Construction Loan Insurance Association
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GO	General Obligation
GTY	Guarantor Agreement MBIA Municipal Bond Insurance Association
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments
August 31, 2013

Principal Amount	Security Description	Value

Asset Backed Securities (10.3%)
$250,476	ACE Securities Corp., Series 2005-SD3, Class A, 0.58%, 8/25/45(a)	$249,686
333,034	Aegis Asset Backed Securities Trust, Series 2004-6, Class M1, 0.72%, 3/25/35(a)	332,446
1,115,145	Alesco Preferred Funding Ltd., Series 8A, Class C2, 1.62%, 12/23/35(a)(b)	111,514
59,426	Ameriquest Mortgage Securities, Inc., Series 2003-IA1, Class A4, 4.97%, 11/25/33	59,320
728,214	Bank of America Commercial Mortgage Trust, Series 2007-4, Class A3, 6.00%, 2/10/51(a)	751,199
476,052	Bayview Financial Acquisition Trust, Series 2003-AA, Class M2, 5.28%, 2/25/33	476,843
184,218	Bayview Financial Acquisition Trust, Series 2005-B, Class 1A6, 5.21%, 4/28/39(a)	184,496
844,764	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A2, 5.48%, 2/28/41(a)	861,303
1,068,401	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	1,083,043
1,619,987	Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27(c)	1,624,037
548,494	Chase Funding Loan Acquisition Trust, Series 2003-C1, Class 1A5, 3.42%, 2/25/15	545,547
156,700	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-3, Class 1A6, 4.71%, 6/25/32	156,834
5,590	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	5,592
190,740	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34(a)	193,800
2,920,050	Coast Savings & Loan Assoc., Series 1992-1, Class A, 2.90%, 7/25/22(a)	2,884,082
69,321	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(a)	72,135
45,293	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 0.40%, 1/15/34(a)	40,982
822,878	Fremont Home Loan Trust, Series 2004-3, Class M5, 2.06%, 11/25/34(a)	88,072
880,700	GSAMP Trust, Series 2005-HE4, Class M1, 0.63%, 7/25/45(a)	863,395
3,457	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(a)	3,463
226,564	Master Specialized Loan Trust, Series 2005-2, Class A2, 5.01%, 7/25/35(a)	227,783
1,326,854	Nations Equipment Finance Funding LLC, Series 2013-1A, Class A, 1.70%, 11/20/16(c)	1,326,854
727,716	Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class AF6, 4.65%, 9/25/34(a)	734,470

Principal Amount	Security Description	Value

Asset Backed Securities, continued:
$113,646	RAAC, Series 2006-RP1, Class A3, 0.48%, 10/25/45(a)(c)	$110,526
449,057	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	438,709
195,960	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.79%, 9/25/33(a)	101,099
525,477	Residential Asset Mortgage Products, Inc., Series 2003-RZ4, Class A7, 4.79%, 6/25/33(a)	540,347
46,840	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(a)	46,885
195,727	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 3.87%, 7/25/33(a)	194,760
146,885	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 5.01%, 12/25/33(a)	149,398
432,788	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35(a)	277,801
Total Asset Backed Securities		14,736,421

Mortgage Backed Securities† (34.2%)
Alt-A - Adjustable Rate Mortgage Backed Securities (1.9%)
260,479	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 2.56%, 2/25/36(a)	164,244
22,544	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.43%, 7/25/35(a)	17,138
58,653	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 1.47%, 7/20/35(a)	40,695
5,122	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 0.28%, 10/25/36(a)	2,757
308,373	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(a)	318,071
50,255	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34(a)	52,317
17,300	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36(a)	12,791
53,773	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.20%, 9/25/34(a)	52,711
1,071,701	JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37(a)(c)	1,077,708
39,315	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 2.67%, 4/21/34(a)	39,787
83,505	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 2.95%, 8/25/35(a)	77,409
556,358	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36(a)	293,853

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$173,286	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.56%, 9/25/34(a)	$168,936
57,022	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 3.76%, 1/25/36(a)	41,500
94,631	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	93,857
215,848	Structured Asset Securities Corp., Series 2004-11XS, Class 1A4A, 5.84%, 6/25/34(a)	216,928
		2,670,702
Alt-A - Fixed Rate Mortgage Backed Securities (2.5%)
95,206	Bank of America Alternative Loan Trust, Series 2004-5, Class 4A1, 5.00%, 6/25/19	95,424
44,668	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	42,198
71,040	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	62,183
20,084	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	20,884
93,360	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	84,083
54,049	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	41,169
7,181	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	7,264
53,192	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	41,963
56,222	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	44,008
318,302	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	227,211
145,992	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	148,816
169,919	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	143,774
60,111	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19	62,102
180,470	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	183,968
223,984	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20	234,388
10,272	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	10,565

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$633,908	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	$662,209
47,105	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	48,870
12,265	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	12,374
44,741	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	45,036
449,305	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18	458,291
64,057	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19	65,780
271,925	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19	277,109
125,720	Residential Accredit Loans, Inc., Series 2002-QS17, Class CB1, 6.00%, 11/25/32	127,366
118,659	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	92,077
33,525	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	35,376
28,893	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	29,497
9,211	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	9,696
26,254	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	26,784
72,784	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	45,522
91,011	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	78,685
70,605	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	71,544
		3,536,216
Commercial Mortgage Backed Securities (5.4%)
796,652	CNL Funding, Series 1999-1, Class A2, 7.65%, 6/18/14(c)	808,355
3,500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A3, 5.82%, 2/12/51	3,575,943
3,200,000	LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, 5.71%, 6/15/29(a)	3,257,350
		7,641,648
Prime Adjustable Rate Mortgage Backed Securities (5.1%)
139,447	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.57%, 3/25/35(a)	125,418
55,706	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 2.85%, 5/25/35(a)	52,798
86,511	American Home Mortgage Investment Trust, Series 2005-2, Class 5A3, 5.08%, 9/25/35(a)	86,481

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$420,703	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(a)	$239,874
19,285	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 2.70%, 6/25/34(a)	19,132
59,242	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 2.77%, 7/25/33(a)	59,295
35,322	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 2.85%, 9/25/33(a)	35,099
45,166	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 3.09%, 2/25/36(a)	37,727
29,548	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.20%, 11/20/36(a)	23,058
45,510	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.47%, 10/25/35(a)	43,237
20,559	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.66%, 9/25/34(a)	17,637
148,600	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 2.72%, 10/25/36(a)	119,392
37,297	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.84%, 1/25/35(a)	36,412
128,529	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.40%, 3/25/31(a)	135,194
61,112	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.30%, 7/25/37(a)	56,285
82,434	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.62%, 8/25/35(a)	80,325
136,048	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.67%, 8/25/34(a)	123,785
22,103	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.86%, 2/25/34(a)	20,843
46,783	Countrywide Home Loans, Series 2003-58, Class 2A2, 2.88%, 2/19/34(a)	45,801
532	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.01%, 9/25/33(a)	496
206,953	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.70%, 11/25/32(a)	52,668
127,767	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 2.79%, 11/25/34(a)	126,645
483,577	Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 2.22%, 6/26/37(a)(c)	483,906
626,284	Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%, 7/27/36(a)(c)	624,209

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$49,387	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.60%, 10/25/35(a)	$41,594
314,700	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 3.61%, 11/19/35(a)	287,985
365,540	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 3.49%, 7/25/35(a)(c)	365,163
153,963	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.66%, 11/25/35(a)	145,691
109,760	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 2.81%, 4/25/35(a)	103,402
52,386	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.86%, 12/19/35(a)	43,110
231,318	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 3.02%, 1/19/35(a)	208,154
37,731	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.40%, 8/25/34(a)	30,977
139,937	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.45%, 8/25/34(a)	132,610
13,516	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 2.61%, 10/25/34(a)	12,385
171,177	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 2.77%, 9/25/36(a)	131,802
91,829	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 2.82%, 8/25/36(a)	61,170
64,825	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 4.96%, 7/25/36(a)	57,671
11,200	JPMorgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 2.72%, 8/25/36(a)	9,293
24,531	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 2.84%, 9/25/35(a)	24,072
27,646	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 2.35%, 7/25/35(a)	27,215
193,344	JPMorgan Re-REMIC, Series 2009-5, Class 2A1, 2.07%, 1/26/37(a)(c)	194,146
128,709	JPMorgan Re-REMIC, Series 2009-7, Class 8A1, 5.35%, 1/27/47(a)(c)	129,874
372,043	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(a)(c)	378,662
116,606	Master Adjustable Rate Mortgages Trust, Series 2004-9, Class 1A4, 0.78%, 11/25/34(a)	116,274
15,788	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.20%, 9/25/17(a)	16,370

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$46,355	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 2.79%, 7/25/34(a)	$45,133
59,060	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 2.21%, 12/25/34(a)	59,768
128,128	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.62%, 8/25/34(a)	125,271
75,537	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 2.78%, 8/25/34(a)	72,416
14,159	RAAC, Series 2004-SP2, Class A1, 6.00%, 1/25/17(a)	14,400
35,255	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 2.51%, 12/25/35(a)	32,343
155,126	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.52%, 6/25/34(a)	152,474
8,119	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.58%, 2/25/34(a)	7,926
105,153	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.61%, 11/25/34(a)	95,058
115,073	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.63%, 12/25/34(a)	104,072
576,859	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.68%, 4/25/34(a)	556,011
47,096	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.48%, 12/27/35(a)	33,462
70,678	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 2.46%, 7/25/33(a)	68,506
134,229	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(a)	77,993
6,562	Washington Mutual, Series 2006-AR8, Class 1A1, 2.41%, 8/25/46(a)	5,339
30,841	Washington Mutual, Series 2004-AR3, Class A2, 2.46%, 6/25/34(a)	30,981
29,353	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.61%, 7/25/44(a)	26,594
215,709	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 2.37%, 11/25/36(a)	176,512
35,584	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 2.48%, 9/25/36(a)	29,946
42,030	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 2.62%, 6/25/34(a)	42,097

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$137,631	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 2.62%, 2/25/35(a)	$135,698
26,055	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 2.67%, 6/25/34(a)	25,509
73,575	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.70%, 8/25/33(a)	73,932
14,808	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 2.72%, 4/25/36(a)	13,544
29,789	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 2.76%, 7/25/34(a)	29,671
19,758	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 2.85%, 12/25/34(a)	19,647
22,823	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 3A1, 5.25%, 1/25/20	23,812
		7,246,604
Prime Fixed Mortgage Backed Securities (4.6%)
4,121	Bank of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	4,238
15,237	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	15,307
314,275	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37(c)	321,685
422	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	431
79,092	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	83,229
277,645	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	295,461
25,788	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	26,648
171,990	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	173,974
6,387	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	6,407
1,749	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	1,752
42,771	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	43,335
297,540	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	302,934

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$126,331	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	$133,921
59,084	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	62,107
186,903	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	77,108
98,041	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	107,684
81,486	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	68,062
53,487	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	54,485
126,624	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	130,534
85,759	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	88,305
4,673	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	4,679
74,213	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	68,583
218,526	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(c)	220,300
40,073	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	34,065
34,850	Master Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, 9/25/18	36,101
217,080	Master Asset Securitization Trust, Series 2003-11, Class 10A1, 5.00%, 12/25/18	224,126
49,468	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	50,689
18,680	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	19,327
26,255	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	27,786
26,418	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	26,757
33,494	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20	33,869
2,103	Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A1, 6.50%, 10/25/16	2,122
5,226	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	5,398
4,726	Residential Funding Mortgage Securities I, Series 2005-S4, Class A1, 5.50%, 5/25/35	4,714
40,094	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	37,982

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$56,762	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	$59,556
263,874	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	263,911
2,615,176	Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.83%, 10/25/37(a)(c)	2,556,336
42,929	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 4/25/35	42,840
220,309	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	220,821
2,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	2,067
38,901	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	39,328
17,262	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	17,760
13,383	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	13,553
1,739	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	1,774
8,591	Washington Mutual, Series 2004-S3, Class 3A1, 6.00%, 7/25/34	8,573
42,463	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-MS5, Class 1A1, 5.00%, 3/25/18	43,464
385,342	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 5A, 5.00%, 6/25/19	397,583
142,914	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB4, Class 22A, 6.00%, 12/25/19	148,078
		6,609,749
U.S. Government Agency Mortgage Backed Securities (14.7%)
2,884,275	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	2,781,765
1,435,827	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	1,317,696
90,483	Fannie Mae, 2.24%, 1/1/35, Pool #805386(a)	95,841
494,601	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	479,505
992,693	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	984,257
24,720	Fannie Mae, 2.32%, 6/1/32, Pool #725286(a)	26,219
70,401	Fannie Mae, 2.42%, 2/1/30, Pool #556998(a)	74,974
40,881	Fannie Mae, 2.46%, 12/1/22, Pool #303247(a)	41,603
710,657	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	721,593
4,876,027	Fannie Mae, Series 2013-50, Class BE, 2.50%, 8/25/42	4,797,709

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$705,432	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	$731,859
1,122,067	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	1,150,186
1,205,264	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	1,218,659
30,454	Fannie Mae, 3.00%, 7/1/27, Pool #123496(a)	30,578
3,702	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	3,783
70,050	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(a)	73,972
10,495	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	11,584
32,615	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(a)	38,103
506	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	589
3,322	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	3,442
1,947	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	2,217
7,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	8,029
25,718	Fannie Mae Whole Loan, Series 2001- W2, Class AF6, 6.59%, 10/25/31(a)	28,654
949,512	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	902,356
3,159	Freddie Mac, 1.63%, 3/1/17, Pool #350044(a)	3,266
18,104	Freddie Mac, 2.00%, 4/1/36, Pool #1N0148(a)	19,020
1,662,995	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	1,650,269
505,784	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	510,908
888,547	Freddie Mac, Series 3724, Class NE, 3.00%, 7/15/38	908,787
391,193	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	387,556
129,057	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	132,043
62,349	Freddie Mac, Series 3238, Class LN, 4.50%, 6/15/35	63,461
1,997	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	2,024
20,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	21,858
14,046	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	15,283
1,781	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	1,785
7,825	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	8,637
5,837	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	6,493
1,083	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	1,220

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$3,464	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	$3,811
2,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	2,278
7,545	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	8,621
5,268	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	6,011
11,600	Government National Mortgage Assoc., 1.63%, 1/20/23, Pool #8123(a)	12,058
5,551	Government National Mortgage Assoc., 1.63%, 3/20/26, Pool #8832(a)	5,771
7,136	Government National Mortgage Assoc., 1.63%, 12/20/27, Pool #80141(a)	7,409
6,396	Government National Mortgage Assoc., 1.63%, 3/20/29, Pool #80263(a)	6,649
12,136	Government National Mortgage Assoc., 1.63%, 11/20/29, Pool #876947(a)	12,499
37,194	Government National Mortgage Assoc., 1.63%, 5/20/34, Pool #80916(a)	38,717
11,135	Government National Mortgage Assoc., 2.00%, 1/20/25, Pool #8580(a)	11,575
1,135,426	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	1,113,605
7,660	Government National Mortgage Assoc., 2.50%, 12/20/18, Pool #8437(a)	7,979
6,391	Government National Mortgage Assoc., 2.50%, 12/20/21, Pool #8889(a)	6,606
16,008	Government National Mortgage Assoc., 2.50%, 1/20/25, Pool #8585(a)	16,665
451,778	Government National Mortgage Assoc., Series 2012-14, Class PE, 3.00%, 11/20/40	460,101
2,129	Government National Mortgage Assoc., 4.00%, 2/20/16, Pool #8103(a)	2,231
181	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	205
245	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	281
93	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	107
539	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	575
		20,981,537
Total Mortgage Backed Securities		48,686,456

Corporate Bonds (10.0%)
Beverages (2.1%)
2,853,000	Bottling Group LLC, 6.95%, 3/15/14	2,949,503
Computers & Peripherals (1.2%)
1,650,000	Cisco Systems, Inc., 2.90%, 11/17/14	1,697,645
Diversified Financial Services (0.5%)
545,000	General Electric Capital Corp., 1.63%, 7/2/15	551,901
227,000	SLM Corp., 6.55%, 12/2/13	230,630
		782,531
Entertainment (0.8%)
1,150,000	The Walt Disney Co., Series D, 4.50%,
	12/15/13, MTN	1,162,994

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

Principal Amount	Security Description	Value

Corporate Bonds, continued:
Financial Services (3.4%)
$500,000	American Express Credit Corp., 1.75%, 6/12/15, MTN	$508,120
300,000	BP Capital Markets PLC, 3.63%, 5/8/14	306,662
1,000,000	BP Capital Markets PLC, 5.25%, 11/7/13	1,008,524
1,500,000	I-Preferred Term Securities IV, 1.02%, 6/24/34, Callable 10/11/13 @ 100 *(a) (c)	1,125,000
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	510,000
1,068,000	Morgan Stanley, Series C, 3.71%, 11/1/13, MTN (a)	1,066,237
500,000	Preferred Term Securities IX, 2.08%, 4/3/33, Callable 10/11/13 @ 100 *(a)(b)	235,000
325,067	Preferred Term Securities V, 2.38%, 4/3/32 (a)(c)	32,507
406,542	Preferred Term Securities XXIII, 0.08%, 12/22/36 (b)(e)	4
		4,792,054
Insurance (0.7%)
1,000,000	MetLife Global Funding I, 1.70%, 6/29/15 (c)	1,013,229
Real Estate Investment Trusts (0.4%)
500,000	Arden Realty LP, 5.25%, 3/1/15, Callable 12/1/14 @ 100 *	527,295
Telecommunications (0.9%)
380,000	Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	387,257
900,000	Verizon New York, Inc., 7.00%, 12/1/33, Callable 12/1/13 @ 100*	905,097
		1,292,354
Total Corporate Bonds		14,217,605
Municipal Bonds (0.9%)
Colorado (0.2%)
350,000	High Plains Co. Library District Cos. Certificate of Participation, 2.00%, 12/15/13	351,103

Shares or Principal Amount	Security Description	Value

Municipal Bonds, continued:
Oklahoma (0.3%)
$125,000	Canadian County Oklahoma Educational Facilities Authority, Lease Revenue, 3.75%, 9/1/13	$125,008
230,000	Oklahoma State Capitol Improvement Authority State Facilities Revenue, Series B, 2.03%, 7/1/14	232,362
		357,370
Texas (0.4%)
500,000	Houston Texas, GO, Series B, 5.00%,
	3/1/21, NATL-RE	511,670
Total Municipal Bonds		1,220,143
U.S. Government Agency Securities (3.4%)
Fannie Mae Strips
1,000,000	12.14%, 11/15/16 (e)	956,290
Federal Home Loan Mortgage Corp.
495,095	Series 3819, 4.00%, 8/15/39	512,179
Freddie Mac
3,500,000	1.00%, 9/29/17	3,440,028
Total U.S. Government Agency Securities		4,908,497

U.S. Treasury Obligations (36.4%)
U.S. Treasury Notes
10,000,000	0.25%, 5/15/15	9,986,720
8,000,000	0.25%, 9/15/15	7,974,376
3,000,000	0.75%, 12/31/17	2,920,077
5,000,000	0.88%, 11/30/16	4,994,920
5,000,000	0.88%, 7/31/19	4,709,375
5,000,000	1.00%, 10/31/16	5,020,705
10,000,000	1.25%, 3/15/14	10,061,720
6,000,000	2.00%, 4/30/16	6,215,628
Total U.S. Treasury Obligations		51,883,521
Investment in Affiliates (4.5%)
6,390,779	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(f)	6,390,779
Total Investment in Affiliates		6,390,779

Total Investments (Cost $147,944,287)(g) — 99.7%		142,043,422
Other assets in excess of liabilities — 0.3%		442,366
Net Assets — 100.0%		$142,485,788

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(b)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2013, illiquid securities were 0.2% of the Fund’s net assets.

(c)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Issuer has defaulted on the payment of interest.
(e)	Rate represents the effective yield at purchase.
(f)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(g)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 4 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

GO	General Obligation
MTN	Medium Term Note
NATL-RE	National Public Finance Guarantee Corp.
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments
August 31, 2013

Principal Amount	Security Description	Value
Asset Backed Securities (6.5%)
$695,567	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.42%, 12/23/37(a)(b)	$41,734
915,576	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(b)	54,935
357,071	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	361,964
39,458	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	42,542
233,427	Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27(c)	234,011
919,272	Renaissance Home Equity Loan Trust, Series 2004-2, Class AF4, 5.39%, 7/25/34(a)(d)	951,060
130,640	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.79%, 9/25/33(a)	67,399
359,517	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.08%, 5/25/35(a)	367,576
Total Asset Backed Securities		2,121,221

Mortgage Backed Securities† (27.6%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.2%)
56,779	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	56,314
Alt-A - Fixed Rate Mortgage Backed Securities (7.2%)
52,120	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	52,043
142,616	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	127,270
10,901	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A7, 5.00%, 8/25/33	10,896
58,751	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	55,954
205,723	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A6, 5.50%, 5/25/35	26,165
40,980	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	41,074
62,659	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	63,975
167,527	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	119,585
168,149	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(a)	128,017
4,297	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	4,322

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$36,917	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	$38,565
36,084	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	36,579
68,725	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	72,099
37,882	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	38,616
137,015	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	141,506
55,536	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	57,024
18,593	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	19,659
58,413	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	62,203
73,747	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	78,267
93,260	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(a)	92,602
139,671	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(a)	128,419
81,321	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35(a)	80,850
127,026	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(a)	73,565
77,104	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(a)(c)	73,668
29,740	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	30,154
30,023	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	30,865
41,518	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	40,131
151,834	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	158,598
49,097	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	48,378
10,802	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	10,967
42,589	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	34,620
66,212	Residential Asset Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	46,713
97,153	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	82,976
155,460	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	136,361
143,494	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	116,700
		2,359,386

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities (5.6%)
$30,499	Bank of America Funding Corp., Series 2004-B, Class 5A1, 3.07%, 11/20/34(a)	$29,139
56,551	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 3.28%, 11/25/34(a)	53,508
18,935	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.37%, 10/25/33(a)	18,960
75,582	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.67%, 8/25/34(a)	68,769
70,328	Countrywide Home Loans, Series 2004-2, Class 2A1, 2.77%, 2/25/34(a)	65,229
62,910	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.54%, 4/25/37(a)	43,000
21,330	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 2.72%, 4/25/36(a)	18,245
665,000	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 2.84%, 9/25/35(a)	554,086
105,494	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 2.86%, 10/25/36(a)	82,863
208,429	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 4.27%, 2/25/35(a)	208,613
11,697	Merrill Lynch Mortgage Investors Trust, Series 2005-A8, Class A1C1, 5.25%, 8/25/36(a)	11,715
14,159	RAAC, Series 2004-SP2, Class A1, 6.00%, 1/25/17(a)	14,400
464,048	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-6XS, Class A4, 0.83%, 3/25/35(a)(d)	437,886
189,300	Structured Mortgage Loan, Series 2004-3AC, Class A1, 2.43%, 3/25/34(a)	184,774
67,114	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(a)	38,996
5,812	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.89%, 5/25/34(a)	5,839
		1,836,022
Prime Fixed Mortgage Backed Securities (5.7%)
86,211	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35(a)	85,561
18,577	Bank of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	18,768
30,657	Bank of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	31,524
5,079	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	5,102
39,268	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	38,765
26,382	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	26,743
30,649	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	32,427

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$8,082	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	$8,268
49,405	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	49,677
42,201	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	44,644
58,623	Countrywide Home Loans, Series 2003-40, Class A5, 4.50%, 10/25/18	60,143
17,096	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24	16,675
42,681	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35	38,995
27,507	Countrywide Home Loans, Series 2002-22, Class A20, 6.25%, 10/25/32	28,705
20,420	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	20,894
20,852	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 1A5, 5.75%, 9/25/34	20,981
93,875	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	98,131
55,334	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	57,345
33,114	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	35,104
8,376	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	8,634
2,646	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	2,622
12,676	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	13,115
88,686	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	92,077
10,305	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	10,938
158,237	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32	163,999
3,446	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	3,559
24,434	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	24,912
15,951	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	16,394
32,741	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	32,746

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$648,371	Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.83%, 10/25/37(a)	$633,783
13,484	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	13,728
8,417	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	8,852
546	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	552
27,481	Union Planters Mortgage Finance Corp., Series 2000-1, Class A1, 7.70%, 12/25/24	29,745
29,941	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	30,865
5,888	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33	6,145
3,094	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	3,266
22,826	Wells Fargo Mortgage Backed Securities Trust, Series 2005-13, Class A1, 5.00%, 11/25/20	23,419
23,162	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 3/25/36	23,126
79,414	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	9,845
		1,870,774
U.S. Government Agency Mortgage Backed Securities (8.9%)
360,534	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	347,720
239,305	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	219,616
2,018	Fannie Mae, Series 1992-45, Class F, 2.14%, 4/25/22(a)	2,002
247,301	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	239,753
397,079	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	393,703
355,329	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	360,795
11,717	Fannie Mae, 2.55%, 9/1/33, Pool #739372(a)	12,363
14,736	Fannie Mae, 2.62%, 7/1/23, Pool #224951(a)	15,598
18,791	Fannie Mae, 2.77%, 1/1/37, Pool #906675(a)	20,082
280,517	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	287,545
26,633	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	27,819
657	Fannie Mae, 6.00%, 4/1/35, Pool #735503	727
12,984	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	13,835

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$26	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	$28
7,548	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	8,230
5,813	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	6,544
26,279	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	30,363
1,518	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	1,763
8,002	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	9,110
5,971	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	6,751
939	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	1,062
3,346	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	3,795
1,470	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	1,644
1,628	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	1,856
879	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	1,006
237,378	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	225,589
693	Freddie Mac, Series 1222, Class P, 2.24%, 3/15/22(a)	726
66,105	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	67,372
52,975	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	55,250
61,477	Freddie Mac, 5.18%, 8/1/34, Pool #755230(a)	65,947
2,675	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	2,875
12,800	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	13,560
6,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	6,702
9,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	9,836
9,711	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	10,844
9,713	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	10,923
6,721	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	7,605
1,107	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	1,118
3,444	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	3,887
7,531	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	8,641
2,885	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	3,261
14,275	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	16,245

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$17,859	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	$20,407
2,577	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	2,881
2,680	Freddie Mac, 9.00%, 5/1/16, Pool #170164	2,851
2,779	Freddie Mac, 9.00%, 6/1/16, Pool #170171	2,966
3,672	Freddie Mac, 9.00%, 9/1/16, Pool #170192	3,937
2,734	Freddie Mac, 9.50%, 6/1/16, Pool #274005	2,746
243,306	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	238,630
9,094	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	10,502
275	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	318
4,034	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	4,615
933	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	937
5,325	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	5,629
1,783	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	2,043
344	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	397
923	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	1,061
3,387	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	3,869
14,265	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	16,387
12,594	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	14,305
734	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	752
		2,859,324
Total Mortgage Backed Securities		8,981,820

Corporate Bonds (10.8%)
Computers & Peripherals (1.3%)
400,000	Hewlett-Packard Co., 3.00%, 9/15/16	411,973
Financial Services (7.1%)
500,000	I-Preferred Term Securities, Class B-1, 2.38%, 12/11/32, Callable 10/11/13 @ 100 *(a)(b)	325,000
500,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (c)	502,256
500,000	Preferred Term Securities IX, 2.08%, 4/3/33, Callable 10/11/13 @ 100 *(a)(b)	235,000
500,000	Preferred Term Securities XI, Class B-1, 1.87%, 9/24/33, Callable 10/11/13 @ 100 *(a)(b)	240,000

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$973,987	Preferred Term Securities XX, Class B-2, 0.72%, 3/22/38, Callable 10/14/13 @ 100 *(a)(c)	$545,433
406,542	Preferred Term Securities XXIII, 0.08%, 12/22/36 (b)(e)	4
1,210,973	Preferred Term Securities XXVI, Series B-2, 0.83%, 9/22/37, Callable 10/14/13 @ 100 *(a)(c)	448,060
		2,295,753
Security Brokers & Dealers (2.3%)
300,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	329,929
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (f)	220
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	418,145
		748,294
Telecommunications (0.1%)
50,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/11/13 @ 101 *	48,780
Total Corporate Bonds		3,504,800

Taxable Municipal Bonds (1.3%)
Illinois (0.8%)
250,000	Illinois State, GO, Series B, 3.65%, 4/1/20	235,997
Missouri (0.5%)
165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	171,737
Total Taxable Municipal Bonds		407,734

U.S. Government Agency Securities (8.4%)
Fannie Mae
500,000	1.00%, 4/17/28, Callable 10/17/13 @ 100 *(a)(d)	473,338
Fannie Mae Strips
1,000,000	12.14%, 11/15/16 (e)	956,290
Federal Home Loan Bank
300,000	1.00%, 9/5/23, Callable 12/5/13 @ 100 *(a)(d)	298,646
1,000,000	1.00%, 9/13/23, Callable 12/13/13 @ 100 *(a)(d)	998,663
		1,297,309
Total U.S. Government Agency Securities		2,726,937

U.S. Treasury Obligations (38.1%)
Treasury Inflation Index Note
844,000	0.13%, 1/15/23	813,785
U.S. Treasury Bonds
250,000	3.00%, 5/15/42	219,610
275,000	4.25%, 11/15/40	305,336
		524,946

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

Shares or Principal Amount	Security Description	Value
U.S. Treasury Obligations, continued:
U.S. Treasury Notes
$1,500,000	0.25%, 4/30/14	$1,501,406
1,500,000	0.25%, 9/15/15	1,495,195
2,000,000	1.00%, 10/31/16	2,008,281
1,000,000	1.00%, 11/30/19	940,391
1,500,000	1.38%, 6/30/18	1,487,579
500,000	1.50%, 7/31/16	510,742
1,000,000	1.75%, 5/31/16	1,028,984
250,000	2.00%, 11/15/21	240,860
500,000	2.13%, 5/31/15	515,469
1,000,000	2.13%, 2/29/16	1,038,672
300,000	3.63%, 2/15/20	329,438
		11,097,017
Total U.S. Treasury Obligations		12,435,748
Investment in Affiliates (12.9%)
4,209,716	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(g)	4,209,716
Total Investment in Affiliates		4,209,716

Total Investments (Cost $38,337,403) (h) — 105.6%		34,387,976
Liabilities in excess of other assets — (5.6)%		(1,816,730)
Net Assets — 100.0%		$32,571,246

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(b)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2013, illiquid securities were 2.8% of the Fund’s net assets.

(c)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2013.
(e)	Rate represents the effective yield at purchase.
(f)	Issuer has defaulted on the payment of interest.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 4 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

GO General Obligations

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments
August 31, 2013

Principal Amount	Security Description	Value
Asset Backed Securities (2.8%)
$535,051	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.42%, 12/23/37(a)(b)	$32,103
915,576	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(b)	54,935
716,953	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	726,779
74,971	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	80,830
246,624	Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27(c)	247,240
57,758	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27(a)	57,739
175,103	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(c)	171,730
Total Asset Backed Securities		1,371,356

Mortgage Backed Securities† (39.4%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.8%)
132,991	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 2.84%, 11/25/36(a)	87,169
74,624	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34(a)	76,755
246,674	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(a)	228,433
		392,357
Alt-A - Fixed Rate Mortgage Backed Securities (6.6%)
51,050	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	46,311
70,730	Bank of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	61,592
85,570	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	76,362
55,462	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	39,177
211,856	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	193,598
375,221	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	295,559
34,205	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	35,451
73,144	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	59,607
443,488	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	342,321
407,453	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	305,158

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$88,123	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	$92,743
24,232	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	24,468
132,979	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	131,523
238,995	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	242,775
123,047	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	126,564
171,269	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	176,883
55,536	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	57,024
66,305	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	66,280
16,137	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	16,638
41,396	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	42,250
60,842	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	49,457
606,637	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	539,532
250,436	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	188,869
		3,210,142
Prime Adjustable Rate Mortgage Backed Securities (3.0%)
518,938	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.43%, 2/25/36(a)	520,666
880,000	JPMorgan Mortgage Trust, Series 2005- A6, Class 2A4, 2.76%, 8/25/35(a)	796,717
28,822	JPMorgan Mortgage Trust, Series 2006- A4, Class 3A1, 5.21%, 6/25/36(a)	24,548
94,863	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.22%, 4/25/29(a)	91,748
21,993	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 5.32%, 6/25/36(a)	19,199
33,557	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(a)	19,498
		1,472,376
Prime Fixed Mortgage Backed Securities (8.8%)
40,973	Bank of America Funding Corp., Series 2005-3, Class 1A9, 5.25%, 6/25/35	41,179
53,472	Bank of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	53,905
816	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	828
1,858	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	1,848

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$6,985	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	$7,154
380,282	Chaseflex Trust, Series 2006-2, Class A5, 5.73%, 9/25/36(a)	376,856
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	12,285
94,252	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	94,908
71,746	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	72,729
69,027	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	30,552
70,537	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	72,292
108,000	Countrywide Home Loans, Series 2003-34, Class A15, 5.25%, 9/25/33	108,719
1,000	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	1,013
112,000	Countrywide Home Loans, Series 2003-14, Class A4, 5.50%, 6/25/33	114,741
20,880	Countrywide Home Loans, Series 2003-28, Class A8, 5.50%, 8/25/33	21,535
9,923	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	10,381
912	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	914
23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	23,162
86,266	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	86,400
190,386	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	187,294
32,210	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	33,475
37,679	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	39,972
355,082	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	290,130
77,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	77,933
226,858	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	142,276
40,223	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	37,449
532	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	549
9,336	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33(a)	9,738
228	GMAC Mortgage Corp. Loan Trust, Series 2003-J6, Class A3, 5.50%, 10/25/33	227

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$1,495	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	$1,497
102,917	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.23%, 4/25/36(a)	90,728
71,284	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	70,413
90,300	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(c)	91,033
30,136	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	31,768
10,045	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	10,589
141,786	Master Asset Securitization Trust, Series 2005-1, Class 5A4, 5.50%, 5/25/35	141,551
12,451	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	12,664
111,260	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	115,514
14,178	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	14,892
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	266,981
421,374	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	422,747
2,297	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	2,373
100,627	Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.83%, 10/25/37(a)(c)	98,363
14,830	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	14,986
49,655	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	51,054
87,203	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	88,674
49,051	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1 7.00%, 7/25/36	17,273
712,000	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	618,781
37,579	Washington Mutual Mortgage Pass- Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	39,922
6,663	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004- RA1, Class 2A, 7.00%, 3/25/34	7,034
34,770	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	36,149
53,338	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	6,612
		4,202,042

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities (20.2%)
$300,000	Fannie Mae, 1.63%, 10/26/15	$307,097
765,775	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	702,771
494,601	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	479,505
496,348	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(a)	492,130
62,184	Fannie Mae, 2.39%, 2/1/33, Pool #683235(a)	64,595
32,237	Fannie Mae, 2.45%, 12/1/27, Pool #422279(a)	34,112
710,657	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	721,593
705,432	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	731,859
280,517	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	287,546
899,451	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	909,447
233,524	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	233,309
2,254	Fannie Mae, 4.50%, 5/1/19, Pool #761398	2,451
681	Fannie Mae, 5.00%, 3/1/18, Pool #688031	724
2,373	Fannie Mae, 5.00%, 8/1/33, Pool #730856	2,554
1,178	Fannie Mae, 5.00%, 7/1/35, Pool #832198	1,265
1,402	Fannie Mae, 5.50%, 2/1/33, Pool #683351	1,528
673	Fannie Mae, 5.50%, 9/1/34, Pool #725773	736
14,398	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	15,805
10,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	11,020
14,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	15,782
36,336	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	42,055
92	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	92
27,983	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	31,805
108,839	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 3.05%, 8/25/42(a)	113,168
45,704	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32(a)	47,897
522,232	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	496,296
332,599	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	330,054
33,458	Freddie Mac, 2.25%, 4/1/24, Pool #409624(a)	33,633

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$826,039	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41	$833,251
167,615	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	172,317
148,736	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	151,587
851,916	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	861,637
263,720	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	276,239
416,680	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	414,671
52,975	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	55,250
11,740	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	12,520
1,374	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	1,512
9,244	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	10,311
7,573	Freddie Mac, Series 3133, Class TD, 6.00%, 9/15/34	7,668
5,018	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	5,617
48,942	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	55,292
725	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	793
3,520	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	3,734
8,614	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	8,698
15,073	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	17,154
405,509	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	397,716
246,408	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	260,489
9,350	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	10,678
16,842	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	19,541
13,218	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	14,867
12,116	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	14,137
254	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	289
5,950	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	6,822
		9,723,619
Total Mortgage Backed Securities		19,000,536

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Corporate Bonds (8.6%)
Computers & Peripherals (1.0%)
$505,000	Hewlett-Packard Co., 4.38%, 9/15/21	$485,006
Financial Services (3.9%)
100,000	BP Capital Markets PLC, 3.63%, 5/8/14	102,221
3,000	Citigroup, Inc., 5.13%, 5/5/14	3,085
500,000	I-Preferred Term Securities, Class B-1, 2.38%, 12/11/32, Callable 10/11/13 @ 100 *(a)(b)	325,000
750,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23 (c)	753,384
1,000,000	Preferred Term Securities IX, Series 144, 2.08%, 4/3/33, Callable 10/11/13 @ 100 *(a)(b)	470,000
500,000	Preferred Term Securities XI, Class B-1, 1.87%, 9/24/33, Callable 10/11/13 @ 100 *(a)(b)	240,000
203,271	Preferred Term Securities XXIII, 0.08%, 12/22/36 (b)(d)	2
		1,893,692
Security Brokers & Dealers (2.8%)
500,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	549,881
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (e)	140
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	801,923
		1,351,944
Telecommunication Services (0.3%)
130,000	Verizon Communications, Inc., 8.75%, 11/1/18	166,113
Telecommunications (0.6%)
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/11/13 @ 101 *	122,925
135,000	Qwest Corp., Series MBIA, 6.88%, 9/15/33, Callable 10/11/13 @ 101 *	131,705
		254,630
Total Corporate Bonds		4,151,385

Taxable Municipal Bonds (1.3%)
Illinois (0.7%)
400,000	Illinois State, GO, Series B, 3.65%, 4/1/20	377,596
Missouri (0.6%)
135,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	140,512
125,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Callable 9/1/16 @ 100, Insured by: GNMA, FNMA, FHLMC*	126,123
		266,635
Total Taxable Municipal Bonds		644,231

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Securities (7.0%)
Fannie Mae
$1,000,000	1.00%, 4/17/28, Callable 10/17/13 @ 100 *(a)(f)	$946,676
Fannie Mae Strips
500,000	12.14%, 11/15/16 (d)	478,145

Federal Home Loan Bank
1,000,000	1.00%, 3/13/23, Callable 12/13/13 @ 100 *(a)(f)	960,052
1,000,000	1.00%, 9/13/23, Callable 12/13/13 @ 100 *(a)(f)	998,663
		1,958,715
Total U.S. Government Agency Securities		3,383,536

U.S. Treasury Obligations (36.1%)
Treasury Inflation Index Note
1,436,000	0.13%, 1/15/23	1,384,592
U.S. Treasury Bonds
2,794,000	3.00%, 5/15/42	2,454,356
925,000	4.25%, 11/15/40	1,027,039
		3,481,395
U.S. Treasury Notes
1,000,000	0.25%, 9/15/15	996,797
2,710,000	1.00%, 10/31/16	2,721,222
250,000	1.25%, 8/31/15	254,199
2,000,000	1.38%, 2/28/19	1,958,282
1,000,000	1.50%, 7/31/16	1,021,484
500,000	1.75%, 5/31/16	514,492
1,875,000	2.00%, 11/15/21	1,806,446
500,000	3.63%, 2/15/20	549,063
2,500,000	3.63%, 2/15/21	2,731,444
		12,553,429
Total U.S. Treasury Obligations		17,419,416

Investment in Affiliates (6.6%)
3,179,105	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(g)	3,179,105
Total Investment in Affiliates		3,179,105

Total Investments (Cost $52,851,128)(h) — 101.8%		49,149,565
Liabilities in excess of other assets — (1.8)%		(857,176)
Net Assets — 100.0%		$48,292,389

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(b)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2013, illiquid securities were 2.3% of the Fund’s net assets.

(c)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Rate represents the effective yield at purchase. (e) Issuer has defaulted on the payment of interest.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2013.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 4 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments
August 31, 2013

Shares	Security Description	Value
Common Stocks (49.4%)
Aerospace & Defense (1.0%)
1,005	Alliant Techsystems, Inc.	$97,244
307	Arch Capital Group Ltd.(a)	16,366
1,160	B/E Aerospace, Inc.(a)	79,101
1,493	General Dynamics Corp.	124,292
153	Lockheed Martin Corp.	18,730
892	Northrop Grumman Corp.	82,305
86	Precision Castparts Corp.	18,167
2,672	Raytheon Co.	201,495
125	The Boeing Co.	12,990
52	TransDigm Group, Inc.	7,124
		657,814
Air Freight & Logistics (0.0%)
428	Expeditors International of Washington, Inc.	17,360
Airlines (0.4%)
4,151	Alaska Air Group, Inc.	235,030
217	Copa Holdings SA ADR, Class A	28,379
2,173	Southwest Airlines Co.	27,836
		291,245
Apparel Manufacturers (0.9%)
169	Coach, Inc.	8,925
6,258	Foot Locker, Inc.	201,508
2,003	NIKE, Inc., Class B	125,828
668	Ralph Lauren Corp.	110,494
494	VF Corp.	92,482
		539,237
Auto Manufacturers (0.3%)
12,110	Ford Motor Co.	196,061
226	General Motors Co.(a)	7,702
		203,763
Auto Parts & Equipment (0.3%)
183	Advance Auto Parts, Inc.	14,653
3,243	Gentex Corp.	73,065
406	Lear Corp.	27,913
66	O’Reilly Automotive, Inc.(a)	8,099
1,117	TRW Automotive Holdings Corp.(a)	77,151
		200,881
Banking (3.2%)
2,537	BB&T Corp.	86,157
211	Comerica, Inc.	8,617
1,542	East West Bancorp, Inc.	45,073
4,535	Fifth Third Bancorp	82,945
11,094	First Niagara Financial Group, Inc.	112,049
5,924	FNB Corp.	71,503
10,000	JPMorgan Chase & Co.	505,300
1,611	KeyCorp.	18,800
74	M&t Bank Corp.	8,387
4,014	PNC Financial Services Group	290,092
166	Signature Bank(a)	14,562
1,356	SunTrust Banks, Inc.	43,419
15,088	TrustCo Bank Corp. NY	88,113
7,714	U.S. Bancorp	278,707
9,717	Wells Fargo & Co.	399,174
		2,052,898
Beverages (1.0%)
38	Beam, Inc.	2,381
320	Brown-Forman Corp., Class B	21,437
1,685	Constellation Brands, Inc., Class A(a)	91,411

Shares	Security Description	Value
Common Stocks, continued:
Beverages, continued:
125	Dr Pepper Snapple Group, Inc.	$5,595
2,103	Molson Coors Brewing Co., Class B	102,605
80	Monster Beverage Corp.(a)	4,591
3,573	PepsiCo, Inc.	284,876
4,612	The Coca-Cola Co.	176,086
		688,982
Biotechnology (0.8%)
113	Alexion Pharmaceuticals, Inc.(a)	12,177
366	Biogen Idec, Inc.(a)	77,965
1,285	Celgene Corp.(a)	179,875
746	Incyte Corp.(a)	25,282
79	Life Technologies Corp.(a)	5,878
3,090	Myriad Genetics, Inc.(a)	80,865
106	Regeneron Pharmaceuticals(a)	25,685
1,022	United Therapeutics Corp.(a)	72,470
		480,197
Broadcasting/Cable (0.3%)
1,786	CBS Corp., Class B	91,265
2,536	Comcast Corp., Class A	106,739
256	Time Warner Cable, Inc.	27,482
		225,486
Building Materials (0.2%)
2,030	The Valspar Corp.	126,185
Business Equipment & Services (0.1%)
907	Paychex, Inc.	35,083
Capital Markets (0.5%)
1,349	Federated Investors, Inc.	36,639
2,469	Invesco Ltd.	74,959
480	LPL Financial Holdings, Inc.	17,654
3,832	New Mountain Finance Corp.	56,254
3,486	Raymond James Financial, Inc.	145,820
1,373	SEI Investments Co.	40,860
		372,186
Chemicals (0.9%)
817	Airgas, Inc.	83,048
213	Albemarle Corp.	13,285
667	Cytec Industries, Inc.	49,878
1,768	E.I. du Pont de Nemours & Co.	100,104
1,431	Ecolab, Inc.	130,723
125	Monsanto Co.	12,236
1,496	Praxair, Inc.	175,631
71	Sigma-Aldrich Corp.	5,855
530	W.R. Grace & Co.(a)	42,586
235	Westlake Chemical Corp.	23,777
		637,123
Commercial Services & Supplies (0.7%)
2,090	Cintas Corp.	99,818
3,909	Corrections Corp. of America	128,762
6,082	Knoll, Inc.	92,629
50	Stericycle, Inc.(a)	5,628
1,402	Total System Services, Inc.	38,793
645	Verisk Analytics, Inc., Class A(a)	40,106
181	Waste Management, Inc.	7,320
		413,056
Communications Equipment (0.2%)
1,827	Harris Corp.	103,463
1,705	Juniper Networks, Inc.(a)	32,225
		135,688

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Shares	Security Description	Value
Common Stocks, continued:
Computer Software & Services (1.4%)
2,102	Adobe Systems, Inc.(a)	$96,167
247	BMC Software, Inc.(a)	11,362
6,975	EMC Corp.	179,816
191	FactSet Research Systems, Inc.	19,549
12,526	Microsoft Corp.	418,367
225	Motorola Solutions, Inc.	12,602
2,609	Oracle Corp.	83,123
2,671	Verisign, Inc.(a)	128,181
		949,167
Computers & Peripherals (1.8%)
1,590	Apple, Inc.	774,410
14,466	Cisco Systems, Inc.	337,202
464	International Business Machines Corp.	84,573
912	Quanta Services, Inc.(a)	23,840
360	Stratasys Ltd.(a)	38,617
55	Western Digital Corp.	3,410
		1,262,052
Construction & Engineering (0.2%)
2,035	Jacobs Engineering Group, Inc.(a)	118,600
Consumer Finance (0.1%)
722	American Express Co.	51,919
Consumer Products (1.0%)
1,569	Church & Dwight Co., Inc.	93,120
562	Colgate-Palmolive Co.	32,467
286	Snap-on, Inc.	26,770
388	The Clorox Co.	32,088
690	The Estee Lauder Cos., Inc., Class A	45,098
6,200	The Procter & Gamble Co.	482,917
		712,460
Containers & Packaging (0.3%)
1,234	Ball Corp.	54,814
1,080	Bemis Co., Inc.	42,973
226	Crown Holdings, Inc.(a)	9,822
1,396	Greif, Inc., Class A	75,203
		182,812
Distribution/Wholesale (0.1%)
857	Fastenal Co.	37,699
92	Genuine Parts Co.	7,085
946	LKQ Corp.(a)	27,661
144	MSC Industrial Direct Co., Inc., Class A	10,944
		83,389
Diversified Consumer Services (0.1%)
3,922	Hillenbrand, Inc.	97,109
Diversified Financial Services (0.8%)
141	Affiliated Managers Group, Inc.(a)	24,579
1,788	Berkshire Hathaway, Inc., Class B(a)	198,861
1,631	CME Group, Inc.	115,980
1,120	Goldman Sachs Group, Inc.	170,386
630	Moody’s Corp.	40,043
		549,849
Diversified Manufacturing Operations (2.5%)
1,121	3M Co.	127,323
13,114	Corning, Inc.	184,121
2,077	Danaher Corp.	136,085
1,766	Donaldson Co., Inc.	62,234
19,045	General Electric Co.	440,700
2,272	Honeywell International, Inc.	180,783

Shares	Security Description	Value
Common Stocks, continued:
Diversified Manufacturing Operations, continued:
3,748	Johnson & Johnson	$323,865
1,907	Packaging Corp. of America	101,147
		1,556,258
Diversified Telecommunication Services (0.2%)
3,234	CenturyLink, Inc.	107,110
Electric Integrated (0.3%)
119	Consolidated Edison, Inc.	$6,691
768	Duke Energy Corp.	50,381
377	Integrys Energy Group, Inc.	21,082
3,315	Pepco Holdings, Inc.	62,786
783	PPL Corp.	24,038
511	Southern Co.	21,268
		186,246
Electric Utilities (0.3%)
4,904	Ameren Corp.	165,804
161	American Electric Power Co., Inc.	6,891
206	Edison International	9,453
857	Entergy Corp.	54,188
185	Northeast Utilities	7,579
		243,915
Electrical Components & Equipment (0.0%)
142	AMETEK, Inc.	6,095
150	Hubbell, Inc., Class B	15,204
43	Rockwell Automation, Inc.	4,181
		25,480
Electronic Components/Instruments (0.6%)
897	Amphenol Corp., Class A	67,965
895	FLIR Systems, Inc.	27,996
1,989	L-3 Communications Holdings, Inc.	179,666
1,220	Thermo Fisher Scientific, Inc.	108,373
		384,000
Energy Equipment & Services (1.0%)
1,123	Atwood Oceanics, Inc.(a)	62,529
784	Cameron International Corp.(a)	44,523
1,879	Gulfmark Offshore, Inc., Class A	86,396
875	Oceaneering International, Inc.	67,883
296	Superior Energy Services, Inc.(a)	7,270
6,424	The Williams Cos., Inc.	232,806
2,570	Transocean Ltd.	115,983
		617,390
Entertainment (0.2%)
120	Activision Blizzard, Inc.	1,958
1,636	Hasbro, Inc.	74,569
64	Liberty Media Corp.(a)	8,735
4,108	Regal Entertainment Group, Class A	73,492
		158,754
Environmental Control (0.2%)
4,993	Covanta Holding Corp.	105,502
Financial Services (1.0%)
460	Discover Financial Services	21,735
1,179	Eaton Vance Corp.	45,450
972	Franklin Resources, Inc.	44,868
2,704	SLM Corp.	64,869
1,916	T. Rowe Price Group, Inc.	134,389
3,069	The NASDAQ OMX Group, Inc.	91,640
1,536	Visa, Inc., Class A	267,909
		670,860

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Shares	Security Description	Value
Common Stocks, continued:
Food & Staples Retailing (0.2%)
347	Bunge Ltd.	$26,296
1,730	CVS Caremark Corp.	100,426
		126,722
Food Products (1.0%)
244	ConAgra Foods, Inc.	8,252
600	Dean Foods Co.(a)	11,496
1,963	Flowers Foods, Inc.	40,811
381	General Mills, Inc.	18,791
81	Green Mountain Coffee Roasters, Inc.(a)	6,991
1,054	Hain Celestial Group, Inc.(a)	86,196
88	Hershey Co.	8,092
1,073	Hillshire Brands Co.	34,669
461	Ingredion, Inc.	29,015
142	Kellogg Co.	8,621
78	McCormick & Co.- Non-Voting Shares	5,277
3,002	Mondelez International, Inc.	92,071
1,509	Nestle SA ADR	98,764
3,802	Snyder’s-Lance, Inc.	102,274
66	The J.M. Smucker Co.	7,005
3,238	Tyson Foods, Inc., Class A	93,740
		652,065
Food Products & Services (0.8%)
1,526	Campbell Soup Co.	65,893
3,192	Hormel Foods Corp.	132,245
345	Sysco Corp.	11,047
7,824	The Kroger Co.	286,358
483	Whole Foods Market, Inc.	25,478
		521,021
Gas (0.3%)
124	Air Products & Chemicals, Inc.	12,665
1,353	National Fuel & Gas Co.	88,324
692	Sempra Energy	58,419
1,811	UGI Corp.	70,991
		230,399
Health Care Equipment & Supplies (1.0%)
1,777	Baxter International, Inc.	123,608
1,101	CareFusion Corp.(a)	39,472
284	Covidien PLC	16,870
384	Edwards Lifesciences Corp.(a)	27,026
3,917	Medtronic, Inc.	202,704
1,010	Qiagen NV(a)	20,240
202	ResMed, Inc.	9,542
1,597	St. Jude Medical, Inc.	80,505
1,077	The Cooper Cos., Inc.	140,666
397	Varian Medical Systems, Inc.(a)	27,969
98	Zimmer Holdings, Inc.	7,751
		696,353
Health Care Providers & Services (1.1%)
51	AmerisourceBergen Corp.	2,903
204	Cardinal Health, Inc.	10,257
897	Cerner Corp.(a)	41,316
170	CIGNA Corp.	13,377
2,183	Express Scripts Holding Co.(a)	139,450
962	HCA Holdings, Inc.	36,739
57	Humana, Inc.	5,249
372	Laboratory Corp. of America Holdings(a)	35,608
406	LifePoint Hospitals, Inc.(a)	18,363

Shares	Security Description	Value
Common Stocks, continued:
Health Care Providers & Services, continued:
2,464	Omnicare, Inc.	$133,968
59	Quest Diagnostics, Inc.	3,459
2,364	UnitedHealth Group, Inc.	169,593
2,760	VCA Antech, Inc.(a)	75,320
111	WellPoint, Inc.	9,451
		695,053
Home Builders (0.1%)
1,877	Thor Industries, Inc.	96,159
Hotels, Restaurants & Leisure (0.6%)
1,461	Bally Technologies, Inc.(a)	105,382
242	Brinker International, Inc.	9,678
215	Carnival Corp.	7,759
19	Chipotle Mexican Grill, Inc.(a)	7,755
6,129	International Game Technology	115,778
2,258	Marriott International, Inc., Class A	90,297
1,143	Wyndham Worldwide Corp.	67,848
47	Wynn Resorts Limited	6,629
		411,126
Household Durables (0.2%)
1,532	Jarden Corp.(a)	65,799
1,373	Leggett & Platt, Inc.	39,707
638	Tupperware Brands Corp.	51,531
		157,037
Household Products (0.2%)
129	Energizer Holdings, Inc.	12,749
2,261	The Scotts Miracle-Gro Co.	119,177
		131,926
Industrial Conglomerates (0.3%)
1,580	Siemens AG	167,733
Insurance (1.5%)
98	ACE Ltd.	8,597
9,703	Aegon N.V.	68,891
1,690	American International Group, Inc.(a)	78,517
1,024	Axis Capital Holdings Ltd.	44,022
372	Cincinnati Financial Corp.	16,993
1,864	Fidelity National Financial, Inc., Class A	44,195
282	HCC Insurance Holdings, Inc.	11,900
4,389	Marsh & McLennan Cos., Inc.	180,957
350	PartnerRe Ltd.	30,503
1,301	Principal Financial Group, Inc.	53,237
2,093	Progressive Corp.	52,472
1,168	Prudential Financial, Inc.	87,460
236	RenaissanceRe Holdings Ltd.	20,626
747	StanCorp Financial Group, Inc.	39,083
2,002	The Allstate Corp.	95,936
1,022	The Chubb Corp.	85,000
639	Torchmark Corp.	44,021
		962,410
Internet (1.0%)
2,434	eBay, Inc.(a)	121,676
4,717	Facebook, Inc., Class A(a)	194,718
421	Google, Inc., Class A(a)	356,545
		672,939
Internet & Catalog Retail (0.1%)
85	Priceline.com, Inc.(a)	79,775
421	TripAdvisor, Inc.(a)	31,141
		110,916

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Shares	Security Description	Value
Common Stocks, continued:
Internet Software & Services (0.0%)
609	IAC/InterActiveCorp	$29,896
520	Rackspace Hosting, Inc.(a)	23,307
286	Yahoo!, Inc.(a)	7,756
		60,959
Investment Companies (0.1%)
4,037	Golub Capital BDC, Inc.	69,759
IT Services (0.5%)
107	Accenture PLC	7,731
30	Alliance Data Systems Corp.(a)	5,871
288	Automatic Data Processing, Inc.	20,494
1,337	Broadridge Financial Solutions, Inc.	39,789
179	Cognizant Technology Solutions Corp.(a)	13,121
899	Fidelity National Services, Inc.	39,970
1,040	Fiserv, Inc.(a)	100,121
184	Mastercard, Inc.	111,518
		338,615
Leisure Equipment & Products (0.0%)
413	Mattel, Inc.	16,727
Life Sciences Tools & Services (0.3%)
74	BIO-RAD Laboratories, Inc.(a)	8,437
1,039	Bruker Corp.(a)	20,822
249	Charles Riv Labs International, Inc.(a)	11,466
1,558	Covance, Inc.(a)	126,260
592	Illumina, Inc.(a)	46,081
		213,066
Machinery (1.3%)
290	AGCO Corp.	16,402
689	Caterpillar, Inc.	56,870
428	Crane Co.	24,571
1,381	Flowserve Corp.	77,046
115	Graco, Inc.	7,991
2,364	Harsco Corp.	55,625
944	Illinois Tool Works, Inc.	67,468
3,278	Kaydon Corp.	93,260
480	Kennametal, Inc.	20,410
1,121	Lincoln Electric Holdings, Inc.	70,096
486	McGrath Rentcorp	16,077
738	MSCI, Inc.(a)	27,682
1,136	Oshkosh Corp.(a)	51,029
57	Roper Industries, Inc.	7,051
994	Stanley Black & Decker, Inc.	84,748
325	Trinity Industries, Inc.	13,722
2,010	United Technologies Corp.	201,201
668	Xylem, Inc.	16,553
		907,802
Marine (0.0%)
395	Kirby Corp.(a)	31,770
Media (1.0%)
1,452	DIRECTV(a)	84,477
1,433	Discovery Communications, Inc., Class A(a)	111,072
526	Gannett Co., Inc.	12,671
57	Omnicom Group, Inc.	3,457
50	Scripps Networks Interactive	3,677
165	The McGraw-Hill Cos., Inc.	9,631
996	Thomson Reuters Corp.	32,748
272	Time Warner, Inc.	16,464

Shares	Security Description	Value
Common Stocks, continued:
Media, continued:
3,910	Twenty-First Century Fox, Inc.	$122,500
197	Viacom, Inc.	15,673
2,946	Walt Disney Co.	179,206
		591,576
Medical Equipment & Supplies (0.3%)
1,031	AMC Networks, Inc.(a)	63,902
119	Becton, Dickinson & Co.	11,588
23	Intuitive Surgical, Inc.(a)	8,890
1,625	PerkinElmer, Inc.	58,451
924	Sirona Dental Systems, Inc.(a)	59,848
182	Stryker Corp.	12,174
		214,853
Metals & Mining (0.1%)
191	Compass Minerals International, Inc.	14,082
1,768	Nucor Corp.	80,427
288	Reliance Steel & Aluminum Co.	19,207
		113,716
Miscellaneous Manufacturing (0.3%)
2,030	Eaton Corp. PLC	128,540
778	Ingersoll-Rand PLC	46,011
		174,551
Multiline Retail (0.0%)
79	Dollar General Corp.(a)	4,264
263	Family Dollar Stores, Inc.	18,723
		22,987
Multi-Utilities (0.2%)
271	CMS Energy Corp.	7,190
223	Dominion Resources, Inc. VA	13,012
100	DTE Energy Co.	6,687
155	Public Service Enterprise Group, Inc.	5,025
136	Wisconsin Energy Corp.	5,581
2,792	Xcel Energy, Inc.	77,953
		115,448
Office Services & Supplies (0.1%)
797	Avery Dennison Corp.	34,080
Oil & Gas Exploration, Production and Services (1.1%)
1,286	Baker Hughes, Inc.	59,786
200	Diamond Offshore Drilling, Inc.	12,806
760	Helmerich & Payne, Inc.	47,910
1,431	Murphy Oil Corp.	96,478
1,307	Noble Energy, Inc.	80,289
87	Oil States International, Inc.(a)	7,762
6,654	Patterson-UTI Energy, Inc.	130,353
1,589	Questar Corp.	34,831
447	Schlumberger Ltd.	36,180
2,036	Southwestern Energy Co.(a)	77,775
1,170	Ultra Petroleum Corp.(a)	24,219
1,675	Whiting Petroleum Corp.(a)	84,537
		692,926
Oil, Gas & Consumable Fuels (0.5%)
751	Anardarko Petroleum Corp.	68,656
1,672	Cabot Oil & Gas Production	65,425
759	Dresser-Rand Group, Inc.(a)	46,253
300	Hess Corp.	22,455
340	Marathon Petroleum Corp.	24,653
1,801	RPC, Inc.	25,718
3,214	Spectra Energy Corp.	106,417
		359,577

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Shares	Security Description	Value
Common Stocks, continued:
Oil-Integrated Companies (2.3%)
4,154	Chevron Corp.	$500,266
4,495	ConocoPhillips	298,019
5,872	Exxon Mobil Corp.	511,803
3,080	Marathon Oil Corp.	106,044
1,470	Occidental Petroleum Corp.	129,669
		1,545,801
Paper & Forest Products (0.2%)
208	Domtar Corp.	13,728
1,222	Kimberly-Clark Corp.	114,233
589	Plum Creek Timber Co., Inc.	26,099
		154,060
Pharmaceuticals (2.0%)
926	Abbott Laboratories	30,864
2,438	Abbvie, Inc.	103,883
2,220	Bristol-Myers Squibb Co.	92,552
6,829	Eli Lilly & Co.	351,010
275	Forest Laboratories, Inc.(a)	11,696
891	Gilead Sciences, Inc.(a)	53,701
7,902	Merck & Co., Inc.	373,685
55	Perrigo Co.	6,685
6,064	Pfizer, Inc.	171,065
2,177	Roche Holding AG ADR	135,540
384	Salix Pharmaceuticals, Inc. Com(a)	25,705
		1,356,386
Professional Services (0.2%)
2,600	Nielsen Holdings N.V.	89,699
665	Robert Half International, Inc.	23,455
72	The Dun & Bradstreet Corp.	7,163
		120,317
Property & Casualty Insurance (0.0%)
348	Hanover Insurance Group, Inc.	18,538
222	Mercury General Corp.	9,741
		28,279
Real Estate Investment Trusts (1.2%)
1,917	American Capital Ltd.(a)	23,924
2,380	Annaly Capital Management, Inc.	27,775
432	Apartment Investment & Management Co., Class A	11,893
44	AvalonBay Cmntys, Inc.	5,452
7,344	Campus Crest Communities, Inc.	77,700
792	CBRE Group, Inc.(a)	17,321
3,285	Chesapeake Lodging Trust	72,303
1,528	Commonwealth REIT	37,512
2,423	DDR Corp.	37,605
1,307	Douglas Emmett, Inc.	30,192
56	Equity Residential	2,906
7,636	General Growth Properties, Inc.	146,458
252	Jones Lang LaSalle, Inc.	20,724
869	Liberty Property Trust	30,067
2,177	MFA Financial, Inc.	15,674
155	Public Storage, Inc.	23,664
635	Rayonier, Inc.	35,077
1,840	Senior Housing Properties Trust	41,860
174	Simon Property Group, Inc.	25,340
1,116	Sun Communities, Inc.	47,954
334	Taubman Centers, Inc.	22,515
60	Ventas, Inc.	3,736
420	Weingarten Realty Investors	12,058
		769,710

Shares	Security Description	Value
Common Stocks, continued:
Restaurants (0.9%)
1,768	Cheesecake Factory, Inc.	$73,849
2,785	Darden Restaurants, Inc.	128,695
934	McDonald’s Corp.	88,132
1,003	Starbucks Corp.	70,732
2,722	Yum! Brands, Inc.	190,595
		552,003
Retail (1.1%)
4,832	American Eagle Outfitters, Inc.	69,919
182	AutoZone, Inc.(a)	76,429
129	Bed Bath & Beyond, Inc.(a)	9,512
2,852	Chico’s FAS, Inc.	44,491
255	Costco Wholesale Corp.	28,527
136	Dollar Tree, Inc.(a)	7,167
1,084	Home Depot, Inc.	80,747
986	Nordstrom, Inc.	54,950
155	Signet Jewelers Ltd.	10,292
1,601	Target Corp.	101,360
797	Walgreen Co.	38,312
1,659	Wal-Mart Stores, Inc.	121,073
1,625	Williams-Sonoma, Inc.	91,666
		734,445
Semiconductors (1.4%)
96	Altera Corp.	3,376
176	Analog Devices, Inc.	8,145
144	Avago Technologies Ltd.	5,545
1,187	Cree, Inc.(a)	65,867
9,325	Intel Corp.	204,965
386	KLA-Tencor Corp.	21,288
1,514	Lam Research Corp.(a)	70,658
741	Maxim Integrated Products, Inc.	20,633
3,747	Microchip Technology, Inc.	145,421
2,857	NXP Semiconductors NV(a)	106,195
760	Silicon Laboratories, Inc.(a)	29,404
1,308	Skyworks Solutions, Inc.(a)	33,171
2,686	Teradyne, Inc.(a)	41,230
1,616	Texas Instruments, Inc.	61,731
2,467	Xilinx, Inc.	107,117
		924,746
Software (0.3%)
262	Amdocs Ltd.	9,657
72	CA, Inc.	2,106
1,168	Cadence Design Systems, Inc.(a)	15,733
720	Intuit, Inc.	45,742
353	Solarwinds, Inc.(a)	12,867
687	Splunk, Inc.(a)	37,929
424	Symantec Corp.	10,859
714	Synopsys, Inc.(a)	25,890
511	VMware, Inc., Class A(a)	43,000
		203,783
Specialty Retail (0.7%)
169	Gap, Inc. (The)	6,834
2,952	GUESS?, Inc.	90,036
1,374	L Brands, Inc.	78,813
597	Lowe’s Cos., Inc.	27,355
198	PetSmart, Inc.	13,945
133	Ross Stores, Inc.	8,946
51	The Sherwin-Williams Co.	8,792
1,258	Tiffany & Co.	97,004

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Specialty Retail, continued:
436	TJX Cos., Inc.	$22,986
1,794	Urban Outfitters, Inc.(a)	75,222
		429,933
Technology (0.2%)
964	Ingram Micro, Inc.(a)	21,305
1,332	SAIC, Inc.	20,073
729	Waters Corp.(a)	72,062
		113,440
Telecommunications (0.5%)
2,171	AT&T, Inc.	73,445
474	Palo Alto Networks, Inc.(a)	22,761
2,114	QUALCOMM, Inc.	140,116
2,616	TW Telecom, Inc.(a)	74,870
1,868	Verizon Communications, Inc.	88,506
		399,698
Textiles, Apparel & Luxury Goods (0.1%)
1,667	Hanesbrands, Inc.	99,153
50	Michael Kors Holdings Ltd.(a)	3,705
		102,858
Thrifts & Mortgage Finance (0.1%)
6,494	Peoples United Financial, Inc.	92,345
Tobacco & Tobacco Products (0.5%)
5,866	Altria Group, Inc.	198,741
230	Lorillard, Inc.	9,729
1,371	Philip Morris International, Inc.	114,396
618	Reynolds American, Inc.	29,435
		352,301
Trading Companies & Distributors (0.0%)
34	W.W. Grainger, Inc.	8,410
Transportation & Shipping (0.4%)
409	C.H. Robinson Worldwide, Inc.	23,260
199	FedEx Corp.	21,365
1,457	Norfolk Southern Corp.	105,137
795	Union Pacific Corp.	122,064
		271,826
Water (0.1%)
1,334	American Water Works Co., Inc.	54,347
570	Aqua America, Inc.	17,311
		71,658
Wireless Telecommunication Services (0.1%)
940	Crown Castle International Corp.(a)	65,255
Total Common Stocks		33,027,581

Asset Backed Securities (2.0%)
$38,379	Bayview Financial Acquisition Trust, Series 2005-B, Class 1A6, 5.21%, 4/28/39(b)	38,437
179,941	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(b)	182,407
171,180	Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27(c)	171,608
65,320	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.79%, 9/25/33(b)	33,700
60,310	Residential Funding Mortgage Securities, 5.68%, 4/25/29(b)	64,001

Principal Amount	Security Description	Value
Asset Backed Securities, continued:
$503,324	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A5, 5.08%, 5/25/35(b)	$514,605
342,367	Saxon Asset Securities Trust, Series 2003-3, Class AF5, 5.01%, 12/25/33(b)	352,044
Total Asset Backed Securities		1,356,802

Mortgage Backed Securities† (18.7%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.5%)
391,009	Bear Stearns Alternative-A Trust, 2.51%, 4/25/37(b)	250,745
62,624	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(b)	64,593
		315,338
Alt-A - Fixed Rate Mortgage Backed Securities (3.6%)
188,787	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	164,001
218,534	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34	226,090
179,712	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	147,794
62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	64,309
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	143,687
57,544	Countrywide Alternative Loan Trust, 5.50%, 11/25/35	45,023
187,610	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	147,779
28,396	Countrywide Alternative Loan Trust, 6.00%, 1/25/37	22,366
63,778	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34	67,850
12,252	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	12,139
195,522	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(b)	148,857
17,130	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	17,692
145,831	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	153,773
126,226	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	131,861
338,921	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(b)	336,530
80,712	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	74,210

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$205,869	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(b)	$119,227
33,374	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	33,507
30,421	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	24,728
161,770	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	143,875
71,553	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	53,963
108,297	Washington Mutual Mortgage Pass- Through Certificates, 5.50%, 7/25/35	106,049
		2,385,310
Commercial Mortgage Backed Securities (1.1%)
750,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class A3, 5.82%, 2/12/51	766,274
Prime Adjustable Rate Mortgage Backed Securities (0.6%)
35,987	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 2.84%, 9/25/34(b)	16,010
31,179	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.30%, 7/25/37(b)	28,717
233,845	Credit Suisse Mortgage Capital Certificates, Series 2009, 5.61%, 5/26/37(b)(c)	247,100
98,591	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(b)(c)	100,346
		392,173
Prime Fixed Mortgage Backed Securities (4.0%)
350,000	American Home Mortgage Investment Trust, 5.41%, 9/25/35(b)	277,351
78,186	Bank of America Funding Corp., 6.00%, 7/25/36	68,268
41,033	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	42,579
12,238	Bank of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	12,358
63,233	Chase Mortgage Finance Corp., 5.50%, 10/25/33	65,296
67,120	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.64%, 5/25/35(b)	65,611
291,787	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34	305,615
21,173	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	21,290
58,929	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	9,045

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$116,307	Countrywide Home Loans, 2.98%, 11/25/35(b)	$92,359
6,723	Countrywide Home Loans, Series 2003-20, Class 1A14, 5.50%, 7/25/33	6,538
221,729	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	222,074
114,232	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	112,376
126,815	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37*	103,618
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	36,217
51,760	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	34,267
26,743	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	27,242
6,326	GSR Mortgage Loan Trust, Series 2006- 10F, Class 5A1, 6.00%, 1/25/27	5,615
65,015	Lehman Mortgage Trust, 5.50%, 1/25/36	57,439
5,251	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	5,557
23,616	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	24,545
131,753	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 4.97%, 9/25/33(b)	136,848
50,887	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	53,463
335,422	Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.83%, 10/25/37(b) (c)	327,876
222,994	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	215,626
3,132	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	3,167
304,568	Wells Fargo Mortgage Backed Securities Trust, Series 2007-9, Class 1A5, 5.50%, 7/25/37	307,948
55,285	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	53,145
		2,693,333
U.S. Government Agency Mortgage Backed Securities (8.9%)
480,713	Fannie Mae, Series 2013-68, Class NA, 1.00%, 3/25/42	463,628
250,000	Fannie Mae, 1.63%, 10/26/15	255,914
263,235	Fannie Mae, Series 2013-18, Class NA, 2.00%, 12/25/42	241,578
247,301	Fannie Mae, Series 2013-73, Class PD, 2.25%, 6/25/42	239,753
496,348	Fannie Mae, Series 2013-74, Class DY, 2.25%, 6/25/42(b)	492,130

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2013

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$177,664	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	$180,398
179,885	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	186,624
140,258	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	143,773
517,184	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	522,931
113,354	Fannie Mae, 4.00%, 4/1/25, Pool #AD3828	119,660
17,402	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	17,891
116,762	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	116,655
68,843	Fannie Mae, 4.50%, 4/1/35, Pool #814522	72,844
500,000	Fannie Mae, 5.00%, 2/13/17	564,706
1,995	Fannie Mae, 5.00%, 3/1/18, Pool #681351	2,121
92,127	Fannie Mae, 5.50%, 10/1/35, Pool #838584	99,966
$6,577	Fannie Mae, 6.00%, 5/1/35, Pool #357778	$7,257
11,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	12,441
61,398	Fannie Mae Grantor Trust, Series 2002- T6, Class A1, 3.31%, 2/25/32	63,178
261,116	Freddie Mac, Series 4146, Class ML, 1.50%, 10/15/42	248,148
20,960	Freddie Mac, 1.90%, 6/1/28, Pool #605508(b)	21,097
600,000	Freddie Mac, 2.50%, 1/7/14	605,082
174,599	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	179,497
69,410	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	70,741
340,766	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	344,655
208,264	Freddie Mac, Series 4051, Class YD, 3.50%, 3/15/41	207,260
49,587	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	52,887
3,502	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	3,707
5,509	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	5,836
5,103	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	5,534
10,821	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	12,118
22,421	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	25,253
90,503	Freddie Mac, 7.50%, 12/15/22	103,049
223,030	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	218,744
2,247	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	2,466

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$48,995	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	$54,278
3,365	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	3,887
16,504	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	19,149
		5,986,836
Total Mortgage Backed Securities		12,539,264

Corporate Bonds (1.0%)
Financial Services (0.4%)
125,000	BP Capital Markets PLC, 3.63%, 5/8/14	127,776
194,797	Preferred Term Securities XX, Class B-2, 0.72%, 3/22/38, Callable 10/14/13 @ 100 *(b)(c)	109,086
121,963	Preferred Term Securities XXIII, 0.08%, 12/22/36 (d)(e)	1
270,892	Regional Diversified Funding, 1.59%, 1/25/36 (b)(e)	8,127
		244,990
Real Estate Investment Trusts (0.3%)
200,000	Arden Realty LP, 5.25%, 3/1/15, Callable 12/1/14 @ 100 *	210,918
Security Brokers & Dealers (0.3%)
200,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	219,953
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (f)	70
		220,023
Total Corporate Bonds		675,931

Taxable Municipal Bonds (0.4%)
Illinois (0.2%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, 6.29%, 1/1/21, Callable 1/1/19 @ 100*	161,451
Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	104,083
Total Taxable Municipal Bonds		265,534

U.S. Government Agency Securities (3.9%)
Fannie Mae
500,000	1.00%, 4/17/28, Callable 10/17/13 @ 100 *(b)(g)	473,338
Fannie Mae Strips
300,000	12.14%, 11/15/16 (d)	286,887
Federal Home Loan Bank
550,000	1.00%, 3/13/23, Callable 12/13/13 @ 100 *(b)(g)	528,029
550,000	1.00%, 9/5/23, Callable 12/5/13 @ 100 *(b)(g)	547,517
750,000	1.00%, 9/13/23, Callable 12/13/13 @ 100 *(b)(g)	748,997
		1,824,543
Total U.S. Government Agency Securities		2,584,768

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

Principal Amount	Security Description	Value
U.S. Treasury Obligations (14.2%)
Treasury Inflation Index Note
$809,000	0.13%, 1/15/23	$780,038
U.S. Treasury Bonds
1,771,000	3.00%, 5/15/42	1,555,713
315,000	4.25%, 11/15/40	349,748
		1,905,461
U.S. Treasury Notes
1,050,000	0.25%, 4/30/14	1,050,985
500,000	0.25%, 9/15/15	498,399
300,000	0.75%, 3/31/18	290,414
1,175,000	2.00%, 11/15/21	1,132,040
300,000	2.13%, 2/29/16	311,602
1,125,000	2.25%, 11/30/17	1,167,802
500,000	2.75%, 2/28/18	529,063
810,000	2.75%, 2/15/19	852,019
150,000	3.63%, 2/15/21	163,887
750,000	4.50%, 2/15/16	821,893
		6,818,104
Total U.S. Treasury Obligations		9,503,603

Shares	Security Description	Value
Investment Companies (3.9%)
22,776	iShares MSCI EAFE Index Fund, 2.90%	$1,347,656
33,149	iShares MSCI Emerging Markets Index Fund, 1.37%	1,260,988
Total Investment Companies		2,608,644
Investment in Affiliates (8.2%)
5,473,176	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(h)	5,473,176
Total Investment in Affiliates		5,473,176

Total Investments (Cost $61,607,452)(i) — 101.7%		68,035,303
Liabilities in excess of other assets — (1.7)%		(1,114,154)
Net Assets — 100.0%		$66,921,149

(a)	Non-income producing security.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(c)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Rate represents the effective yield at purchase.
(e)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2013, illiquid securities were less than 0.1% of the Fund’s net assets.

(f)	Issuer has defaulted on the payment of interest.
(g)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2013.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 4 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Schedule of Portfolio Investments
August 31, 2013

Shares	Security Description	Value
Common Stocks (98.9%)
Apparel Manufacturers (2.9%)
7,636	NIKE, Inc., Class B	$479,693
2,408	Ralph Lauren Corp.	398,307
		878,000
Auto Manufacturers (1.3%)
23,519	Ford Motor Co.	380,773
Banking (8.5%)
22,103	Fifth Third Bancorp	404,264
11,251	JPMorgan Chase & Co.	568,514
7,619	PNC Financial Services Group	550,625
11,911	U.S. Bancorp	430,344
13,786	Wells Fargo & Co.	566,329
		2,520,076
Beverages (1.7%)
6,438	PepsiCo, Inc.	513,302
Broadcasting/Cable (1.2%)
8,219	Comcast Corp., Class A	345,938
Capital Markets (2.0%)
14,129	Raymond James Financial, Inc.	591,016
Chemicals (4.6%)
6,797	Ecolab, Inc.	620,906
6,400	Praxair, Inc.	751,360
		1,372,266
Commercial Services & Supplies (1.4%)
8,385	Cintas Corp.	400,468
Computer Software & Services (2.8%)
32,007	EMC Corp.	825,140
Computers & Peripherals (4.5%)
1,996	Apple, Inc.	972,152
14,286	Cisco Systems, Inc.	333,007
		1,305,159
Construction & Engineering (1.3%)
6,366	Jacobs Engineering Group, Inc.(a)	371,010
Consumer Products (3.5%)
4,905	Church & Dwight Co., Inc.	291,112
9,217	The Procter & Gamble Co.	717,911
		1,009,023
Diversified Financial Services (2.7%)
3,622	Berkshire Hathaway, Inc., Class B(a)	402,839
2,661	Goldman Sachs Group, Inc.	404,819
		807,658
Diversified Manufacturing Operations (8.2%)
8,442	Danaher Corp.	553,120
8,627	Donaldson Co., Inc.	304,015
25,118	General Electric Co.	581,231
4,472	Honeywell International, Inc.	355,837
7,269	Johnson & Johnson	628,114
		2,422,317
Electronic Components/Instruments (1.6%)
5,196	Thermo Fisher Scientific, Inc.	461,561
Energy Equipment & Services (1.0%)
8,150	The Williams Cos., Inc.	295,356
Financial Services (2.1%)
8,667	T. Rowe Price Group, Inc.	607,903
Food Products (2.9%)
5,118	Hain Celestial Group, Inc.(a)	418,550
14,701	Mondelez International, Inc.	450,880
		869,430

Shares	Security Description	Value
Common Stocks, continued:
Health Care Equipment & Supplies (2.7%)
8,176	Medtronic, Inc.	$423,108
7,471	St. Jude Medical, Inc.	376,613
		799,721
Health Care Providers & Services (1.8%)
8,549	Express Scripts Holding Co.(a)	546,110
Household Durables (1.1%)
7,467	Jarden Corp.(a)	320,708
Insurance (1.3%)
8,290	American International Group, Inc.(a) .	385,153
Internet (6.1%)
10,008	eBay, Inc.(a)	500,300
17,281	Facebook, Inc., Class A(a)	713,359
707	Google, Inc., Class A(a)	598,758
		1,812,417
Internet & Catalog Retail (0.9%)
273	Priceline.com, Inc.(a)	256,219
IT Services (1.2%)
586	Mastercard, Inc.	355,163
Machinery (3.8%)
3,351	Caterpillar, Inc.	276,592
4,837	Stanley Black & Decker, Inc.	412,403
4,447	United Technologies Corp.	445,144
		1,134,139
Media (3.1%)
11,006	Twenty-First Century Fox, Inc.	344,818
9,145	Walt Disney Co.	556,290
		901,108
Oil & Gas Exploration, Production and Services (4.7%)
6,300	Baker Hughes, Inc.	292,887
6,336	Noble Energy, Inc.	389,220
7,705	Southwestern Energy Co.(a)	294,331
8,087	Whiting Petroleum Corp.(a)	408,152
		1,384,590
Oil, Gas & Consumable Fuels (1.3%)
4,250	Anardarko Petroleum Corp.	388,535
Oil-Integrated Companies (1.4%)
3,391	Chevron Corp.	408,378
Pharmaceuticals (2.8%)
8,873	Eli Lilly & Co.	456,073
7,734	Merck & Co., Inc.	365,741
		821,814
Restaurants (2.8%)
8,588	Cheesecake Factory, Inc.	358,721
6,882	Yum! Brands, Inc.	481,877
		840,598
Retail (1.3%)
5,898	Target Corp.	373,402
Semiconductors (2.7%)
13,853	NXP Semiconductors NV(a)	514,916
7,932	Texas Instruments, Inc.	303,002
		817,918
Specialty Retail (2.8%)
6,126	Tiffany & Co.	472,376
8,705	Urban Outfitters, Inc.(a)	365,001
		837,377
Technology (1.2%)
3,545	Waters Corp.(a)	350,423

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

Shares	Security Description	Value
Common Stocks, continued:
Transportation & Shipping (1.7%)
7,089	Norfolk Southern Corp.	$511,542
Total Common Stocks		29,221,711

Investment in Affiliates (2.1%)
613,234	Cavanal Hill Cash Management Fund,
	Institutional Class, 0.00%(b)	613,234
Total Investment in Affiliates		613,234

Total Investments (Cost $24,306,810)(c) — 101.0%		29,834,945
Liabilities in excess of other assets — (1.0)%		(289,502)
Net Assets — 100.0%		$29,545,443

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 4 in the Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS
Opportunistic Fund

Schedule of Portfolio Investments
August 31, 2013

Shares	Security Description	Value
Common Stocks (79.3%)
Advertising (0.8%)
5,732	Reachlocal, Inc.(a)	$62,937
Aerospace & Defense (1.4%)
1,562	Triumph Group, Inc.	112,417
Auto Manufacturers (1.5%)
7,189	Ford Motor Co.	116,390
Auto Parts & Equipment (2.3%)
2,264	Advance Auto Parts, Inc.	181,278
Biotechnology (1.1%)
3,153	Kythera Biopharmaceuticals, Inc.(a)	83,239
Building Products (1.6%)
2,902	Trex Co., Inc.(a)	128,472
Capital Markets (2.9%)
15,546	New Mountain Finance Corp.	228,215
Commercial Services & Supplies (1.9%)
4,627	Corrections Corp. of America	152,413
Computer Software & Services (2.1%)
6,300	EMC Corp.	162,414
Computers & Peripherals (3.1%)
266	Apple, Inc.	129,555
10,471	Fusion-IO, Inc.(a)	111,935
		241,490
Consumer Products (8.8%)
30,864	Black Diamond, Inc.(a)	320,986
37,004	Callaway Golf Co.	256,068
1,636	The Procter & Gamble Co.	127,428
		704,482
Consumer Services (1.1%)
4,785	Monarch Casino & Resort, Inc.(a)	89,958
Diversified Manufacturing Operations (1.8%)
6,186	General Electric Co.	143,144
Electronic Components/Instruments (3.8%)
35,886	GSI Group, Inc.(a)	302,519
Energy Equipment & Services (2.2%)
3,800	Transocean Ltd.	171,494
Environmental Control (1.7%)
6,473	Covanta Holding Corp.	136,774
Food Products (3.8%)
2,565	Nestle SA ADR	167,879
4,867	Snyder’s-Lance, Inc.	130,922
		298,801
Health Care Equipment & Supplies (2.0%)
2,216	Baxter International, Inc.	154,145
Health Care Providers & Services (2.0%)
4,971	Fresenius Medical Care AG & Co.	160,862
Industrial Conglomerates (2.5%)
1,791	Siemens AG	190,132
Internet (1.9%)
2,941	eBay, Inc.(a)	147,021
Internet Software & Services (1.0%)
11,577	Millennial Media, Inc.(a)	75,829
Investment Banking & Brokerage (2.6%)
5,684	Lazard Ltd., Class A	201,327
Machinery & Equipment (2.2%)
5,866	Terex Corp.(a)	170,114
Mortgage Real Estate Investment Trusts (1.1%)
2,368	Walter Investment Management Corp.(a)	86,882

Shares,
Contracts or
Principal
Amount	Security Description	Value
Common Stocks, continued:
Oil & Gas (1.5%)
4,216	QEP Resources, Inc.	$115,181

Oil & Gas Drilling (1.9%)
21,925	Pioneer Energy Services Corp.(a)	148,213
Oil & Gas Exploration & Production (1.6%)
5,714	Bill Barrett Corp.(a)	123,022
Oil & Gas Exploration, Production and Services (2.7%)
4,205	Whiting Petroleum Corp.(a)	212,226
Pharmaceuticals (6.5%)
2,340	Allergan, Inc.	206,810
6,071	Eli Lilly & Co.	312,050
		518,860
Real Estate Investment Trusts (4.1%)
12,358	Campus Crest Communities, Inc.	130,748
7,996	MFA Financial, Inc.	194,143
		324,891
Semiconductors (2.5%)
3,147	Cavium, Inc.(a)	119,492
2,139	NXP Semiconductors NV(a)	79,507
		198,999
Steel (1.3%)
7,090	Vale SA	102,167
Total Common Stocks		6,246,308

Convertible Bonds (9.8%)
$347,000	Intel Corp., 2.95%, 12/15/35	367,603
230,000	M/I Homes, Inc., 3.00%, 3/1/18	225,400
185,000	Volcano Corp., 1.75%, 12/1/17	181,069
Total Convertible Bonds		774,072

Purchased Put Options (0.9%)
60	iShares Russell 2000 ETF, Strike @ 105 Exp 10/19/13	35,400
36	iShares Russell 2000 ETF, Strike @ 102 Exp 11/16/13	16,452
67	iShares Russell 2000 Index ETF, Strike @ 99 Exp 10/19/13	18,090
Total Purchased Put Options		69,942

Investment Companies (4.1%)
3,165	Direxion Daily Small Cap Bear 3x Shares ETF	87,354
12,322	U.S. Natural Gas Fund LP	233,502
Total Investment Companies		320,856

Investment in Affiliates (7.4%)
583,983	Cavanal Hill Cash Management Fund, Institutional Class, 0.00%(b)	583,983
Total Investment in Affiliates		583,983

Total Investments (Cost $7,987,469)(c) — 101.5%		7,995,161
Liabilities in excess of other assets — (1.5)%		(120,517)
Net Assets — 100.0%		$7,874,644

See notes to financial statements.

CAVANAL HILL FUNDS
Opportunistic Fund

Schedule of Portfolio Investments, Concluded
August 31, 2013

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2013.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 4 in the Notes to Financial Statements.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund

See notes to financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements
August 31, 2013

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. As of August 31, 2013, the Trust offered shares of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund (each referred to as a “Fund” and collectively, “the Funds”). The Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Money Market Funds are each authorized to issue an unlimited number of shares in five classes of shares: Administrative Shares, Institutional Shares, Select Shares, Service Shares and Premier Shares. As of August 31, 2013, the Service Shares of the Cash Management Fund and Tax-Free Money Market Fund, the Select Shares of the U.S. Treasury Fund and the Cash Management Fund, and the Premier Shares of the U.S. Treasury Fund were not offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1	–	quoted prices in active markets for identical assets

●	Level 2	–	other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3	–	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading,thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

The following is a summary categorization, as of August 31, 2013, of each Fund’s investments based on the inputs used in determining the value of such investments:

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

U.S. Treasury Fund
U.S. Treasury Obligations	$—	$345,606,697	$—	$345,606,697
Repurchase Agreements	—	691,200,000	—	691,200,000
Total Investments	—	1,036,806,697	—	1,036,806,697

Cash Management Fund
Certificates of Deposit	—	50,000,729	—	50,000,729
Commercial Paper1	—	318,633,495	—	318,633,495
U.S. Government Agency Securities	—	212,308,002	—	212,308,002
Repurchase Agreements	—	585,000,000	—	585,000,000
Time Deposit	—	18,178,789	—	18,178,789
Total Investments	—	1,184,121,015	—	1,184,121,015

Tax-Free Money Market Fund
Municipal Bonds2	—	279,316,600	—	279,316,600
Municipal Commercial Paper2	—	35,395,000	—	35,395,000
Investment Companies	13,608,446	—	—	13,608,446
Total Investments	13,608,446	314,711,600	—	328,320,046

Intermediate Tax-Free Bond Fund
Municipal Bonds2	—	34,605,243	—	34,605,243
Investment in Affiliates	1,019,462	—	—	1,019,462
Total Investments	1,019,462	34,605,243	—	35,624,705

Short-Term Income Fund
Asset Backed Securities	—	14,736,421	—	14,736,421
Mortgage Backed Securities3	—	48,686,456	—	48,686,456
Corporate Bonds1	—	14,217,605	—	14,217,605
Municipal Bonds2	—	1,220,143	—	1,220,143
U.S. Government Agency Securities	—	4,908,497	—	4,908,497
U.S. Treasury Obligations	—	51,883,521	—	51,883,521
Investment in Affiliates	6,390,779	—	—	6,390,779
Total Investments	6,390,779	135,652,643	—	142,043,422

Intermediate Bond Fund
Asset Backed Securities	—	2,121,221	—	2,121,221
Mortgage Backed Securities3	—	8,981,820	—	8,981,820
Corporate Bonds1	—	3,504,800	—	3,504,800
Taxable Municipal Bonds2	—	407,734	—	407,734
U.S. Government Agency Securities	—	2,726,937	—	2,726,937
U.S. Treasury Obligations	—	12,435,748	—	12,435,748
Investment in Affiliates	4,209,716	—	—	4,209,716
Total Investments	4,209,716	30,178,260	—	34,387,976

Bond Fund
Asset Backed Securities	—	1,371,356	—	1,371,356
Mortgage Backed Securities3	—	19,000,536	—	19,000,536
Corporate Bonds1	—	4,151,385	—	4,151,385
Taxable Municipal Bonds2	—	644,231	—	644,231
U.S. Government Agency Securities	—	3,383,536	—	3,383,536
U.S. Treasury Obligations	—	17,419,416	—	17,419,416
Investment in Affiliates	3,179,105	—	—	3,179,105
Total Investments	3,179,105	45,970,460	—	49,149,565

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Balanced Fund
Common Stocks1	$33,027,581	$—	$—	$33,027,581
Asset Backed Securities	—	1,356,802	—	1,356,802
Mortgage Backed Securities3	—	12,539,264	—	12,539,264
Corporate Bonds1	—	675,931	—	675,931
Taxable Municipal Bonds2	—	265,534	—	265,534
U.S. Government Agency Securities	—	2,584,768	—	2,584,768
U.S. Treasury Obligations	—	9,503,603	—	9,503,603
Investment Companies	2,608,644	—	—	2,608,644
Investment in Affiliates	5,473,176	—	—	5,473,176
Total Investments	41,109,401	26,925,902	—	68,035,303

U.S. Large Cap Equity Fund
Common Stocks1	29,221,711	—	—	29,221,711
Investment in Affiliates	613,234	—	—	613,234
Total Investments	29,834,945	—	—	29,834,945

Opportunistic Fund
Common Stocks1	6,246,308	—	—	6,246,308
Convertible Bonds	—	774,072	—	774,072
Purchased Put Options	69,942	—	—	69,942
Investment Companies	320,856	—	—	320,856
Investment in Affiliates	583,983	—	—	583,983
Total Investments	7,221,089	774,072	—	7,995,161

1	Please see the Schedule of Portfolio Investments for Industry classification.
2	Please see the Schedule of Portfolio Investments for State classification.
3	Please see the Schedule of Investments for Mortgage Backed Securities classification.

The Funds determine transfers between fair value hierarchy levels based on valuations at the reporting period end. There were no transfers between Levels 1 and 2 as of August 31, 2013, based on levels assigned to securities on August 31, 2012.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund (the “Variable Net Asset Value Funds”).

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Domestic equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

Exchange-traded options are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy.

Purchased Options:

Each of the Funds, except the U.S. Treasury Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked prices. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. Each of the Funds will purchase options and index options only when its total investment in such options immediately after such purchase will not exceed 5% of its total assets.

Purchased options held by the Funds are included in “Investments, at value” on the Statements of Assets and Liabilities. As of August 31, 2013, the Opportunistic Fund held purchased options with a market value of $69,942.

Any realized and unrealized gains and losses on purchased options contracts are included in “Net realized gains/(losses) from investment transactions” and “Change in unrealized appreciation/depreciation on investments,” respectively, on the Statements of Operations. Realized and unrealized gains/(losses) on purchased options for the Opportunistic Fund for the year ended August 31, 2013 were $(4,419) and $22,301, respectively. The Opportunistic Fund engaged in limited purchased option activity during the year ended August 31, 2013, representing less than 1% of the Opportunistic Fund’s average monthly fair value of purchased options as a percentage of net assets to hedge against the Fund’s stock positions.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At August 31, 2013, the Cash Management Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, and Balanced Fund held restricted securities comprising 17.7%, 8.9%, 8.2%, 5.1%, and 1.4% of net assets, respectively. The restricted securities held as of August 31, 2013 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Cash Management Fund:
Commonwealth Bank of Australia, 0.21%, 11/20/13	05/20/13	$29,968,624	$30,000,000	$29,986,333
National Australia Funding, 0.25%, 5/16/14	08/19/13	29,943,750	30,000,000	29,946,458
Nestle Capital Corp., 0.20%, 1/9/14	02/25/13	29,947,000	30,000,000	29,978,333
Nordea Bank AB, 0.10%, 9/5/13	08/13/13	29,998,083	30,000,000	29,999,667
The Coca-Cola Co., 0.19%, 2/27/14	08/06/13	14,783,987	14,800,000	14,786,018
The Coca-Cola Co., 0.21%, 2/14/14	06/17/13	14,978,825	15,000,000	14,985,475
Total Capital Canada, Ltd., 0.21%, 4/11/14	07/16/13	29,952,925	30,000,000	29,961,150
Wal-Mart Stores, Inc., 0.03%, 9/4/13	08/29/13	29,999,850	30,000,000	29,999,925

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Short-Term Income Fund:
Alesco Preferred Funding Ltd., Series 8A, Class C2, 1.62%, 12/23/35	07/24/07	$1,050,849	$1,115,145	$111,514
Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27	12/14/12	1,666,423	1,619,987	1,624,037
Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37	12/14/09	307,990	314,275	321,685
CNL Funding, Series 1999-1, Class A2, 7.65%, 6/18/14	03/26/12	823,758	796,652	808,355
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 2.22%,
6/26/37	03/30/10	474,682	483,577	483,906
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%,
7/27/36	06/19/12	544,085	626,283	624,209
GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 3.49%, 7/25/35	06/21/12	333,555	365,540	365,163
I-Preferred Term Securities IV, 1.02%, 6/24/34, Callable 10/11/13 @ 100	03/08/06	1,470,000	1,500,000	1,125,000
JPMorgan Re-REMIC, Series 2009-7, Class 8A1, 5.35%, 1/27/47	10/01/09	123,561	128,709	129,874
JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37	09/02/09	209,785	218,526	220,300
JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37	08/31/11	379,484	372,043	378,662
JPMorgan Re-REMIC, Series 2009-5, Class 2A1, 2.07%, 1/26/37	09/01/10	189,413	193,344	194,146
JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37	12/14/10	1,078,553	1,071,700	1,077,708
MetLife Global Funding I, 1.70%, 6/29/15	06/26/12	999,210	1,000,000	1,013,229
Nations Equipment Finance Funding LLC, Series 2013-1A, Class A, 1.70%, 11/20/16	06/13/13	1,326,854	1,326,854	1,326,854
Preferred Term Securities IX, 2.08%, 4/3/33, Callable 10/11/13 @ 100	03/17/03	500,000	500,000	235,000
Preferred Term Securities V, 2.38%, 4/3/32	09/14/06	305,890	325,067	32,507
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	398,411	406,542	4
RAAC, Series 2006-RP1, Class A3, 0.48%, 10/25/45	06/19/12	108,674	113,646	110,526
Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.83%, 10/25/37	06/22/12	2,470,746	2,615,175	2,556,336

Intermediate Bond Fund:
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	08/04/08	176,336	915,576	54,935
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.42%, 12/23/37	11/27/07	532,073	695,567	41,734
Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27	12/14/12	241,087	233,427	234,011
I-Preferred Term Securities, Class B-1, 2.38%, 12/11/32, Callable 10/11/13 @ 100	04/09/03	502,835	500,000	325,000
JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23	08/27/10	500,000	500,000	502,256
Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40	06/02/06	77,104	77,104	73,668
Preferred Term Securities IX, 2.08%, 4/3/33, Callable 10/11/13 @ 100	03/18/03	500,000	500,000	235,000
Preferred Term Securities XI, Class B-1, 1.87%, 9/24/33, Callable 10/11/13 @ 100	09/12/03	500,000	500,000	240,000
Preferred Term Securities XX, Class B-2, 0.72%, 3/22/38, Callable 10/14/13 @ 100	12/21/07	880,319	973,987	545,433
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	398,411	406,542	4
Preferred Term Securities XXVI, Series B-2, 0.83%, 9/22/37, Callable 10/14/13 @ 100	11/08/07	961,669	1,210,974	448,060

Bond Fund:
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	08/04/08	176,336	915,576	54,935
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.42%, 12/23/37	11/27/07	409,288	535,051	32,103
Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27	12/14/12	254,716	246,624	247,240
I-Preferred Term Securities, Class B-1, 2.38%, 12/11/32, Callable 10/11/13 @ 100	04/14/03	502,835	500,000	325,000
JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23	08/27/10	750,000	750,000	753,384
JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37	09/02/09	86,688	90,300	91,033
Preferred Term Securities IX, Series 144, 2.08%, 4/3/33, Callable 10/11/13 @ 100	03/18/03	999,999	1,000,000	470,000
Preferred Term Securities XI, Class B-1, 1.87%, 9/24/33, Callable 10/11/13 @ 100	09/12/03	500,000	500,000	240,000
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	199,206	203,271	2
Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31	11/17/09	142,709	175,103	171,730
Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.83%, 10/25/37	09/26/12	99,031	100,627	98,363

Balanced Fund:
Castle Trust, Series 2003-1A, Class A2, 5.36%, 5/15/27	12/14/12	176,797	171,180	171,608
Credit Suisse Mortgage Capital Certificates, Series 2009, 5.61%, 5/26/37	03/30/10	233,844	233,845	247,100
JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37	04/28/10	97,606	98,591	100,346
Preferred Term Securities XX, Class B-2, 0.72%, 3/22/38, Callable 10/14/13 @ 100	12/21/07	176,064	194,797	109,086
Preferred Term Securities XXIII, 0.08%, 12/22/36	05/03/10	119,523	121,963	1
Regional Diversified Funding, 1.59%, 1/25/36	01/09/07	262,529	270,893	8,127
Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.83%, 10/25/37	09/19/12	329,972	335,423	327,876

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

RepurchaseAgreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers that Cavanal Hill Investment Management, Inc. deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the securities collateral, including the risk of a possible decline in the fair value of the underlying securities while the Fund seeks to assert its rights.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund and Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Redemption In Kind:

The Funds reserve the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund’s net assets).  A Fund will recognize a gain on the redemption in kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; a Fund recognizes a loss if cost exceeds value.  Gains and losses realized on the redemption in kind are not recognized for tax purposes and are reclassified from accumulated net realized gain/loss to additional paid-in capital.  During the year ended August 31, 2013, the Opportunistic Fund realized $5,959 of net loss on $219,438 of redemption in kind.

3.	Related Party Transactions:

Cavanal Hill Investment Management, Inc. (the “Adviser”), a wholly-owned subsidiary of BOKF, NA (“BOK”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)	Annual Advisory Fee Waivers*
U.S. Treasury Fund	0.15%	0.10%
Cash Management Fund	0.15%	0.10%
Tax-Free Money Market Fund	0.15%	0.10%
Intermediate Tax-Free Bond Fund	0.55%	0.35%
Short-Term Income Fund	0.55%	0.40%
Intermediate Bond Fund	0.55%	0.35%
Bond Fund	0.55%	0.35%
Balanced Fund	0.74%	0.39%
U.S. Large Cap Equity Fund	0.69%	0.29%
Opportunistic Fund	1.35%**	0.00	%***

*	Contractual fee waivers are in place through December 31, 2013 and may be terminated or modified only with the approval of the Funds’ Board.
**	Prior to September 17, 2012, the annual advisory fee was 2.25%.
***
Effective September 17, 2012, the Adviser contractually agreed to waive or assume certain expenses through December 31, 2013 so that the expenses for each Class, excluding class-specific fees, do not exceed 1.64%. Prior to September 17, 2012, expenses for each Class, excluding distribution fees, did not exceed 2.65%.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is  entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)	Annual Administration Fee Waivers*
U.S. Treasury Fund	0.12%	0.07%
Cash Management Fund	0.12%	0.07%
Tax-Free Money Market Fund	0.12%	0.10%
Intermediate Tax-Free Bond Fund	0.20%	0.10%
Short-Term Income Fund	0.20%	0.10%
Intermediate Bond Fund	0.20%	0.10%
Bond Fund	0.20%	0.10%
Balanced Fund	0.20%	0.10%
U.S. Large Cap Equity Fund	0.20%	0.10%
Opportunistic Fund	0.20%	0.10%

*	Contractual fee waivers are in place through December 31, 2013 and may be terminated or modified only with the approval of the Funds’ Board.

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. For these services, the Administrator pays Citi an annual fee based on the average daily net assets of the Trust as follows, which is subject to an annual minimum fee equal to the number of Funds multiplied by $42,500.

Asset Breakpoints:	Rate
For the first $2 billion	0.0250%
For the next $2 billion	0.0125%
Over $4 billion	0.0100%

In addition, the Administrator pays Citi for certain reporting and typesetting services. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds.

BOK serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOK is also entitled to any out-of-pocket expenses incurred. For the year ended August 31, 2013, BOK voluntarily waived $31,741, $27,376, and $7,401 of its fee received from the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund, respectively.

Citi also serves the Trust as transfer agent and fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). The fees for these services are covered under the Fund Accounting Agreement. For these services, the Funds pay Citi an annual fee based on the average daily net assets of the Trust as follows:

Asset Breakpoints:*	Rate
For the first $2 billion	0.0350%
For the next $2 billion	0.0275%
Over $4 billion	0.0200%

*	Trust net assets exclude any Fund that commenced operations after July 1, 2011.

In addition, the Funds pay Citi out-of-pocket expenses and certain fixed-dollar fees based on the number of funds and share classes that commenced operations after July 1, 2011. The Trust is subject to an annual minimum fee equal to the number of funds multiplied by $67,500.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOK. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOK, is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, and 0.50% of the Premier Shares, and may be used by BOSC to pay banks, including BOK, broker dealers and other institutions. For the year ended August 31, 2013, BOSC, as Distributor, received $7,721 and BOK received $617,271 from the Distributor. BOSC has contractually agreed to waive 0.15% of such fee paid by the Service Shares, 0.45% of such fee paid by the Premier Shares and 0.13% of such fee paid by the Administrative Shares of the Cash Management Fund through December 31, 2013.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service and Premier Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ended August 31, 2013, BOSC and BOK received net shareholder servicing fees of $9,130 and $1,668,248, respectively. For shareholder purchases made through BOSC and BOK, such affiliates have contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25% and 0.10% of such fees paid by the Institutional, Investor and A Shares, respectively, of the Variable Net Asset Value Funds (excluding Opportunistic Fund Investor Shares) through December 31, 2013.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ statutory prospectus. Voluntary fee reductions and waivers may also occur on an ad hoc basis. All fee waivers are not subject to recoupment in subsequent fiscal periods and voluntary fee reductions and waivers may be terminated at any time.

Affiliated Transactions:

A summary of each Fund’s investment in an affiliated money market fund (Tax-Free Money Market Fund, Institutional Class) for the year ended August 31, 2013 is noted below:

Fund	Fair Value 8/31/12	Purchases	Sales	Fair Value 8/31/13	Income
Intermediate Tax-Free Bond Fund	$4,817,826	$9,769,531	$(13,567,895)	$1,019,462	$418

A summary of each Fund’s investment in an affiliated money market fund (Cash Management Fund, Institutional Class) for the year ended August 31, 2013 is noted below:

Fund	Fair Value 8/31/12	Purchases	Sales	Fair Value 8/31/13	Income
Short-Term Income Fund	$6,868,400	$100,921,234	$(101,398,855)	$6,390,779	$566
Intermediate Bond Fund	718,011	18,677,781	(15,186,076)	4,209,716	177
Bond Fund	967,343	22,256,558	(20,044,796)	3,179,105	153
Balanced Fund	4,392,963	17,736,209	(16,655,996)	5,473,176	411
U.S. Large Cap Equity Fund	404,150	10,337,479	(10,128,395)	613,234	45
Opportunistic Fund	107,869	9,839,533	(9,363,419)	583,983	44

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ended August 31, 2013 were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$2,672,785	$4,846,073
Short-Term Income Fund	28,590,248	28,636,449
Intermediate Bond Fund	3,124,526	4,085,871
Bond Fund	852,919	5,468,878
Balanced Fund	37,556,467	43,444,911
U.S. Large Cap Equity Fund	27,757,949	32,062,574
Opportunistic Fund	16,417,778	10,753,028

Purchases and sales of long-term U.S. government securities for the period ended August 31, 2013 were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$50,867,693	$30,986,472
Intermediate Bond Fund	10,318,591	2,514,521
Bond Fund	14,822,074	10,803,201
Balanced Fund	8,298,192	4,365,500

5.	Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2013

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

At August 31, 2013, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation/ (Depreciation)
Intermediate Tax-Free Bond	$34,284,754	$1,587,397	$(247,446)	$1,339,951
Short-Term Income Fund	147,869,471	1,035,841	(6,861,890)	(5,826,049)
Intermediate Bond Fund	38,065,698	886,004	(4,563,726)	(3,677,722)
Bond Fund	52,655,632	1,220,385	(4,726,452)	(3,506,067)
Balanced Fund	61,740,461	8,288,114	(1,993,272)	6,294,842
U.S. Large Cap Equity Fund	24,371,416	5,687,506	(223,977)	5,463,529
Opportunistic Fund	7,963,980	204,947	(243,707)	(38,760)

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2013 and 2012 were as follows:

	Distributions Paid From:
2013	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$63,930	$—	$63,930	$—	$63,930
Cash Management Fund	94,891	—	94,891	—	94,891
Tax-Free Money Market Fund	400	407	807	57,618	58,425
Intermediate Tax-Free Bond Fund	16,785	5,913	22,698	1,090,957	1,113,655
Short-Term Income Fund	2,143,410	—	2,143,410	—	2,143,410
Intermediate Bond Fund	585,155	—	585,155	—	585,155
Bond Fund	1,345,138	—	1,345,138	—	1,345,138
Balanced Fund	1,400,133	1,154,607	2,554,740	—	2,554,740
U.S. Large Cap Equity Fund	320,821	44,550	365,371	—	365,371
Opportunistic Fund	51,038	10,238	61,276	—	61,276

* Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
2012	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$70,208	$—	$70,208	$—	$70,208
Cash Management Fund	76,506	—	76,506	—	76,506
Tax-Free Money Market Fund	472	1,671	2,143	117,096	119,239
Intermediate Tax-Free Bond Fund	1,028	218,960	219,988	1,144,636	1,364,624
Short-Term Income Fund	2,596,013	—	2,596,013	—	2,596,013
Intermediate Bond Fund	804,209	—	804,209	—	804,209
Bond Fund	1,725,069	—	1,725,069	—	1,725,069
Balanced Fund	1,513,714	—	1,513,714	—	1,513,714
U.S. Large Cap Equity Fund	304,829	—	304,829	—	304,829
Opportunistic Fund	2,456		2,456		2,456

* Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

CAVANAL HILL FUNDS

Notes to Financial Statements, Concluded
August 31, 2013

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income/Tax- Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/(Deficit)
U.S. Treasury Fund	$6,303	$—	$6,303	$(2,155)	$—	$—	$4,148
Cash Management Fund	4,395	—	4,395	(4,862)	(773,673)	—	(774,140)
Tax-Free Money
Market Fund	1,399	241	1,640	(1,386)	—	—	254
Intermediate Tax-Free
Bond Fund	76,029	71,572	147,601	(80,157)	—	1,339,951	1,407,395
Short-Term Income Fund	158,127	—	158,127	(93,588)	(19,248,801)	(5,826,049)	(25,010,311)
Intermediate Bond Fund	37,458	—	37,458	(16,593)	(7,492,209)	(3,677,722)	(11,149,066)
Bond Fund	50,809	—	50,809	(61,566)	(428,446)	(3,506,067)	(3,945,269)
Balanced Fund	765,031	3,060,524	3,825,555	—	—	6,294,842	10,120,398
U.S. Large Cap
Equity Fund	275,736	3,305,176	3,580,912	—	—	5,463,529	9,044,441
Opportunistic Fund	546,255	30,724	576,979	—	(1,312)	(38,760)	536,907

*	Distributions payable may differ from that disclosed in the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See below for post-October losses and capital loss carryforwards.
***
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2013, the Funds’ deferred post-October capital losses were as follows:

Fund	Post-October Capital Losses
Short-Term Income Fund	$60,463
Intermediate Bond Fund	156,829
Bond Fund	62,251
Opportunistic Fund	1,312

At August 31, 2013, the following Funds have capital loss carryforwards as summarized in the tables below. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration.

Capital loss carryforwards subject to expiration:

Fund	Amount	Expires
Cash Management Fund	$19,115	2015
Cash Management Fund	96,738	2017
Cash Management Fund	107,078	2018
Cash Management Fund	550,617	2019
Short-Term Income Fund	1,068,319	2014
Short-Term Income Fund	37,616	2015
Short-Term Income Fund	115,480	2016
Short-Term Income Fund	11,477,199	2017
Short-Term Income Fund	3,730,873	2018
Short-Term Income Fund	173,448	2019
Intermediate Bond Fund	2,246,538	2017
Intermediate Bond Fund	3,244,666	2018

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
Cash Management Fund	$125	$—	$125
Short-Term Income Fund	—	2,585,403	2,585,403
Bond Fund	2,679	363,516	366,195
Intermediate Bond Fund	—	1,844,176	1,844,176

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration. During the year ended August 31, 2013, Cash Management Fund and U.S. Treasury Fund utilized $1,508 and $2,298, respectively, of net capital loss carryforwards.

7.	Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued and there are no subsequent events to report.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2013	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)

Service Shares
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)

Institutional Shares
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.004	0.004	(0.004)	—	(0.004)

Institutional Shares
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.002	0.002	(0.002)	—	(0.002)
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)

Premier Shares
Year Ended August 31, 2013(f)	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc.  This amount was included in the statement of operations as other income to the Fund.  Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Administrative, Service and Institutional Shares of the U.S. Treasury Fund would have been 0.01%, 0.01%, 0.01%, and 0.05%, 0.05%, 0.05%, respectively.

(e)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc.  This amount was included in the statement of operations as other income to the Fund.  Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for the Administrative and Institutional Shares of the Cash Management Fund would have been 0.01%, 0.12% and 0.02%, 0.13%, respectively.

(f)	For the period September 17, 2012 (commencement of operations) through August 31, 2013.

Amounts designated as “ – ” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets (c)

$1.000	0.01%		$822,664	0.11%	0.01%		0.86%
1.000	0.01%		788,180	0.09%	0.01%		0.86%
1.000	0.01%		825,388	0.15%	0.01%		0.87%
1.000	0.13%	(d)	526,943	0.20%	0.09%	(d)	0.85%
1.000	0.07%		504,418	0.29%	0.08%		0.88%

1.000	0.01%		39,921	0.10%	0.01%		0.86%
1.000	0.01%		40,533	0.09%	0.01%		0.86%
1.000	0.01%		33,292	0.16%	0.01%		0.87%
1.000	0.13%	(d)	40,385	0.20%	0.08%	(d)	0.86%
1.000	0.10%		107,700	0.26%	0.12%		0.89%

1.000	0.01%		185,370	0.10%	0.01%		0.61%
1.000	0.01%		148,421	0.09%	0.01%		0.61%
1.000	0.01%		178,898	0.16%	0.01%		0.62%
1.000	0.14%	(d)	200,536	0.20%	0.09%	(d)	0.61%
1.000	0.12%		320,914	0.24%	0.14%		0.63%

1.000	0.01%		613,298	0.12%	0.01%		0.86%
1.000	0.01%		466,990	0.12%	0.01%		0.86%
1.000	0.01%		436,984	0.24%	0.01%		0.87%
1.000	0.11%	(e)	462,414	0.39%	0.08%	(e)	0.86%
1.000	0.39%		649,605	0.62%	0.38%		0.92%

1.000	0.01%		570,786	0.12%	0.01%		0.61%
1.000	0.01%		461,016	0.12%	0.01%		0.61%
1.000	0.02%		424,264	0.23%	0.02%		0.62%
1.000	0.22%	(e)	446,334	0.27%	0.20%	(e)	0.61%
1.000	0.69%		416,940	0.32%	0.74%		0.67%

1.000	0.02%		219	0.10%	0.01%		1.11%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2013	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	—	—	—	—	—
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)

Institutional Shares
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.010	0.010	(0.010)	—	(0.010)

Select Shares
Year Ended August 31, 2013	1.000	—	—	—	—	—
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.011	0.011	(0.011)	—	(0.011)

Premier Shares
Year Ended August 31, 2013(d)	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	For the period September 17, 2012 (commencement of operations) through August 31, 2013.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data: (b)
Net Asset Value, End of Period	Total Return (a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (loss) to average net assets	Ratio of Gross Expenses to Average Net Assets(c)

$1.000	0.01%	$3,639	0.14%	0.01%	0.87%
1.000	0.01%	9,441	0.17%	0.01%	0.86%
1.000	0.01%	6,303	0.26%	0.05%	0.94%
1.000	0.01%	17,051	0.27%	0.07%	0.89%
1.000	0.67%	71,197	0.64%	0.26%	0.93%

1.000	0.01%	28,518	0.12%	0.01%	0.62%
1.000	0.01%	10,843	0.17%	0.02%	0.61%
1.000	0.03%	19,734	0.24%	0.07%	0.68%
1.000	0.06%	39,568	0.25%	0.09%	0.65%
1.000	1.04%	37,267	0.28%	0.92%	0.70%

1.000	0.01%	286,119	0.13%	0.01%	0.62%
1.000	0.03%	416,443	0.15%	0.04%	0.61%
1.000	0.09%	325,261	0.18%	0.13%	0.68%
1.000	0.14%	364,453	0.15%	0.18%	0.65%
1.000	1.12%	471,079	0.20%	1.08%	0.70%

1.000	0.03%	10	0.11%	0.01%	1.12%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment (Loss) Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2013	$11.67	$0.29		$(0.62)	$(0.33)	$(0.30)	$—	$(0.30)
Year Ended August 31, 2012	11.38	0.29	(e)	0.34	0.63	(0.28)	(0.06)	(0.34)
Year Ended August 31, 2011	11.48	0.33		(0.10)	0.23	(0.33)	—	(0.33)
Year Ended August 31, 2010	10.96	0.32		0.53	0.85	(0.32)	(0.01)	(0.33)
Year Ended August 31, 2009	10.66	0.33	(e)	0.31	0.64	(0.33)	(0.01)	(0.34)
Institutional Shares
Year Ended August 31, 2013	11.68	0.33		(0.63)	(0.30)	(0.33)	—	(0.33)
Year Ended August 31, 2012	11.39	0.32	(e)	0.34	0.66	(0.31)	(0.06)	(0.37)
Year Ended August 31, 2011	11.49	0.35		(0.10)	0.25	(0.35)	—	(0.35)
Year Ended August 31, 2010	10.97	0.35		0.53	0.88	(0.35)	(0.01)	(0.36)
Year Ended August 31, 2009	10.67	0.36	(e)	0.31	0.67	(0.36)	(0.01)	(0.37)
A Shares
Year Ended August 31, 2013	11.67	0.39		(0.65)	(0.26)	(0.36)	—	(0.36)
Year Ended August 31, 2012	11.39	0.29	(e)	0.34	0.63	(0.29)	(0.06)	(0.35)
Period Ended August 31, 2011(g)	11.07	0.11		0.32	0.43	(0.11)	—	(0.11)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2013	9.53	0.12	(e)	(0.01)	0.11	(0.13)	—	(0.13)
Year Ended August 31, 2012	9.42	0.19		0.15	0.34	(0.23)	—	(0.23)
Year Ended August 31, 2011	9.27	0.25		0.16	0.41	(0.26)	—	(0.26)
Year Ended August 31, 2010	8.61	0.42		0.63	1.05	(0.39)	—	(0.39)
Year Ended August 31, 2009	9.36	0.50	(e)	(0.78)	(0.28)	(0.45)	(0.02)	(0.47)

Institutional Shares
Year Ended August 31, 2013	9.53	0.14	(e)	(0.01)	0.13	(0.15)	—	(0.15)
Year Ended August 31, 2012	9.42	0.21		0.16	0.37	(0.26)	—	(0.26)
Year Ended August 31, 2011	9.27	0.28		0.16	0.44	(0.29)	—	(0.29)
Year Ended August 31, 2010	8.61	0.46		0.62	1.08	(0.42)	—	(0.42)
Year Ended August 31, 2009	9.36	0.52	(e)	(0.78)	(0.26)	(0.47)	(0.02)	(0.49)

A Shares
Year Ended August 31, 2013	9.53	0.11	(e)	0.01 (i)	0.12	(0.14)	—	(0.14)
Year Ended August 31, 2012	9.42	0.18		0.16	0.34	(0.23)	—	(0.23)
Period Ended August 31, 2011(g)	9.40	0.07		0.03	0.10	(0.08)	—	(0.08)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 2.87%, 3.14% and 7.83%, 8.11%, respectively for Intermediate Tax-Free Bond Fund.

(g)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.
(h)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 4.66%, 4.94% and 12.26%, 12.58%, respectively for Short-Term Income Fund.

(i)
The amount shown for a share outstanding throughout the period and aggregate net losses on investments for the period are not in accord because of the sales and repurchases of fund shares in relation to fluctuating fair value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$11.04	(2.92)%		$2,262	0.73%	2.57%		1.43%	7%
11.67	5.66%		2,503	0.73%	2.48%		1.42%	8%
11.38	2.14%		2,897	0.85%	2.94%		1.54%	11%
11.48	7.92	%(f)	3,250	0.78%	2.96	%(f)	1.46%	12%
10.96	6.16%		2,848	0.83%	3.08%		1.53%	7%

11.05	(2.66)%		31,112	0.48%	2.82%		1.18%	7%
11.68	5.94%		41,529	0.48%	2.74%		1.17%	8%
11.39	2.38%		37,464	0.50%	3.19%		1.20%	11%
11.49	8.20	%(f)	34,484	0.51%	3.23	%(f)	1.21%	12%
10.97	6.42%		29,956	0.58%	3.35%		1.28%	7%

11.05	(2.33)%		1,491	0.73%	2.57%		1.28%	7%
11.67	5.66%		38	0.73%	2.48%		1.27%	8%
11.39	3.90%		10	0.75%	2.94%		1.32%	11%

9.51	1.15%		40,195	0.66%	1.29%		1.41%	45%
9.53	3.68%		41,539	0.67%	1.88%		1.42%	62%
9.42	4.48%		27,135	0.73%	2.70%		1.47%	36%
9.27	12.47	%(h)	25,733	0.78%	4.86	%(h)	1.47%	46%
8.61	(2.71)%		15,880	0.86%	5.94%		1.61%	10%

9.51	1.41%		99,361	0.41%	1.49%		1.16%	45%
9.53	3.94%		80,073	0.42%	2.15%		1.17%	62%
9.42	4.75%		67,116	0.47%	2.90%		1.22%	36%
9.27	12.79	%(h)	45,921	0.47%	5.17	%(h)	1.22%	46%
8.61	(2.44)%		30,468	0.60%	6.16%		1.35%	10%

9.51	1.25%		2,929	0.66%	1.14%		1.26%	45%
9.53	3.69%		10	0.67%	1.90%		1.27%	62%
9.42	1.04%		10	0.71%	2.11%		1.32%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2013	$9.94	$0.16	(e)	$0.33	$0.49	$(0.21)	$—	$(0.21)
Year Ended August 31, 2012	9.69	0.25	(e)	0.32	0.57	(0.32)	—	(0.32)
Year Ended August 31, 2011	9.36	0.44		0.27	0.71	(0.38)	—	(0.38)
Year Ended August 31, 2010	8.45	0.55	(e)	0.85	1.40	(0.49)	—	(0.49)
Year Ended August 31, 2009	9.49	0.51	(e)	(0.94)	(0.43)	(0.47)	(0.14)	(0.61)

Institutional Shares
Year Ended August 31, 2013	9.95	0.20	(e)	0.32	0.52	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.70	0.28	(e)	0.32	0.60	(0.35)	—	(0.35)
Year Ended August 31, 2011	9.38	0.47		0.26	0.73	(0.41)	—	(0.41)
Year Ended August 31, 2010	8.46	0.57	(e)	0.86	1.43	(0.51)	—	(0.51)
Year Ended August 31, 2009	9.50	0.54	(e)	(0.94)	(0.40)	(0.50)	(0.14)	(0.64)

A Shares
Year Ended August 31, 2013	9.94	0.18	(e)	0.32	0.50	(0.22)	—	(0.22)
Year Ended August 31, 2012	9.70	0.26	(e)	0.30	0.56	(0.32)	—	(0.32)
Period Ended August 31, 2011(g)	9.62	0.13		0.06	0.19	(0.11)	—	(0.11)

Bond Fund
Investor Shares
Year Ended August 31, 2013	9.52	0.20	(e)	(0.16)	0.04	(0.24)	—	(0.24)
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)
Year Ended August 31, 2011	8.95	0.37		0.28	0.65	(0.34)	—	(0.34)
Year Ended August 31, 2010	8.18	0.50		0.74	1.24	(0.47)	—	(0.47)
Year Ended August 31, 2009	8.63	0.46	(e)	(0.40)	0.06	(0.46)	(0.05)	(0.51)

Institutional Shares
Year Ended August 31, 2013	9.51	0.22	(e)	(0.14)	0.08	(0.27)	—	(0.27)
Year Ended August 31, 2012	9.25	0.31		0.32	0.63	(0.35)	(0.02)	(0.37)
Year Ended August 31, 2011	8.95	0.40		0.27	0.67	(0.37)	—	(0.37)
Year Ended August 31, 2010	8.18	0.51		0.75	1.26	(0.49)	—	(0.49)
Year Ended August 31, 2009	8.63	0.48	(e)	(0.40)	0.08	(0.48)	(0.05)	(0.53)

A Shares
Year Ended August 31, 2013	9.52	0.18	(e)	(0.12)	0.06	(0.25)	—	(0.25)
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)
Period Ended August 31, 2011(g)	9.07	0.12		0.18	0.30	(0.11)	—	(0.11)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 5.70%, 5.96% and 16.59%, 17.00%, respectively for Intermediate Bond Fund.

(g)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.
(h)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 5.64%, 5.81% and 15.35%, 15.64%, respectively for Bond Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$10.22	4.94%		$18,712	0.90%	1.57%		1.59%	26%
9.94	6.02%		12,131	0.89%	2.54%		1.58%	34%
9.69	7.72%		13,166	0.89%	4.65%		1.59%	28%
9.36	17.08	%(f)	12,554	0.85%	6.17	%(f)	1.54%	22%
8.45	(4.15)%		10,188	0.89%	6.14%		1.59%	21%

10.23	5.21%		13,746	0.65%	1.97%		1.34%	26%
9.95	6.30%		11,136	0.64%	2.88%		1.33%	34%
9.70	7.88%		10,370	0.64%	4.91%		1.34%	28%
9.38	17.48	%(f)	9,165	0.58%	6.37	%(f)	1.28%	22%
8.46	(3.89)%		10,675	0.62%	6.36%		1.32%	21%

10.22	5.00%		113	0.90%	1.72%		1.44%	26%
9.94	5.92%		11	0.89%	2.66%		1.43%	34%
9.70	1.99%		10	0.91%	4.07%		1.48%	28%

9.32	0.44%		10,106	0.77%	2.12%		1.47%	34%
9.52	6.60%		12,283	0.76%	3.02%		1.46%	34%
9.26	7.47%		10,592	0.82%	4.17%		1.51%	36%
8.95	15.56	%(h)	8,316	0.83%	5.82	%(h)	1.53%	35%
8.18	1.17%		10,182	0.91%	5.84%		1.61%	24%

9.32	0.80%		38,124	0.52%	2.32%		1.22%	34%
9.51	6.87%		36,248	0.51%	3.28%		1.21%	34%
9.25	7.62%		30,796	0.56%	4.42%		1.26%	36%
8.95	15.85	%(h)	24,885	0.55%	6.04	%(h)	1.25%	35%
8.18	1.44%		16,817	0.65%	6.12%		1.35%	24%

9.33	0.65%		63	0.77%	1.92%		1.32%	34%
9.52	6.61%		11	0.76%	3.02%		1.31%	34%
9.26	3.29%		10	0.81%	3.77%		1.38%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2013	$12.84	$0.25	(e)	$0.84	$1.09	$(0.25)	$(0.23)	$(0.48)
Year Ended August 31, 2012	11.96	0.28	(e)	0.88	1.16	(0.28)	—	(0.28)
Year Ended August 31, 2011	10.88	0.28		1.08	1.36	(0.28)	—	(0.28)
Year Ended August 31, 2010	10.30	0.29		0.60	0.89	(0.31)	—	(0.31)
Year Ended August 31, 2009	11.50	0.26	(e)	(1.24)	(0.98)	(0.22)	—	(0.22)

Institutional Shares
Year Ended August 31, 2013	12.87	0.29	(e)	0.85	1.14	(0.29)	$(0.23)	(0.52)
Year Ended August 31, 2012	11.99	0.31	(e)	0.88	1.19	(0.31)	—	(0.31)
Year Ended August 31, 2011	10.91	0.31		1.08	1.39	(0.31)	—	(0.31)
Year Ended August 31, 2010	10.32	0.32		0.60	0.92	(0.33)	—	(0.33)
Year Ended August 31, 2009	11.51	0.28	(e)	(1.24)	(0.96)	(0.23)	—	(0.23)

A Shares
Year Ended August 31, 2013	12.83	0.23	(e)	0.86	1.09	(0.26)	$(0.23)	(0.49)
Year Ended August 31, 2012	11.96	0.28	(e)	0.87	1.15	(0.28)	—	(0.28)
Period Ended August 31, 2011(g)	12.67	0.10		(0.73)	(0.63)	(0.08)	—	(0.08)

U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2013	11.80	0.11		1.89	2.00	(0.11)	$(0.02)	(0.13)
Year Ended August 31, 2012	10.49	0.08		1.31	1.39	(0.08)	—	(0.08)
Year Ended August 31, 2011	9.47	0.03		1.05	1.08	(0.06)	—	(0.06)
Year Ended August 31, 2010	9.18	0.07		0.26	0.33	(0.04)	—	(0.04)
Year Ended August 31, 2009	11.26	0.07	(e)	(2.09)	(2.02)	(0.06)	—	(0.06)

Institutional Shares
Year Ended August 31, 2013	11.86	0.15		1.88	2.03	(0.14)	$(0.02)	(0.16)
Year Ended August 31, 2012	10.54	0.12		1.31	1.43	(0.11)	—	(0.11)
Year Ended August 31, 2011	9.51	0.06		1.06	1.12	(0.09)	—	(0.09)
Year Ended August 31, 2010	9.22	0.10		0.26	0.36	(0.07)	—	(0.07)
Year Ended August 31, 2009	11.31	0.09	(e)	(2.10)	(2.01)	(0.08)	—	(0.08)

A Shares
Year Ended August 31, 2013	11.81	0.11		1.88	1.99	(0.11)	$(0.02)	(0.13)
Year Ended August 31, 2012	10.50	0.08		1.31	1.39	(0.08)	—	(0.08)
Period Ended August 31, 2011(g)	11.83	0.02		(1.34)	(1.32)	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 2.55%, 2.80% and 8.59%, 8.89%, respectively for Balanced Fund.

(g)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.
(h)
During the period, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statement of operations as other income to the Fund. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 0.45%, 0.70% and 3.33%, 3.54%, respectively for U.S. Large Cap Equity Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$13.45	8.76%		$14,352	0.90%	1.92%		1.63%	74%
12.84	9.78%		13,687	0.88%	2.24%		1.62%	64%
11.96	12.49%		16,451	0.89%	2.27%		1.63%	86%
10.88	8.70	%(f)	16,473	0.90%	2.66	%(f)	1.64%	81%
10.30	(8.21)%		15,203	0.97%	2.77%		1.71%	88%

13.49	9.09%		52,277	0.65%	2.17%		1.38%	74%
12.87	10.04%		50,960	0.63%	2.52%		1.37%	64%
11.99	12.73%		45,113	0.64%	2.52%		1.38%	86%
10.91	9.00	%(f)	41,545	0.65%	2.91	%(f)	1.39%	81%
10.32	(7.98)%		40,062	0.72%	3.03%		1.46%	88%

13.43	8.73%		292	0.90%	1.72%		1.48%	74%
12.83	9.80%		10	0.88%	2.25%		1.47%	64%
11.96	5.10%		9	0.86%	2.38%		1.49%	86%

13.67	17.09%		1,930	0.93%	0.87%		1.57%	98%
11.80	13.32%		1,602	0.92%	0.72%		1.56%	51%
10.49	11.39%		1,957	0.94%	0.33%		1.58%	72%
9.47	3.63	%(h)	1,610	0.99%	0.74	%(h)	1.61%	45%
9.18	(17.85)%		1,480	1.17%	0.87%		1.80%	47%

13.73	17.30%		27,551	0.68%	1.12%		1.32%	98%
11.86	13.61%		27,842	0.67%	0.96%		1.31%	51%
10.54	11.73%		35,655	0.69%	0.59%		1.33%	72%
9.51	3.84	%(h)	29,405	0.71%	1.06	%(h)	1.35%	45%
9.22	(17.64)%		17,213	0.91%	1.09%		1.55%	47%

13.67	17.02%		65	0.93%	0.77%		1.42%	98%
11.81	13.41%		10	0.92%	0.72%		1.41%	51%
10.50	(11.23)%		9	0.94%	0.56%		1.44%	72%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments
Opportunistic Fund
Investor Shares
Year Ended August 31, 2013	$11.26	$0.02		$2.00	$2.02	$(0.02)	$(0.41)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)
Institutional Shares
Year Ended August 31, 2013	11.28	0.06		2.02	2.08	(0.04)	(0.41)
Year Ended August 31, 2012(e)	10.00	(0.09	)(f)	1.46	1.37	—	(0.09)
A Shares
Year Ended August 31, 2013	11.26	0.02		2.03	2.05	(0.02)	(0.41)
Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	—	(0.09)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	For the period September 1, 2011 (commencement of operations) through August 31, 2012.
(f)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.43)	$12.85	18.41%	$729	2.15%	0.13%	3.46%	317%
(0.09)	11.26	13.65%	363	2.90%	(1.10)%	5.36%	207%

(0.45)	12.91	19.02%	5,730	1.65%	0.36%	3.16%	317%
(0.09)	11.28	13.86%	600	2.65%	(0.86)%	5.11%	207%

(0.43)	12.88	18.66%	1,415	1.90%	0.18%	3.31%	317%
(0.09)	11.26	13.65%	319	2.90%	(1.10)%	5.21%	207%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund), including the schedules of portfolio investments, as of August 31, 2013, and the related statements of operations for the year then ended, changes in net assets for each year in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
October 28, 2013

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)
August 31, 2013

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ended August 31, 2013, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2013, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
Fund	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions
Short-Term Income Fund	0.12308	0.00699	0.13007	0.14630	0.00831	0.15461	0.13149	0.00747	0.13896
Intermediate Bond Fund	0.18544	0.02325	0.20869	0.20921	0.02623	0.23543	0.19115	0.02397	0.21512
Bond Fund	0.19396	0.05079	0.24475	0.21281	0.05573	0.26854	0.20168	0.05281	0.25449

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains.

Final 2013 tax information for the Funds will be reported to shareholders next year by January 31, 2014. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:
For the year ended August 31, 2013, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2013 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2013, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	40.26%
U.S. Large Cap Equity Fund	95.42%
Opportunistic Fund	10.94%

For the year ended August 31, 2013, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 15%:

Fund	Percentage
Balanced Fund	43.60%
U.S. Large Cap Equity Fund	94.40%
Opportunistic Fund	10.64%

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $57,618 and $1,090,957, respectively, of its income distributions as tax-exempt distributions for the year ended August 31, 2013.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2013:

Fund	Amount
Tax-Free Money Market Fund	$407
Intermediate Tax-Free Bond Fund	5,913
Balanced Fund	1,154,607
U.S. Large Cap Equity Fund	44,550
Opportunistic Fund	10,238

For the year ended August 31, 2013, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Opportunistic Fund	45,976

For the year ended August 31, 2013, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
Cash Management Fund	$94,885
U.S. Treasury Money Market Fund	63,921
Short-Term Income Fund	2,119,135
Bond Fund	1,342,896
Intermediate Bond Fund	585,155
Balanced Fund	767,620
U.S. Large Cap Equity Fund	23
Opportunistic Fund	6

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2013

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (“Cavanal Hill”) was formally considered by the Board of Trustees at meetings held on July 25 - 26, 2013. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected Cavanal Hill’s fee waivers in place, Cavanal Hill’s contractual investment advisory fee levels, as well as additional voluntary fee waivers. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by Cavanal Hill, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and Cavanal Hill.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and Cavanal Hill, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill’s senior management and portfolio managers presented information to the Trustees at Trustee meetings and discussed Fund performance and the Fund’s investment objectives, strategies and outlook. The Trustees considered the background and experience of Cavanal Hill’s senior management and the expertise of investment personnel of Cavanal Hill responsible for the day-to-day management of each Fund. The Trustees also considered Cavanal Hill’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of Cavanal Hill in light of the slow economic recovery. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Fund were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One-, three-, five- and ten-year performance data was presented. The Trustees discussed with Cavanal Hill the performance goals and the actual results achieved in managing the Fund as well as the effect of market conditions on the Funds. Despite the challenges of low yields, the Service and Institutional Share Class of the U.S. Treasury Fund ranked #1 in its 217-fund peer group for the 3 year period ending May 31, 2013. The Administrative Class of the U.S. Treasury Fund ranked #2 for the same time period. All three Share Classes of the U.S Treasury Fund are in the top quartile for the 12 month and 3 year period ending May 31, 2013. The 1 year performance of the Cash Management Administrative Share Class and the Tax-Free Select Share Class ranked in the top quartile. The Administrative and Institutional Share Classes of the Tax-Free Fund ranked in the upper end of the second quartile with the Institutional Cash Management Share Class ranking in the upper end of the third quartile. The Cavanal Hill Fund taxable fixed income Funds performed well during the period. All three of the taxable bond Funds (Intermediate Bond, Short Term Income and Bond) ranked in the top quartile for the 12 month and 3 year period ending May 31, 2013 in their respective Lipper categories. The Intermediate Bond Fund Institutional Share Class received the Lipper Fund Award for ranking No. 1 out of 125 for the 3 years ending November 30, 2012. The Intermediate Tax Free Bond Funds short-term, high quality investments proved to be out of favor for the year ending May 31, 2013, with each ranking in the fourth quartile. However, as of June 30, 2013, the Institutional share class was in the 28th percentile year to date. Equity performance was mixed during the period. The U.S. Large Cap Equity Fund Share Classes ranked in the fourth quartile. The Balanced Fund Share Classes saw performance in the third quartile. The Opportunistic Fund Institutional Share Class ranked No. 1 out of 259 funds in its category for the year 2012, its first full year of performance, and remained at No. 1 for the 12 month period ending May 31, 2013. The No Load Investor Share Class ranked second in its category. Assets of the Opportunistic Fund grew 565% from May 2012 to May 2013. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by Cavanal Hill and its affiliates, BOKF, N.A. and BOSC, Inc. The Trustees also considered the fallout benefits to Cavanal Hill of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, distribution and custody services to each Fund.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2013

The Trustees recognized that the data presented was not audited and represents Cavanal Hill’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by Cavanal Hill. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by Cavanal Hill affect the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected investment adviser fees charged by Cavanal Hill generally in line with median fees and, in all Fund classes, the fees net of waivers and expenses were below the median. The Trustees analyzed the fees paid to Cavanal Hill in light of performance and the services provided, and in light of profitability to Cavanal Hill. Based on their review, the Trustees concluded that the profitability to Cavanal Hill under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by Cavanal Hill had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that their review of potential economies of scale supports their decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)
August 31, 2013

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	32.9%
Repurchase Agreements	66.0%
Other assets in excess of liabilities	1.1%
Total	100.0%

Cash Management Fund:

Security Allocation	Percentage of Net Assets
Certificates of Deposit	4.2%
Commercial Paper	27.0%
U.S. Government Agency Securities	17.9%
Repurchase Agreements	49.4%
Time Deposit	1.5%
Total	100.0%

Tax-Free Money Market Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	87.8%
Municipal Commercial Paper	11.1%
Investment Companies	4.3%
Liabilities in excess of other assets	(3.2)%
Total	100.0%

Intermediate Tax-Free Bond Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	96.5%
Investment in Affiliates	2.8%
Other assets in excess of liabilities	0.7%
Total	100.0%

Short-Term Income Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	10.3%
Mortgage Backed Securities	34.2%
Corporate Bonds	10.0%
Municipal Bonds	0.9%
U.S. Government Agency Securities	3.4%
U.S. Treasury Obligations	36.4%
Investment in Affiliates	4.5%
Other assets in excess of liabilities	0.3%
Total	100.0%

Intermediate Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	6.5%
Mortgage Backed Securities	27.6%
Corporate Bonds	10.8%
Taxable Municipal Bonds	1.3%
U.S. Government Agency Securities	8.4%
U.S. Treasury Obligations	38.1%
Investment in Affiliates	12.9%
Liabilities in excess of other assets	(5.6)%
Total	100.0%

Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	2.8%
Mortgage Backed Securities	39.4%
Corporate Bonds	8.6%
Taxable Municipal Bonds	1.3%
U.S. Government Agency Securities	7.0%
U.S. Treasury Obligations	36.1%
Investment in Affiliates	6.6%
Liabilities in excess of other assets	(1.8)%
Total	100.0%

Balanced Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	49.4%
Asset Backed Securities	2.0%
Mortgage Backed Securities	18.7%
Corporate Bonds	1.0%
Taxable Municipal Bonds	0.4%
U.S. Government Agency Securities	3.9%
U.S. Treasury Obligations	14.2%
Investment Companies	3.9%
Investment in Affiliates	8.2%
Liabilities in excess of other assets	(1.7)%
Total	100.0%

U.S. Large Cap Equity Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	98.9%
Investment in Affiliates	2.1%
Liabilities in excess of other assets	(1.0)%
Total	100.0%

Opportunistic Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	79.3%
Convertible Bonds	9.8%
Purchased Put Options	0.9%
Investment Companies	4.1%
Investment in Affiliates	7.4%
Liabilities in excess of other assets	(1.5)%
Total	100.0%

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill Funds
August 31, 2013

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held
Scott H. Rhodes Age: 54	Treasurer	Indefinite, 9/10—Present	From February 2010 to present, SVP of Citi Fund Services Ohio, Inc. From September 2005 to January 2010, various positions for GE Asset Management Inc., including Manager, Treasurer, and Financial & Operations Principal.	10	None

James L. Huntzinger Age: 63	President, Assistant Secretary	Indefinite, 6/08—Present	From 2002 to present, Chief Investment Officer for BOK Financial Corporation.	10	None

Fred J. Schmidt Age: 54	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08—Present	From 2011 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 2004 to 2011, Senior Vice President of Citi Fund Services Ohio, Inc., CCO Services	10	None

Kristin L. Walters Age: 41	Secretary	Indefinite, 4/08—Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management, Inc.	10	None

The following table sets forth certain information about each of the Trust’s Trustees.

Name and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held
Independent Trustees:
William H. Wilson Jr. Age: 54	Trustee, Chairman	Indefinite, 5/08—Present	Partner of Sage Partners, Keystone Exploration, and 3C Farms.	10	None

David L. Foster Age: 65	Trustee	Indefinite, 5/08—Present	Chief Executive Officer of the Williford Companies.	10	None

Interested Trustees:

Scott Grauer** Age: 49	Trustee	Indefinite, 7/08—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF, NA; from 1991 to present, President and CEO, BOSC, Inc.	10	None

*
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**
Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOKF, NA, the parent of Cavanal Hill Investment Management, Inc., and the President and CEO of BOSC, Inc., the distributor of the Trust. Mr. Grauer is also Vice Chairman of the Board of BOSC, Inc., Chairman of the Board of Cavanal Hill Management, Inc. and serves as a member of the board for other BOK Financial Corporation subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2013

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2013 through August 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

U.S. Treasury Fund1	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period 3/1/13 - 8/31/13	Expense Ratio During Period* 3/1/13 - 8/31/13
Administrative Shares	$1,000.00	$1,000.00	$0.40	0.08%
Service Shares	1,000.00	1,000.00	0.40	0.08%
Institutional Shares	1,000.00	1,000.00	0.40	0.08%

Cash Management Fund1
Administrative Shares	1,000.00	1,000.00	0.50	0.10%
Institutional Shares	1,000.00	1,000.00	0.50	0.10%
Premier Shares	1,000.00	1,000.10	0.45	0.09%

Tax-Free Money Market Fund1
Administrative Shares	1,000.00	1,000.00	0.55	0.11%
Institutional Shares	1,000.00	1,000.00	0.50	0.10%
Select Shares	1,000.00	1,000.00	0.55	0.11%
Premier Shares	1,000.00	1,000.10	0.55	0.11%

Intermediate Tax-Free Bond Fund1
Investor Shares	1,000.00	961.70	3.71	0.75%
Institutional Shares	1,000.00	963.00	2.42	0.49%
A Shares	1,000.00	962.60	3.61	0.73%

Short-Term Income Fund1
Investor Shares	1,000.00	995.70	3.42	0.68%
Institutional Shares	1,000.00	998.00	2.12	0.42%
A Shares	1,000.00	995.80	3.37	0.67%

Intermediate Bond Fund1
Investor Shares	1,000.00	1,003.50	4.70	0.93%
Institutional Shares	1,000.00	1,004.80	3.39	0.67%
A Shares	1,000.00	1,002.60	4.69	0.93%

Bond Fund1
Investor Shares	1,000.00	984.50	3.95	0.79%
Institutional Shares	1,000.00	985.80	2.75	0.55%
A Shares	1,000.00	985.60	4.00	0.80%

Balanced Fund1
Investor Shares	1,000.00	1,031.80	4.61	0.90%
Institutional Shares	1,000.00	1,033.70	3.33	0.65%
A Shares	1,000.00	1,032.10	4.61	0.90%

U.S. Large Cap Equity Fund1
Investor Shares	1,000.00	1,094.90	4.96	0.94%
Institutional Shares	1,000.00	1,095.70	3.64	0.69%
A Shares	1,000.00	1,094.30	4.96	0.94%

Opportunistic Fund1
Investor Shares	1,000.00	1,093.30	11.29	2.14%
Institutional Shares	1,000.00	1,096.30	8.67	1.64%
A Shares	1,000.00	1,094.50	9.98	1.89%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
*	Annualized.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Concluded
August 31, 2013

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Expenses Paid During Period 3/1/13 - 8/31/13	Expense Ratio During Period* 3/1/13 - 8/31/13
U.S. Treasury Fund1
Administrative Shares	$1,000.00	$1,024.80	$0.41	0.08%
Service Shares	1,000.00	1,024.80	0.41	0.08%
Institutional Shares	1,000.00	1,024.80	0.41	0.08%

Cash Management Fund1
Administrative Shares	1,000.00	1,024.70	0.51	0.10%
Institutional Shares	1,000.00	1,024.70	0.51	0.10%
Premier Shares	1,000.00	1,024.75	0.46	0.09%

Tax-Free Money Market Fund1
Administrative Shares	1,000.00	1,024.65	0.56	0.11%
Institutional Shares	1,000.00	1,024.70	0.51	0.10%
Select Shares	1,000.00	1,024.65	0.56	0.11%
Premier Shares	1,000.00	1,024.65	0.56	0.11%

Intermediate Tax-Free Bond Fund1
Investor Shares	1,000.00	1,021.42	3.82	0.75%
Institutional Shares	1,000.00	1,022.74	2.50	0.49%
A Shares	1,000.00	1,021.53	3.72	0.73%

Short-Term Income Fund1
Investor Shares	1,000.00	1,021.78	3.47	0.68%
Institutional Shares	1,000.00	1,023.09	2.14	0.42%
A Shares	1,000.00	1,021.83	3.41	0.67%

Intermediate Bond Fund1
Investor Shares	1,000.00	1,020.52	4.74	0.93%
Institutional Shares	1,000.00	1,021.83	3.41	0.67%
A Shares	1,000.00	1,020.52	4.74	0.93%

Bond Fund1
Investor Shares	1,000.00	1,021.22	4.02	0.79%
Institutional Shares	1,000.00	1,022.43	2.80	0.55%
A Shares	1,000.00	1,021.17	4.08	0.80%

Balanced Fund1
Investor Shares	1,000.00	1,020.67	4.58	0.90%
Institutional Shares	1,000.00	1,021.93	3.31	0.65%
A Shares	1,000.00	1,020.67	4.58	0.90%

U.S. Large Cap Equity Fund1
Investor Shares	1,000.00	1,020.47	4.79	0.94%
Institutional Shares	1,000.00	1,021.73	3.52	0.69%
A Shares	1,000.00	1,020.47	4.79	0.94%

Opportunistic Fund1
Investor Shares	1,000.00	1,014.42	10.87	2.14%
Institutional Shares	1,000.00	1,016.94	8.34	1.64%
A Shares	1,000.00	1,015.68	9.60	1.89%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
*	Annualized.

C A V A N A L  H I L L  F U N D S

Ann-08/13

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2012 – $ 107,220

2013 – $ 110,000

(b) Audit Related Fees

2012 – $ 32,170

2013 – $ 33,250

(c) Tax Fees

2012 – $35,040 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2013 – $36,100 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2012 – $ 0

2013 – $ 0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

1.  Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of the Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor.  As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust.  To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor.  Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum).  The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures.  Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence.  In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products.  While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation.  No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval.  The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted:  October 17, 2003

As amended:  July 30, 2009

(e)(2)

2012 – 0%

2013 – 0%

(f) Not Applicable

(g)           2012 – $ 0

2013 – $ 0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

(b) (1) Not applicable.

(b) (2) Not applicable.

(b) (3) Not applicable.

(b) (4) Not applicable.

(b) (5) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President

Date	November 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President

Date	November 1, 2013

By (Signature and Title)*	/s/ Scott Rhodes
Scott Rhodes, Treasurer

Date	November 1, 2013